EX-4

Teachers Insurance and Annuity Association of America
730 Third Avenue, New York, N.Y. 10017-3206
Telephone: [800-842-2733]

Retirement Choice Annuity Contract

Contractholder:	[ABC Institution]
Contract Number:	[T-xxxxx ]
Companion CREF Contract Number:	[C-xxxxx/NONE ]
Date of Issue:	[01 01 2005]

This contract is delivered in [the State of state] and is subject to the laws and regulations therein.

This is a contract between you, the contractholder, and us, Teachers Insurance and Annuity Association of America (TIAA). This page refers briefly to some of the features of this contract. The next pages set forth in detail the rights and obligations of both TIAA and the contractholder under the contract. PLEASE READ THIS CONTRACT. IT IS IMPORTANT.

GENERAL DESCRIPTION

The contractholder remits all premiums for this contract. Premiums are allocated between the Traditional Annuity and the Real Estate Account.

Traditional Annuity. Each premium allocated to the Traditional Annuity under this contract buys a guaranteed minimum amount of benefit payments, based on the rate schedule in effect at the time the premium is credited. Traditional Annuity accumulations will be credited with a guaranteed interest rate, and may also be credited with additional amounts declared by TIAA.

Real Estate Account. Each premium allocated to the Real Estate Account under this contract buys a number of accumulation units. Real Estate Account accumulations are not guaranteed, and may increase or decrease depending on investment results. The Real Estate Account separate account charge is guaranteed not to exceed 2.50% per year of net assets.

This contract cannot be assigned and it does not provide for loans.

If you have any questions about the contract or
need help to resolve a problem, you can contact
us at the address or phone number above.

E. Laverne Jones	Herbert M. Allison, Jr.
Vice President and	Chairman, President and
Corporate Secretary	Chief Executive Officer

Group Flexible Premium Deferred Annuity
Fixed and Variable Accumulations
Nonparticipating

INDEX ON NEXT PAGE
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TIAA Retirement Choice Annuity Contract

INDEX OF PROVISIONS

	Section		Section

Accumulation		IRC	14
- Definition	1	Laws and Regulations - Compliance with	71
- Employee’s	7	Loans – Not Available	63
- Employee’s Real Estate Account	35	Lump-sum Benefit
- Employee’s Traditional Annuity	31	- Amount	50
- Real Estate Account	34	- Availability	48
- Report of	61	- Effective Date	49
- Traditional Annuity	30	Net Investment Factor	36
Accumulation Units		Ownership	62
- Definition	33	Payee	15
- Number of	38	Payment to an Estate, Trustee, etc	66
Additional Amounts	32	Plan Benefit Payment	46
Assignment -Void and of no effect	64	Premiums
Benefit Payment	39	- Allocation of	28
Benefits Based on Incorrect Data	68	- Payment of	27
Business Day	3	- Taxes	29
Claims of Creditors - Protection Against	70	Proof of Survival	69
Commuted Value	4	Rate Schedule
Companion CREF Contract	26	- Change of	73
Contestability	25	- Definition	16
Contract	24	Real Estate Account
Contractholder Payment		- Deletion of	60
- From the Real Estate Account	52	Second Annuitant	17
- From the Traditional Annuity	51	Separate Account
Correspondence with us	72	- Charge	37
Death Benefit		- Definition	18
- Amount of Payments	44	- Insulation of	59
- Beneficiary	2	Service of Process upon TIAA	67
- Definition	5	Severance from Employment	19
- Payment Methods	43	Surrender Charge	20
- Payments after Death of Beneficiary	45	Termination of Employment	21
Elections and Changes - Procedure for	65	Traditional Annuity	22
Employee	6	Transfers
Employer Plan	8	- Crediting Internal Transfers	57
Employer Plan Fee Withdrawals	58	- Definition of Internal Transfer	13
- Definition	9	- Effective Date of Transfers	56
ERISA	10	- Internal Transfers from CREF	55
Forfeiture Reallocation Payment	47	- Internal Transfers from
Funding Vehicle	11	the Real Estate Account	53
General Account	12	- Transfers from the Traditional Annuity	54
Income Benefit		Valuation Day and Valuation Period	23
- Amount	42
- Options	40
- Post-mortem Payments	41

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TIAA Retirement Choice Annuity Contract

PART A: TERMS USED IN THIS CONTRACT

1.	The contract’s accumulation is equal to the sum of all employees’ accumulations under the contract.

2.
A beneficiary is any person eligible to receive death benefit payments upon the death of an employee. If none of the beneficiaries named is alive at the time of the employee’s death, or if, at the employee’s death, no beneficiary had ever been named for that employee, then the death benefit will be paid to the person entitled to such benefits under the terms of the employer plan.

If the plan does not specify how to distribute such death benefits, the death benefit will be paid to the employee’s estate. If distributions to a named beneficiary are barred by operation of law, the death benefit due that beneficiary will be paid to the employee’s estate.

3.	A business day is any day that the New York Stock Exchange is open for trading. A business day ends at 4:00 P.M. Eastern time, or when trading closes on the New York Stock Exchange, if earlier.

4.
The commuted (discounted) value is a one-sum amount paid in lieu of a series of payments that are not contingent upon the survival of an employee or second annuitant. It is less than the total of those payments, because future interest, included when computing the series of payments, will not be earned if payment is to be made in one sum. The commuted value of future payments is therefore the sum of those payments less the interest from the date of commutation to the date each payment would have been made. The same interest rate or rates used in computing the benefit payments will be used to determine the commuted value.

5.	The death benefit for an employee is the current value of the employee’s accumulation.

6.	An employee is any employee entitled to benefits under the employer plan.

7.
An employee’s accumulation is the sum of the employee’s Traditional Annuity accumulation (as defined in section 31) and the employee’s Real Estate Account accumulation (as defined in section 35). Employee’s accumulations are maintained for the sole purpose of providing a record of amounts accumulated under the contract on behalf of individual employees. The contractholder owns all employees’ accumulations under the contract. Employees have no ownership rights to these accumulations.

8.
The employer plan is the retirement plan of the contractholder as amended from time to time, or any successor retirement plan. Employees’ and beneficiaries’ eligibility to receive benefits available under the contract and the conditions of such benefit payments will be determined by reference to the employer plan. The contractholder must notify TIAA of any changes to the terms of the employer plan. If TIAA takes any action in good faith before receiving such notice, we will not be subject to liability even if our acts were contrary to the terms of the employer plan as modified by such change.

9.	Employer plan fee withdrawals are amounts deducted from the contract’s accumulation in accordance with the terms of the employer plan to pay fees associated with the administration of the plan.

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10.	ERISA is the Employee Retirement Income Security Act of 1974, as amended.

11.	A funding vehicle is an annuity contract, custodial account, or trust designated to receive contributions under the employer plan.

12.	The general account consists of all of TIAA’s assets other than those in separate accounts.

13.
An internal transfer is the movement of accumulations between the employee’s Traditional Annuity accumulation and the employee’s Real Estate Account accumulation, or between this contract and a companion CREF contract, if any. The provisions concerning internal transfers are set forth in Part F.

14.
The IRC is the Internal Revenue Code of 1986, as amended. All references to any section of the IRC shall be deemed to refer not only to such section but also to any amendment thereof, any successor statutory provisions, and any regulations thereunder.

15.	The payee is a person named to receive any periodic payments or amounts due under an income option or death benefit payment method as explained in sections 41 and 45.

16.
The rate schedule sets forth the bases for computing the Traditional Annuity accumulation and any benefits and distributions arising from it. To the extent permitted by law, TIAA may change the rate schedule for amounts applied after the change, as explained in section 73.

17.
A second annuitant is the person named when an employee starts to receive income under a two-life annuity, to receive an income for life if he or she survives the employee. The second annuitant may be any person eligible under TIAA’s practices then in effect.

18.
Separate account. All premiums and internal transfers credited to the Real Estate Account become part of a separate account. The Real Estate Account is designated as “VA-2” and was established by TIAA in accordance with New York law to provide benefits under this contract and other contracts. The assets and liabilities of separate account VA-2 are segregated from the assets and liabilities of the general account, and from the assets and liabilities of any other TIAA separate account.

19.
A severance from employment occurs when an employee ceases to be employed by the employer that maintains the employer plan. In accordance with the provisions of the IRC and applicable regulations, a severance from employment will be deemed to occur even if the employee continues to perform the same job for a different employer that does not maintain the employer plan after a merger, acquisition, consolidation or other business transaction.

20.
A surrender charge will be assessed against any portion of the Traditional Annuity accumulation withdrawn as a lump-sum benefit as shown in the rate schedule. A surrender charge will also be assessed on each contractholder payment paid from the Traditional Annuity as shown in the rate schedule.

21.
Termination of employment for the purpose of determining the availability of the lump-sum benefit is a bona fide cessation of an employment relationship with the employer. Dissolution or modification of the employer plan; changes in the name or affiliation of the employer; leaves of

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absence, with or without pay; vacations; or other events not in fact a termination of employment will not be considered a termination of employment.

22.	The Traditional Annuity refers to the guaranteed annuity benefits under the contract. Each premium and internal transfer allocated to the Traditional Annuity under the contract buys a guaranteed minimum amount of income, based on the rate schedule in effect for the contract at the time the premium is paid.

23.	A valuation day is any business day, as well as the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the Real Estate Account are principally traded. Valuation days that aren’t business days end at 4:00 p.m. Eastern Time. A valuation period is the time from the end of a valuation day to the end of the next valuation day.

PART B: CONTRACT AND PREMIUMS

24.
The contract. This document and any endorsements thereto, constitute the entire contract between TIAA and the contractholder, and the provisions therein alone will govern with respect to the rights and obligations of TIAA and the contractholder. The payment of premiums is the consideration for the contract.

     The contract may be amended by agreement of TIAA and the contractholder without the consent of any other person, provided that such change does not reduce any benefit purchased under the contract up to that time. Any endorsement or amendment of this contract, waiver of any of its provisions, or change in rate schedule will be valid only if in writing and signed by an executive officer of TIAA.

25.	Contestability. The contract is incontestable.

26.
Companion CREF contract. The College Retirement Equities Fund (CREF) is a companion organization to TIAA. A companion CREF Retirement Choice Annuity contract may have been issued to you when you received this contract. The contract number for any such companion CREF contract is shown on page 1. If TIAA deletes the Real Estate Account and the Real Estate Account was, at any time, available under the terms of the employer plan, then a companion CREF Retirement Choice Annuity contract will be issued, without application, as a funding vehicle for the employer plan, if such companion contract had not been previously issued.

27.
Premiums for this contract must be remitted under the terms of the employer plan. Premiums include any transfers, other than internal transfers, to this contract from other funding vehicles. Premiums may be stopped at any time without notice to TIAA and then resumed without payment of any past due premium or penalty of any kind.

     TIAA reserves the right to stop accepting premiums under the contract at any time. TIAA will not accept premiums paid on behalf of an employee after the employee’s death. Premiums will be credited to the contract as of the end of the business day in which they are received by TIAA, at the location that TIAA will designate by prior written notice, in good order and in accordance with procedures established by TIAA or as required by law.

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28.
Allocation of premiums. Premiums may be allocated to either the Traditional Annuity or the Real Estate Account. Premiums allocated to the Traditional Annuity increase the Traditional Annuity accumulation. Premiums allocated to the Real Estate Account purchase accumulation units in the Real Estate Account. TIAA will allocate premiums according to the most recent valid instructions we have received from the contractholder in a form acceptable to TIAA. If no valid allocation instructions have been received, we will allocate premiums in accordance with the terms of the employer plan.

TIAA may stop accepting premiums to the Traditional Annuity or the Real Estate Account at any time.

29.	Premium taxes. If premium taxes are incurred, they will be deducted from the contract accumulation, to the extent permitted by law.

PART C: TRADITIONAL ANNUITY ACCUMULATION

30.	The Traditional Annuity accumulation is the sum of all employees’ Traditional Annuity accumulations held under the contract.

31.
Employee’s Traditional Annuity accumulation. TIAA will maintain nominal Traditional Annuity accumulations on behalf of each employee in whose name amounts are credited to the Traditional Annuity under the contract. An employee’s Traditional Annuity accumulation is the amount so held under the contract for that employee. Any amounts added to or deducted from the Traditional Annuity accumulation under this contract will be attributed to individual employees’ Traditional Annuity accumulations in accordance with the instructions of the contractholder. The contractholder owns all employees’ Traditional Annuity accumulations under the contract. Employees have no ownership rights to these accumulations.

An employee’s Traditional Annuity accumulation is, with respect to amounts recorded and transactions made on behalf of that employee, the sum of:

A)	all premiums allocated to the Traditional Annuity; plus

B)	interest credited by TIAA at the guaranteed accumulation interest rate set forth in the rate schedule; plus

C)	any additional amounts credited to the Traditional Annuity by TIAA; plus

D)	any internal transfers to the Traditional Annuity; less

E)	any premium taxes incurred by TIAA for the Traditional Annuity; less

F)
any employer plan fee withdrawals, interest payments, plan benefit payments, forfeiture reallocation payments, lump-sum benefits and any minimum distribution payments paid from the Traditional Annuity; less

G)	any charges for expenses and contingencies deducted by TIAA as set forth in the rate schedule; less

H)	any amounts deducted to provide an annuity income option or a death benefit payment method from the Traditional Annuity; less

I)	any transfers from the Traditional Annuity; less

J)	any contractholder payments paid from the Traditional Annuity; less

K)	any surrender charges assessed by TIAA as set forth in the rate schedule.

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32.
Additional amounts. TIAA may credit additional amounts to the Traditional Annuity accumulation. TIAA does not guarantee that there will be additional amounts. TIAA will determine at least annually if additional amounts will be credited.

     Any additional amounts credited to the Traditional Annuity accumulation will buy benefits based on the rate schedule applicable to the premiums or internal transfers that gave rise to such additional amounts. Additional amounts may also be paid with any Traditional Annuity benefits payable.

      Any additional amounts credited to the Traditional Annuity accumulation will be credited under a schedule of additional amount rates declared by TIAA. For a Traditional Annuity accumulation in force as of the effective date of such a schedule, the additional amount rates will not be modified for a period of twelve months following the schedule’s effective date. For any premiums and internal transfers applied to the Traditional Annuity during the twelve-month period described in the preceding sentence, TIAA may declare additional amounts at rates which remain in effect through the end of such twelve-month period. Thereafter, any additional amount rates declared for such premiums and internal transfers will remain in effect for periods of twelve months or more.

PART D: REAL ESTATE ACCOUNT ACCUMULATION AND UNITS

33.
Accumulation unit. The value of one accumulation unit is calculated at the end of each valuation day. The value of an accumulation unit is equal to the previous day’s value multiplied by the net investment factor for the Real Estate Account.

34.	The Real Estate Account accumulation is the sum of all employees’ Real Estate Account accumulations held under the contract.

35.
An employee’s Real Estate Account accumulation is equal to the number of accumulation units owned under the contract on behalf of that employee multiplied by the value of one accumulation unit. Real Estate Account accumulations are variable and are not guaranteed. They may increase or decrease depending on investment results.

      Any amounts added to or deducted from the Real Estate Account accumulation under this contract will be attributed to individual employee’s Real Estate Account accumulations in accordance with the instructions of the contractholder. The contractholder owns all employees’ Real Estate Account accumulations under the contract. Employees have no ownership rights to these accumulations.

36.
The net investment factor for the Real Estate Account for a valuation period is based on the amount of accrued real estate net operating income, dividends, interest and other income during the current period, a deduction of the separate account charge, both realized and unrealized capital gains and losses incurred, and other accounting adjustments during the current period.

The precise formula for the net investment factor is A divided by B, as follows:

A)	the value of the Real Estate Account’s net assets at the end of the current valuation period, less any premiums received during the current period.

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B)
the value of the Real Estate Account’s net assets at the end of the previous valuation period, plus the net effect of transactions (e.g. internal transfers, benefit payments) made at the start of the current valuation period.

37.
The separate account charge covers mortality and expense risk, liquidity risk, and administrative and investment advisory services. TIAA, at its discretion, can increase or decrease the separate account charge. The separate account charge is guaranteed not to exceed 2.50% per year of net assets.

38.
Number of accumulation units. Each premium and each internal transfer applied to the Real Estate Account buys a number of accumulation units equal to the amount of the premium or internal transfer divided by the value of one accumulation unit as of the end of the business day in which the premium or internal transfer is credited. The number of accumulation units under the contract will be decreased by any premium taxes incurred by TIAA for the Real Estate Account accumulation and by the application of any accumulation units to provide any available form of benefit payments as described in Part E, employer plan fee withdrawals, internal transfers, or any minimum distribution payments paid from the Real Estate Account accumulation under the contract. Such transactions will decrease the number of accumulation units under the contract by an amount equal to the dollar value of the transaction divided by the value of one accumulation unit as of the end of the valuation day on which the transaction becomes effective.

PART E: BENEFIT PAYMENTS

39.	A benefit payment is any of the following types of payments made from this contract, under the terms of the employer plan.

An income benefit is a payment to an employee made under one of the options described in section 40.

A death benefit payment is a payment to a beneficiary under one of the methods described in section 43.

A plan benefit payment is a single-sum payment of an employee’s entire accumulation made directly to an employee, beneficiary, or the estate of an employee or beneficiary as a benefit distribution under the terms of the employer plan. A plan benefit payment is only available when an employee has a severance from employment with the employer and is subject to the restrictions on mandatory distributions under the IRC. A plan benefit payment may also be applied to a TIAA annuity contract or certificate issued to an employee.

A forfeiture reallocation payment is the reapplication of accumulations forfeited under the employer plan as a result of an employee’s failing to satisfy the vesting requirements of the plan. Such reallocation payments will serve to offset the employer’s obligation to make contributions on behalf of other employees under the plan and will be treated under

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TIAA Retirement Choice Annuity Contract

the terms of the contract as premiums newly allocated to such employees’ accumulations to which they are subsequently applied.

A lump-sum benefit is a single-sum payment of some or all of an employee’s accumulation, less any applicable surrender charges.

Contractholder payments are payments to the contractholder or to any person, trustee, or corporation (other than an employee or beneficiary under the terms of the employer plan or the estate of such employee or beneficiary) designated by the contractholder. Contractholder payments from the Traditional Annuity accumulation will be made only as a series of payments of the contract’s entire Traditional Annuity accumulation, less any applicable surrender charges as described in section 51. A contractholder payment from the Real Estate Account accumulation will be a lump-sum payment of the contract’s entire Real Estate Account accumulation, subject to the provisions of section 52.

40.
Income options are the ways in which an employee’s income benefit may be paid. The income options are available from an employee’s Traditional Annuity accumulation only. Some or all of an employee’s Real Estate Account accumulation may be transferred to the employee’s Traditional Annuity accumulation to provide benefits under these options.

     The choice of option may be made any time before such income benefit payments begin. The choice may be changed any time before payments begin, but once they have begun, the election to begin receiving benefits is irrevocable and no change can be made. The employee may not begin a one-life annuity after he or she attains age 90, nor may the employee begin a two-life annuity after the employee or the second annuitant attains age 90.

      If the plan administrator for the employer plan or his or her designee notifies us that distribution from an employee’s accumulation must begin under the minimum distribution rules of federal tax law, we will begin distributions satisfying such requirements.

The following are the available annuity income options:

One-life annuity. A payment will be made to the employee each month for as long as he or she lives. A guaranteed period of 10 or 20 years may be included. If no guaranteed period is included, all payments will cease at his or her death. If a guaranteed period is included and the employee dies before the end of that period, payments will continue until the end of that period and then cease, as explained in section 41.

Two-life annuity. A payment will be made to the employee each month for as long as he or she lives. After the employee’s death, a payment will be made each month to the second annuitant, for as long as such second annuitant lives. The choice of second annuitant may not be changed after payments to the employee have begun. A guaranteed period of 10 or 20 years may be included. If no guaranteed period is included, all payments will cease after both the employee and the second annuitant have died. The following forms of two-life annuity are available.

Full benefit to survivor. At the death of either the employee or the second annuitant, the full amount of the monthly payments that would have been paid if they both had lived will continue to be paid to the survivor. If a guaranteed period is included and the employee and the second annuitant both die before the end of the period chosen,

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the full amount of the monthly payments that would have been paid if both had lived will continue to be paid until the end of that period and then cease, as explained in section 41.

Two-thirds benefit to survivor. At the death of either the employee or the second annuitant, two-thirds of the monthly payments that would have been paid if they both had lived will continue to be paid to the survivor. If a guaranteed period is included and the employee and the second annuitant both die before the end of the period chosen, two-thirds of the monthly payments that would have been paid if they both had lived will continue to be paid until the end of that period and then cease, as explained in section 41.

Half benefit to second annuitant. The full monthly payments will continue to be paid as long as the employee lives. After the employee’s death, if the second annuitant survives the employee, one-half of the monthly payments that would have been paid if the employee had lived will continue to be paid to the second annuitant. If a guaranteed period is included and the employee and the second annuitant both die before the end of the period chosen, one-half of the monthly payments that would have been paid if the employee had lived will continue to be paid until the end of that period and then cease, as explained in section 41.

Other available income option(s):

Interest payments option. The value of the Traditional Annuity accumulation placed under this option must be at least $10,000. This option may only be elected by an employee when the date on which the employee must begin receiving distributions in accordance with the requirements of federal tax law is at least one year in the future and the employee is at least age 55. The amount of payment under this option will be based on the interest rates that TIAA would otherwise credit to the employee’s Traditional Annuity accumulation. A payment will be made to an employee each month until the employee dies or converts to another income option or until such time that the accumulation under this option is otherwise disbursed under the terms of the contract. An employee may not convert to a one-life annuity after he or she attains age 90, nor may an employee convert to a two-life annuity after that employee or that employee’s second annuitant attains age 90. Any subsequent elections or transactions available under the contract, attributable to the employee’s Traditional Annuity accumulation, will correspondingly reduce the amount of that employee’s Traditional Annuity accumulation providing for interest payments under this option, in accordance with procedures established by TIAA.

41.
Post-mortem payments during a guaranteed period. Any periodic payments or other amounts remaining due after the death of the employee and the death of the second annuitant, if any, during a guaranteed period will be paid to the payee named to receive them. The payee designated to receive these payments is named at the time the income option is chosen.

     A payee may choose to receive in one sum the commuted value of any remaining periodic payments that do not involve life contingencies, unless the contractholder directs us otherwise. If no payee was named to receive these payments, or if no one so named is then living, we will pay the remaining payments due or the commuted value of the remaining periodic payments in one

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sum to the estate of the employee, or to the estate of the last survivor of the employee and the second annuitant if a two-life annuity has been chosen.

     If a payee receiving payments during a guaranteed period dies while payments remain due, the commuted value of any remaining payments due to that person will be paid to any other surviving payee that had been named to receive them. If no payee so named is then living, the commuted value will be paid to the estate of the last payee who was receiving these benefit payments.

42.	The amount of the income benefit payable to an employee will be determined as of the effective date for that income option, on the basis of:

A)	the income option chosen;

B)	if a one-life annuity is chosen, the employee’s age;

C)	if a two-life annuity is chosen, the employee’s age and the second annuitant’s age;

D)	the amount of the employee’s Traditional Annuity accumulation applied to provide the income benefit; and

E)	the rate schedule or schedules under which any premiums and internal transfers were applied to the Traditional Annuity accumulation on behalf of that employee.

If the income benefit payable to the employee would be less than $100 a month, TIAA will have the right to change to quarterly, semi-annual or annual payments, whichever will result in payments of $100 or more and the shortest interval between payments. If different rate schedules apply to different parts of an employee’s Traditional Annuity accumulation, the portion applied to provide the income benefit chosen will be allocated among the parts on a pro-rata basis in accordance with procedures established by TIAA.

43.
Death benefit payment methods are the ways in which a beneficiary may receive the death benefit. The single-sum payment method is available from all or any part of an employee’s accumulation. The other methods are available from the employee’s Traditional Annuity accumulation only. All or any part of the employee’s Real Estate Account accumulation may be transferred to the employee’s Traditional Annuity accumulation to provide benefits under the other payment methods.

     The choice of method may be made any time before the date the death benefit payment is paid or begins. The choice may be changed any time before payments begin, but once they have begun, no change can be made. If the amount of the death benefit due to any one beneficiary is less than $5,000, TIAA may change the method of payment for the portion of the death benefit payable to that beneficiary to the single-sum payment method. A beneficiary may not begin to receive the death benefit under the one-life annuity method after he or she attains age 90.

     If the plan administrator for the employer plan or his or her designee notifies us that distribution from an employee’s accumulation must begin under the minimum distribution rules of federal tax law, we will begin distributions satisfying such requirements.

The following are the available methods:

Single-sum payment. The death benefit will be paid to the beneficiary in one sum.

One-life annuity. A payment will be made to the beneficiary each month for life. A guaranteed period of 10 or 20 years may be included. If a guaranteed period isn’t included, all payments will cease at the death of the beneficiary. If a guaranteed period is included and the beneficiary dies before the end of that period, monthly payments will continue until the end of that period and then cease, as explained in section 45.

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all payments will cease at the death of the beneficiary. If a guaranteed period is included and the beneficiary dies before the end of that period, monthly payments will continue until the end of that period and then cease, as explained in section 45.

44.	The amount of death benefit payments under a one-life annuity will be determined as of the date payments are to begin by:

A)	the amount of the employee’s Traditional Annuity accumulation applied to the one- life annuity;

B)	the rate schedule or schedules under which any premiums and internal transfers were applied to the Traditional Annuity accumulation on behalf of that employee; and

C)	the age of the beneficiary.

If any method chosen would result in payments of less than $100 a month, TIAA will have the right to require a change in choice that will result in payments of at least $100 a month. If different rate schedules apply to different parts of an employee’s Traditional Annuity accumulation, the portion applied to provide the death benefit payment method chosen will be allocated among the parts on a pro-rata basis in accordance with procedures established by TIAA.

45.
Payments after the death of a beneficiary. Any periodic payments or other amounts remaining due after the death of a beneficiary during a guaranteed period will be paid to the payee named to receive them. The commuted value of these payments may be paid in one sum unless the contractholder directs us otherwise. The payee designated to receive these payments is named at the time the payment method is chosen.

If no payee was named to receive these payments, or if no one so named is living at the death of the beneficiary, the commuted value will be paid in one sum to the beneficiary’s estate.

     If a payee receiving these payments dies before the end of the guaranteed period, the commuted value of any payments still due that person will be paid to any other payee named to receive it. If no one has been so named, the commuted value will be paid to the estate of the last payee who was receiving these payments.

46.
Amount and effective date of a plan benefit payment. If an employee has a severance from employment with the employer, we may distribute all of that employee’s accumulation as a plan benefit payment in accordance with the terms of the employer plan and subject to the restrictions on mandatory distributions under the IRC.

      A plan benefit payment will be effective as of the end of the business day in which we receive the contractholder’s written request for the plan benefit payment. The contractholder may defer the effective date of the plan benefit payment until any business day following the date on which we receive the request. TIAA will determine all values as of the end of the effective date. A plan benefit payment may not be revoked after its effective date. TIAA may defer the payment of a Traditional Annuity plan benefit payment for up to six months.

47.
Amount and effective date of a forfeiture reallocation payment. If an employee has a severance from employment with the employer and the employee has failed to satisfy the vesting requirements of the plan, we may reapply all or part of that employee’s accumulation as a forfeiture reallocation payment in accordance with the terms of the employer plan. Such reallocation payments will serve to offset the employer’s obligation to make contributions on

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TIAA Retirement Choice Annuity Contract

behalf of other employees under the plan and will be treated under the terms of the contract as premiums newly allocated to such employees’ accumulations to which they are subsequently applied.

     A forfeiture reallocation payment will be effective as of the end of the business day in which we receive the contractholder’s written request for the forfeiture reallocation payment. The contractholder may defer the effective date of the forfeiture reallocation payment until any business day following the date on which we receive the request. TIAA will determine all values as of the end of the effective date. A forfeiture reallocation payment reduces the accumulation from which it is paid by the amount paid. If different rate schedules apply to different parts of an employee’s Traditional Annuity accumulation, such reduction will be allocated among the parts on a pro-rata basis in accordance with procedures established by TIAA. A forfeiture reallocation payment may not be revoked after its effective date.

48.
Availability of the lump-sum benefit. The contractholder may permit an employee to withdraw all of his or her accumulation, or any part thereof not less than $1,000 as a lump-sum benefit. Lump-sum benefits from an employee’s Traditional Annuity accumulation can only be made within 120 days after:

A)	the date an employee terminates employment or, if later;

B)	the specific date stipulated in the employer plan.

     After the 120-day period expires the election of a lump-sum benefit from an employee’s Traditional Annuity accumulation will never again be available. Lump-sum benefits paid from the Traditional Annuity accumulation will be reduced by any surrender charge in accordance with the applicable rate schedule or schedules.

      TIAA reserves the right to limit lump-sum benefits from each of an employee’s Traditional Annuity accumulation and an employee’s Real Estate Account accumulation to not more than one in a calendar quarter.

      An employee may not elect a lump-sum benefit before the earliest date permitted under the employer plan. For both the Traditional Annuity and the Real Estate Account, the availability of a lump-sum benefit may be limited by the employer plan.

49.
Effective date of a lump-sum benefit. Any choice of lump-sum benefit must be made by written notice to TIAA as explained in section 65. A lump-sum benefit will be effective as of the business day on which we receive, in a form acceptable to TIAA:

A)	an employee’s request for a lump-sum benefit; and

B)	verification from the employer of the employee’s eligibility for a lump-sum benefit, and certification of termination of employment if the lump-sum benefit is requested from the Traditional Annuity accumulation.

     An employee may choose to defer the effective date of the lump-sum benefit until any business day following the date on which we receive the above requirements. In no event, however, can a lump-sum benefit from the Traditional Annuity accumulation be effective before the date that the employee terminates employment or after the 120 day period described in section 48.

     TIAA will determine all values as of the end of the effective date. An employee can’t revoke a request for a lump-sum benefit after its effective date.

IGRS-01-5	Page 13

TIAA Retirement Choice Annuity Contract

TIAA may defer the payment of a Traditional Annuity lump-sum benefit for up to six months.

50.
Amount of a lump-sum benefit. If an employee chooses a lump-sum benefit from his or her Traditional Annuity accumulation, when such lump-sum is available as described above, we will pay the portion of the employee’s Traditional Annuity accumulation chosen, less any surrender charge in accordance with the applicable rate schedule or schedules. If an employee chooses a lump-sum benefit from the employee’s Real Estate Account accumulation, we will pay the portion of the employee’s Real Estate Account accumulation chosen. Payment of a lump-sum benefit reduces the accumulation from which it is paid by the amount chosen, including any surrender charge. Lump-sum benefits from the Traditional Annuity accumulation will be paid first from any amounts remaining to be transferred under a Transfer Payout Annuity, then from any amounts under the interest payments option, if necessary, and then from the balance of the employee’s Traditional Annuity accumulation, if necessary. If different rate schedules apply to different parts of an employee’s Traditional Annuity accumulation, the portion applied to provide the lump-sum benefit will be allocated among the parts on a pro-rata basis in accordance with procedures established by TIAA.

51.	Amount and effective date of contractholder payments from the Traditional Annuity.

Contractholder payments from the Traditional Annuity accumulation are a series of payments made for the purpose of paying out the contract’s entire Traditional Annuity accumulation. Such contractholder payments will be made annually over a 5-year period. The amount of each payment will be equal to the total remaining Traditional Annuity accumulation divided by the number of remaining payments. Each contractholder payment will be reduced by any surrender charge in accordance with the applicable rate schedule or schedules.

     The first contractholder payment will be effective as of the end of the business day that is 90 days after the business day we receive the contractholder’s written request to begin contractholder payments from the Traditional Annuity accumulation. TIAA will determine all values as of the end of the effective date. The request for contractholder payments may not be revoked after the effective date of the first payment. Each contractholder payment reduces each employee’s Traditional Annuity accumulation. The reduction, including any applicable surrender charge, will be allocated among the employees’ Traditional Annuity accumulations on a pro-rata basis. If different rate schedules apply to different parts of an employee’s Traditional Annuity accumulation, the reduction to that employee’s accumulation will be on a pro-rata basis among the parts in accordance with procedures established by TIAA.

      As of the effective date of contractholder payments from the Traditional Annuity acccumulation, no further premiums or internal transfers will be accepted into the Traditional Annuity accumulation.

52.
Amount and effective date of a contractholder payment from the Real Estate Account. A contractholder payment from the Real Estate Account accumulation is a lump-sum payment of the contract’s entire Real Estate Account accumulation. A lump-sum contractholder payment from the Real Estate Account accumulation will be effective as of the end of the business day in which we receive the contractholder’s written request for a contractholder payment from the Real Estate Account accumulation. However, TIAA reserves the right to defer the effective date of payment, for some or all of the amount to be paid, for up to 180 days if the total amount to be paid exceeds $10 million. TIAA will determine all values as of the end of the effective date. The request for a contractholder payment from the Real Estate Account accumulation may not be

IGRS-01-5	Page 14

TIAA Retirement Choice Annuity Contract

revoked after the effective date of the first payment. A contractholder payment reduces each employee’s Real Estate Account accumulation. The reduction will be allocated among the employees’ Real Estate Account accumulations on a pro-rata basis.

     As of the effective date of contractholder payments from the Real Estate Account accumulation, no further premiums or internal transfers will be accepted into the Real Estate Account accumulation.

PART F: TRANSFERS

53.
Internal transfers from the Real Estate Account. The contractholder may permit an employee to transfer all of his or her Real Estate Account accumulation, or any part thereof not less than $1,000, to that employee’s TIAA Traditional Annuity accumulation or to that employee’s CREF accounts under a companion CREF contract, if any. Any internal transfer to CREF is subject to the terms of the companion CREF contract and CREF’s Rules of the Fund. TIAA reserves the right to limit internal transfers from an employee’s Real Estate Account accumulation to not more than one in a calendar quarter. TIAA reserves the right to stop accepting internal transfers to the Traditional Annuity at any time. The employer plan may limit the employee’s right to transfer to the Traditional Annuity and/or to a CREF account.

54.
Transfers from the Traditional Annuity. The contractholder may permit an employee to apply all of his or her Traditional Annuity accumulation not previously applied to an income option, or any part thereof not less than $10,000, to a Transfer Payout Annuity (TPA) to provide:

A)	internal transfers to the companion CREF contract, if any;

B)	internal transfers to the Real Estate Account;

C)	cash withdrawals; or

D)	payments to another funding vehicle as permitted under the employer plan and under federal tax law.

If different rate schedules apply to different parts of an employee’s Traditional Annuity accumulation, the portion applied to the TPA will be allocated among the parts on a pro-rata basis in accordance with procedures established by TIAA.

TPA payments will be made monthly over an 84-month period. The amount of each TPA payment will be equal to the total remaining amount to be transferred divided by the number of remaining TPA payments.

      After TPA payments have commenced, an employee may elect to have the amount remaining to be transferred, converted to a one-life annuity or two-life annuity as described in section 40, but may not convert such amount to an interest payments option. The amount of income benefit provided by such a conversion will be in accordance with section 42. While TPA payments are being made, an employee may elect to change the destination for future TPA payments in accordance with A) through D) above.

      If an employee dies or converts to a one or two-life annuity before all TPA payments have been made, or if the amount remaining to be transferred is otherwise disbursed under the terms of the contract, the TPA will be cancelled and no future TPA payments will be made.

If TPA payments are being made to provide internal transfers to a companion CREF contract, if any, or to the Real Estate Account and the contractholder requests a contractholder

IGRS-01-5	Page 15

TIAA Retirement Choice Annuity Contract

payment from the CREF account to which the employee is transferring or from the Real Estate Account, the TPA to that account will be stopped and the TPA will be redirected in accordance with the terms of the employer plan.

      An employee’s request for a TPA must be made by written notice to TIAA as described in section 65. Each TPA payment to CREF is subject to the terms of the companion CREF contract and CREF’s Rules of the Fund. The employer plan may limit an employee’s right to transfer to the Real Estate Account, or to transfer out of this contract. TIAA reserves the right to stop accepting TPA payments to the Real Estate Account at any time.

55.
Internal transfers from CREF. The contractholder may permit an employee to transfer from his or her accumulation in a companion CREF contract, if any, to this contract. Any internal transfer from CREF is subject to the terms of the companion CREF contract and CREF’s Rules of the Fund. The employer plan may limit an employee’s right to transfer to the Traditional Annuity and/or to the Real Estate Account. TIAA reserves the right to stop accepting internal transfers to the Traditional Annuity and/or internal transfers to the Real Estate Account at any time.

56.
Effective date of transfers. An internal transfer from the Real Estate Account will be effective as of the end of the business day in which we receive an employee’s written request for an internal transfer. For TPAs, the first TPA payment will be effective as of the end of the business day in which we receive the written request to begin the TPA payment stream. An employee may defer the effective date of the internal transfer from the Real Estate Account or the date of the first TPA payment until any business day following the date on which we receive the written request. TIAA will determine all values as of the end of the effective date. An employee can’t revoke a request for an internal transfer after its effective date. The election to begin TPA payments cannot be revoked after the effective date of the first TPA payment. Any subsequent elections or transactions available under the contract, attributable to the employee’s Traditional Annuity accumulation, will correspondingly reduce the remaining amount of that employee’s Traditional Annuity accumulation to be transferred under the TPA, in accordance with procedures established by TIAA.

57.
Crediting internal transfers. Internal transfers to an employee’s Traditional Annuity accumulation are credited to the Traditional Annuity as of the end of the effective date of the internal transfer and begin participation in the Traditional Annuity as of the following day.

Internal transfers to an employee’s Real Estate Account accumulation purchase accumulation units as of the end of the effective date of the internal transfer.

PART G: GENERAL PROVISIONS

58.
Employer plan fee withdrawals. The contractholder may, in accordance with the terms of the employer plan, and with TIAA’s approval, instruct TIAA to withdraw amounts from the contract’s accumulation, to pay fees associated with the administration of the plan.

TIAA reserves the right to suspend or reinstate its approval for a plan to make such withdrawals from your contract.

The amount and the effective date of an employer plan fee withdrawal will be in accordance with the terms of the employer plan. TIAA will determine all values as of the end of

IGRS-01-5	Page 16

TIAA Retirement Choice Annuity Contract

the effective date. An employer plan fee withdrawal cannot be revoked after it has been withdrawn.

An employer plan fee withdrawal reduces the accumulation from which it is paid by the amount withdrawn.

No surrender charge applies to employer plan fee withdrawals.

      If a portion of an employer plan fee withdrawal is payable from an employee’s Traditional Annuity accumulation and different rate schedules apply to different parts of the employee’s accumulation, the portion applied to provide the withdrawal will be allocated among the parts on a pro-rata basis in accordance with procedures established by TIAA.

59.
Insulation of the separate account. TIAA owns the assets in separate account VA-2. To the extent permitted by law, the assets of the separate account will not be charged with liabilities arising out of any other business TIAA may conduct. All income, investment gains and investment losses of the separate account, whether or not realized, will be credited to or charged against only that account without regard to TIAA’s other income, gains or losses.

60.
Deletion of the Real Estate Account. TIAA may delete the Real Estate Account. If the Real Estate Account is deleted and was, at any time, available under the terms of the employer plan, then a companion CREF contract will be issued to you at the time of the deletion, if one had not been previously issued to you. If accumulation units are owned under the contract in the Real Estate Account and it is deleted, the units must be transferred to the Traditional Annuity accumulation or to the companion CREF contract. If the contractholder does not tell us where to transfer the accumulation units, we will transfer them in accordance with the terms of the employer plan.

61.	Report of accumulation. At least once each year, we will provide the contractholder with a report for this contract. It will show the value of the accumulation.

62.
Ownership. The contractholder owns this contract. The contractholder may, to the extent permitted by law, exercise every right that is granted to the contractholder without the consent of any other person unless the right has been given to such other person and authorized by the contractholder as described in section 65.

63.	No loans. This contract does not provide for loans.

64.	No assignment or transfer. Neither you nor any other person may assign, pledge, or transfer ownership of this contract or any benefits under its terms. Any such action will be void and of no effect.

65.
Procedure for elections and changes and requests for benefits. Written notice must be provided to TIAA identifying each person that becomes eligible for benefit payments. The notice will include the amount, type of payment, and the date such payment is to be made. For income benefits, such notice will include the effective date of the income option on which payments are to begin, the income option chosen, the age of the employee, and the name of the payee, if any. If a two-life annuity is chosen as a payment option, the notice will also include the name and age of the second annuitant. For death benefit payments, such notice will include proof of the employee’s death, the death benefit payment method chosen, the name of the payee, if any, and if the method chosen provides a lifetime income, the age of the beneficiary. The notice will also indicate whether the benefit is to be paid from the employee’s Traditional Annuity accumulation

IGRS-01-5	Page 17

TIAA Retirement Choice Annuity Contract

or the employee’s Real Estate Account accumulation. Upon receipt of proof of an employee’s death, we will divide that employee’s accumulation into as many portions as there are validly designated beneficiaries for that employee’s accumulation. If different rate schedules apply to different parts of that employee’s Traditional Annuity accumulation, the resulting portions will be allocated among the parts on a pro-rata basis in accordance with procedures established by TIAA. Each validly designated beneficiary will then have the right to make elections available under this contract in connection with his or her portion of such employee’s accumulation.

     The right of an employee (or the employee’s beneficiaries, after the employee’s death) to make choices and elections available under the contract, with respect to that employee’s accumulation under the contract, are subject to the authorization of the contractholder. Such rights include but are not limited to the right to allocate premiums, name a second annuitant, designate beneficiaries and payees, elect lump-sum benefits, make transfers, and choose forms of benefit payment. The contractholder may revoke or modify any such authorization.

      To be valid, any choices or elections available under the contract, any authorization by the contractholder, or revocations or modifications of such authorization, must be made in a form acceptable to TIAA at our home office in New York, NY, or at another location that we designate. Valid instructions will take effect as of the date TIAA receives the instructions. TIAA will only accept as valid, instructions received from the party entitled to issue the instruction, as determined by our records. If TIAA takes any action in good faith before receiving a valid instruction, we will not be subject to liability even if our acts were contrary to such instruction. All benefits are payable at our home office or at another location that we designate.

      For purposes of determining the effective dates of any transactions and premium receipts, transaction requests and premiums will only be deemed to have been received when they are received by TIAA, or its appropriately designated agent, in good order, in accordance with procedures established by TIAA or as required by law. TIAA reserves the right to limit the number of transactions that may be made effective on a single business day.

66.
Payment to an estate, trustee, etc. Upon the death of an employee, TIAA reserves the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity that isn’t a natural person. TIAA won’t be responsible for the acts or neglects of any executor, trustee, guardian, or other third party receiving payments under this contract. If a trustee of a trust is designated as beneficiary, TIAA is not obliged to inquire into the terms of the underlying trust or any will.

If death benefits become payable to the designated trustee of a testamentary trust, but:

A)	no qualified trustee makes claim for the benefits within nine months after the death of the employee; or

B)	evidence satisfactory to TIAA is presented at any time within such nine-month period that no trustee can qualify to receive the benefits due,

payment will be made to the successor beneficiaries, if any are designated and survive the employee; otherwise payment will be made to the executors or administrators of the employee’s estate.

     If benefits become payable to an inter-vivos trustee (the person appointed to execute a trust created during an individual’s lifetime), but the trust is not in effect or there is no qualified trustee, payment will be made to the successor beneficiaries, if any are designated and survive the employee; otherwise payment will be made to the executors or administrators of the employee’s estate.

IGRS-01-5	Page 18

TIAA Retirement Choice Annuity Contract

Payment to any trustee, successor beneficiary, executor, or administrator, as provided for above, shall fully satisfy TIAA’s payment obligations under the contract to the extent of such payment.

67.
Service of process upon TIAA. We will accept service of process in any action or suit against us on this contract in any court of competent jurisdiction in the United States provided such process is properly made. We will also accept such process sent to us by registered mail if the plaintiff is a resident of the jurisdiction in which the action or suit is brought. This section does not waive any of our rights, including the right to remove such action or suit to another court.

68.
Benefits based on incorrect data. If the amount of benefits is determined by data as to a person’s age or sex that is incorrect, the benefits payable will be such as the premium paid would have purchased based on the correct data. Any amounts underpaid by TIAA on the basis of the incorrect data will be paid at the time the correction is made. Any amounts overpaid by TIAA on the basis of the incorrect data will be charged against the payments due after the correction is made. Any amounts so paid or charged will include compound interest at the effective annual rate of 6% per year.

69.
Proof of survival. TIAA reserves the right to require satisfactory proof that anyone named to receive benefits under the terms of the contract is alive on the date any benefit payment is due. If this proof is not received after it has been requested in writing, TIAA will have the right to make reduced payments or to withhold payments entirely until such proof is received. If under a two- life annuity TIAA has overpaid benefits because of a death of which we were not notified, subsequent payments will be reduced or withheld until the amount of the overpayment, plus compound interest at the effective annual rate of 6% per year, has been recovered.

70.	Protection against claims of creditors. The benefits and rights accruing under the contract are exempt from the claims of creditors or legal process to the fullest extent permitted by law.

71.
Compliance with laws and regulations. TIAA will administer the contract to comply with the restrictions of all laws and regulations pertaining to the terms and conditions of the contract. No benefit may be elected and no right may be exercised under the contract if the election of that benefit or exercise of that right is prohibited under an applicable state or federal law or regulation.

     The choice of income option and effective date thereof, beneficiary or second annuitant, death benefit payment method and effective date, the availability of transfers and lump-sum benefits, and the rights of spouses to benefits, are all subject to the applicable restrictions, distribution requirements and incidental benefit requirements of ERISA and the IRC and any rulings and regulations issued under ERISA and the IRC.

72.	Correspondence. If you have any questions about the contract, or inquiries about our service, or if you need help to resolve a problem, you can contact us at the address or phone number below.

TIAA
[730 Third Avenue
New York, NY 10017-3206
Telephone: 800 842-2733]

IGRS-01-5	Page 19

TIAA Retirement Choice Annuity Contract

73.
Change of rate schedule. We may, at any time and from time to time, substitute a new rate schedule for the one currently effective in your contract. A new rate schedule will apply only to benefits arising from any premiums and internal transfers applied to the Traditional Annuity while such rate schedule is in effect. Any change in the rate schedule will not affect the amount of benefits purchased prior to the change by any premiums and internal transfers applied to the Traditional Annuity. A change in the rate schedule will be made only after we have given you three months’ written notice of the change. Any new rate schedule will specify:

A)	the charges for expenses and contingencies;

B)	the interest rates and the mortality bases used for determining benefits arising from amounts applied to the Traditional Annuity;

C)	any applicable surrender charges on lump-sum benefits arising from amounts applied to the Traditional Annuity; and

D)	any applicable surrender charges on contractholder payments arising from amounts applied to the Traditional Annuity.

IGRS-01-5	Page 20

Teachers Insurance and Annuity Association of America
TIAA Retirement Choice Annuity Contract

RATE SCHEDULE
  Rate schedule. The benefits bought by any premiums and internal transfers applied to the Traditional Annuity while this rate schedule is in effect will be computed on this basis:
(1)
no deduction for expenses or contingencies, except for any premium taxes incurred by TIAA for the contract and except for any employer plan fee withdrawals in accordance with the terms of the employer plan;

(2)	interest as follows:

[The minimum effective annual interest rate to be credited to premiums and internal transfers applied to the Traditional Annuity will be set based on the calendar year in which the premium or internal transfer is applied to the Traditional Annuity. In setting such rates, the amounts applied in each calendar year will be tracked separately. For each such calendar year, an initial rate will be set equal to the CMT for that year (as defined below) less 0.0125, rounded to the nearest 0.0005, provided however that the resulting minimum rate will not be less than 1% nor greater than 3%. Such initial rate will apply for ten calendar years, after which it will be reset to the initial rate then being established for amounts applied in the calendar year immediately following the end of such ten calendar-year period. If this rate schedule is no longer in effect on such scheduled reset date, the reset rate will be the initial rate that would have been established had this rate schedule continued to be in effect. Any resulting reset rate will be subject to the same reset procedure every ten calendar years.]

The minimum interest rate so determined will be credited on amounts applied to the Traditional Annuity accumulation from the end of the day on which such amount is credited to the date such amount is deducted from the Traditional Annuity accumulation, in accordance with section 31.

We may make future changes to the choice of calendar month for which the average five-year Constant Maturity Treasury Rate will be used to set the CMT. Any such change will be effected only after obtaining any approvals required by the insurance regulatory authority of the jurisdiction shown on page 1, and will also be made to all other contracts written on this form and delivered in that jurisdiction. Any such change will be made only after we have given you three months’ written notice.

(3)
for one-life annuities and two-life annuities, annuity payments based on interest at the effective annual rate of 2% after the date that payments begin, and mortality according to the Annuity 2000 Mortality Table (TIAA Merged Gender Mod A), with ages set back three months for each completed year between December 31, 2000 and the date that annuity payments begin.

  A surrender charge of 2.5% will be deducted from any lump-sum benefit from the Traditional Annuity accumulation arising from amounts applied to the Traditional Annuity while this rate schedule is in effect.

  A surrender charge of 0% will be deducted from any contractholder payment from the Traditional Annuity accumulation arising from amounts applied to the Traditional Annuity while this rate schedule is in effect.

  These above guarantees (as illustrated in the accompanying chart) cease to apply to any Traditional Annuity accumulations that are transferred to the Real Estate Account or to the companion CREF contract, if any.

IGRS-01-5-RS	Page RS1

Teachers Insurance and Annuity Association of America
TIAA Retirement Choice Annuity Contract

  Betterment of rates. When an employee or an employee’s beneficiary begin benefits under a one-life or two-life annuity, we will compute any benefits provided by the portion of the Traditional Annuity accumulation resulting from amounts applied to the Traditional Annuity while this rate schedule is in effect on the basis stated above, or, if it produces a larger guaranteed benefit, on the basis then in use for any single premium immediate annuities offered by TIAA to contracts of the same class as this contract.

Guaranteed Annual Amount of Income Benefits from the Traditional Annuity under the One-life
Annuity with 10-Year Guaranteed Period option
Provided by $10,000 from Employee’s Accumulation
(assuming a premium tax rate of 0%)

One-twelfth of the amount shown is payable each month

Adjusted	Annual	Adjusted	Annual	Adjusted	Annual
Age When	Amount of	Age When	Amount of	Age When	Amount of
Payments	Monthly	Payments	Monthly	Payments	Monthly
Begin	Benefit	Begin	Benefit	Begin	Benefit
	Payments		Payments		Payments

40	$309.20	57	$390.38	74	$568.43
41	$312.54	58	$397.25	75	$584.44
42	$316.02	59	$404.44	76	$601.22
43	$319.65	60	$411.96	77	$618.78
44	$323.43	61	$419.85	78	$637.13
45	$327.38	62	$428.13	79	$656.25
46	$331.50	63	$436.82	80	$676.14
47	$335.79	64	$445.95	81	$696.74
48	$340.27	65	$455.55	82	$718.03
49	$344.94	66	$465.65	83	$739.91
50	$349.82	67	$476.29	84	$762.31
51	$354.90	68	$487.50	85	$785.11
52	$360.20	69	$499.31	86	$808.15
53	$365.73	70	$511.75	87	$831.28
54	$371.50	71	$524.86	88	$854.30
55	$377.52	72	$538.66	89	$877.00
56	$383.81	73	$553.18	90	$899.17

The yearly payments shown above are those that result from the application of an accumulation of $10,000 (assuming a premium tax rate of 0%) in the Traditional Annuity to the specified income option when the employee has attained an adjusted age as shown, but has not passed the date on which that adjusted age was attained by as much as one month. The employee’s adjusted age equals the employee’s actual age minus three months for each completed year between December 31, 2000 and the date that payments begin. All ages used in computing benefits are calculated in completed years and months. Payments beginning at ages other than those shown, and under other income options, are computed on the basis stated in the rate schedule. For accumulations other than $10,000, payments will be proportionate.

IGRS-01-5-RS	Page RS2

Teachers Insurance and Annuity Association of America
TIAA Retirement Choice Annuity Contract

  Rates applicable to transfers from the Real Estate Account to begin income from the Traditional Annuity. The following applies to Real Estate Account accumulations attributable to any premiums and internal transfers applied to the Real Estate Account while this rate schedule is in effect and for as long as such amounts remain in the Real Estate Account accumulation:

  If an employee transfers accumulations from the Real Estate Account to the Traditional Annuity to purchase a one-life or two-life annuity, with benefits beginning immediately, the resulting guaranteed benefit from the Traditional Annuity will be determined on whichever of these bases produces the largest guaranteed payments:

A)	(1)	interest at the effective annual rate of 1.5%; and

	(2)
mortality according to the Annuity 2000 mortality table (TIAA Merged Gender Mod A), with ages set back one year for each completed year between January 1, 2004 and the effective date of the internal transfer.

B)	the basis otherwise applicable to internal transfers to the Traditional Annuity under the rate schedule in effect on the effective date of the transfer; or

C)
the interest rate, mortality table, and charge for contingencies and expenses in use for any individual single premium immediate annuities being offered by TIAA, to the same class of contracts, when the payments start.

IGRS-01-5-RS	Page RS3

Teachers Insurance and Annuity Association of America
TIAA Retirement Choice Annuity Contract

Group Flexible Premium Deferred Annuity
Fixed and Variable Accumulations
Nonparticipating

IGRS-01-5-RS	Page RS4

Teachers Insurance and Annuity Association of America
730 Third Avenue, New York, N.Y. 10017-3206
Telephone: [800-842-2733]

Retirement Choice Annuity Contract

Contractholder:	[ABC Institution]
Contract Number:	[T-xxxxx]
Companion CREF Contract Number:	[C-xxxxx/NONE]
Date of Issue:	[01 01 2005]

This contract is delivered in [the State of state] and is subject to the laws and regulations therein.

This is a contract between you, the contractholder, and us, Teachers Insurance and Annuity Association of America (TIAA). This page refers briefly to some of the features of this contract. The next pages set forth in detail the rights and obligations of both TIAA and the contractholder under the contract. PLEASE READ THIS CONTRACT. IT IS IMPORTANT.

GENERAL DESCRIPTION

The contractholder remits all premiums for this contract. Premiums are allocated between the Traditional Annuity and the Real Estate Account.

Traditional Annuity. Each premium allocated to the Traditional Annuity under this contract buys a guaranteed minimum amount of benefit payments, based on the rate schedule in effect at the time the premium is credited. Traditional Annuity accumulations will be credited with a guaranteed interest rate, and may also be credited with additional amounts declared by TIAA.

Real Estate Account. Each premium allocated to the Real Estate Account under this contract buys a number of accumulation units. Real Estate Account accumulations are not guaranteed, and may increase or decrease depending on investment results. The Real Estate Account separate account charge is guaranteed not to exceed 2.50% per year of net assets.

This contract cannot be assigned and it does not provide for loans.

If you have any questions about the contract or
need help to resolve a problem, you can contact
us at the address or phone number above.

E. Laverne Jones	Herbert M. Allison, Jr.
Vice President and	Chairman, President and
Corporate Secretary	Chief Executive Officer

Group Flexible Premium Deferred Annuity
Fixed and Variable Accumulations
Nonparticipating

INDEX ON NEXT PAGE
IGRS-01-60	Page 1

TIAA Retirement Choice Annuity Contract

INDEX OF PROVISIONS

	Section		Section

Accumulation		IRC	14
- Definition	1	Laws and Regulations - Compliance with	71
- Employee’s	7	Loans – Not Available	63
- Employee’s Real Estate Account	35	Lump-sum Benefit
- Employee’s Traditional Annuity	31	- Amount	50
- Real Estate Account	34	- Availability	48
- Report of	61	- Effective Date	49
- Traditional Annuity	30	Net Investment Factor	36
Accumulation Units		Ownership	62
- Definition	33	Payee	15
- Number of	38	Payment to an Estate, Trustee, etc	66
Additional Amounts	32	Plan Benefit Payment	46
Assignment -Void and of no effect	64	Premiums
Benefit Payment	39	- Allocation of	28
Benefits Based on Incorrect Data	68	- Payment of	27
Business Day	3	- Taxes	29
Claims of Creditors - Protection Against	70	Proof of Survival	69
Commuted Value	4	Rate Schedule
Companion CREF Contract	26	- Change of	73
Contestability	25	- Definition	16
Contract	24	Real Estate Account
Contractholder Payment		- Deletion of	60
- From the Real Estate Account	52	Second Annuitant	17
- From the Traditional Annuity	51	Separate Account
Correspondence with us	72	- Charge	37
Death Benefit		- Definition	18
- Amount of Payments	44	- Insulation of	59
- Beneficiary	2	Service of Process upon TIAA	67
- Definition	5	Severance from Employment	19
- Payment Methods	43	Surrender Charge	20
- Payments after Death of Beneficiary	45	Termination of Employment	21
Elections and Changes - Procedure for	65	Traditional Annuity	22
Employee	6	Transfers
Employer Plan	8	- Crediting Internal Transfers	57
Employer Plan Fee Withdrawals	58	- Definition of Internal Transfer	13
- Definition	9	- Effective Date of Transfers	56
ERISA	10	- Internal Transfers from CREF	55
Forfeiture Reallocation Payment	47	- Internal Transfers from
Funding Vehicle	11	the Real Estate Account	53
General Account	12	- Transfers from the Traditional Annuity	54
Income Benefit		Valuation Day and Valuation Period	23
- Amount	42
- Options	40
- Post-mortem Payments	41

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TIAA Retirement Choice Annuity Contract

PART A: TERMS USED IN THIS CONTRACT

1.	The contract’s accumulation is equal to the sum of all employees’ accumulations under the contract.

2.
A beneficiary is any person eligible to receive death benefit payments upon the death of an employee. If none of the beneficiaries named is alive at the time of the employee’s death, or if, at the employee’s death, no beneficiary had ever been named for that employee, then the death benefit will be paid to the person entitled to such benefits under the terms of the employer plan.

If the plan does not specify how to distribute such death benefits, the death benefit will be paid to the employee’s estate. If distributions to a named beneficiary are barred by operation of law, the death benefit due that beneficiary will be paid to the employee’s estate.

3.	A business day is any day that the New York Stock Exchange is open for trading. A business day ends at 4:00 P.M. Eastern time, or when trading closes on the New York Stock Exchange, if earlier.

4.
The commuted (discounted) value is a one-sum amount paid in lieu of a series of payments that are not contingent upon the survival of an employee or second annuitant. It is less than the total of those payments, because future interest, included when computing the series of payments, will not be earned if payment is to be made in one sum. The commuted value of future payments is therefore the sum of those payments less the interest from the date of commutation to the date each payment would have been made. The same interest rate or rates used in computing the benefit payments will be used to determine the commuted value.

5.	The death benefit for an employee is the current value of the employee’s accumulation.

6.	An employee is any employee entitled to benefits under the employer plan.

7.
An employee’s accumulation is the sum of the employee’s Traditional Annuity accumulation (as defined in section 31) and the employee’s Real Estate Account accumulation (as defined in section 35). Employee’s accumulations are maintained for the sole purpose of providing a record of amounts accumulated under the contract on behalf of individual employees. The contractholder owns all employees’ accumulations under the contract. Employees have no ownership rights to these accumulations.

8.
The employer plan is the retirement plan of the contractholder as amended from time to time, or any successor retirement plan. Employees’ and beneficiaries’ eligibility to receive benefits available under the contract and the conditions of such benefit payments will be determined by reference to the employer plan. The contractholder must notify TIAA of any changes to the terms of the employer plan. If TIAA takes any action in good faith before receiving such notice, we will not be subject to liability even if our acts were contrary to the terms of the employer plan as modified by such change.

9.	Employer plan fee withdrawals are amounts deducted from the contract’s accumulation in accordance with the terms of the employer plan to pay fees associated with the administration of the plan.

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TIAA Retirement Choice Annuity Contract

10.	ERISA is the Employee Retirement Income Security Act of 1974, as amended.

11.	A funding vehicle is an annuity contract, custodial account, or trust designated to receive contributions under the employer plan.

12.	The general account consists of all of TIAA’s assets other than those in separate accounts.

13.
An internal transfer is the movement of accumulations between the employee’s Traditional Annuity accumulation and the employee’s Real Estate Account accumulation, or between this contract and a companion CREF contract, if any. The provisions concerning internal transfers are set forth in Part F.

14.
The IRC is the Internal Revenue Code of 1986, as amended. All references to any section of the IRC shall be deemed to refer not only to such section but also to any amendment thereof, any successor statutory provisions, and any regulations thereunder.

15.	The payee is a person named to receive any periodic payments or amounts due under an income option or death benefit payment method as explained in sections 41 and 45.

16.
The rate schedule sets forth the bases for computing the Traditional Annuity accumulation and any benefits and distributions arising from it. To the extent permitted by law, TIAA may change the rate schedule for amounts applied after the change, as explained in section 73.

17.
A second annuitant is the person named when an employee starts to receive income under a two-life annuity, to receive an income for life if he or she survives the employee. The second annuitant may be any person eligible under TIAA’s practices then in effect.

18.
Separate account. All premiums and internal transfers credited to the Real Estate Account become part of a separate account. The Real Estate Account is designated as “VA-2” and was established by TIAA in accordance with New York law to provide benefits under this contract and other contracts. The assets and liabilities of separate account VA-2 are segregated from the assets and liabilities of the general account, and from the assets and liabilities of any other TIAA separate account.

19.
A severance from employment occurs when an employee ceases to be employed by the employer that maintains the employer plan. In accordance with the provisions of the IRC and applicable regulations, a severance from employment will be deemed to occur even if the employee continues to perform the same job for a different employer that does not maintain the employer plan after a merger, acquisition, consolidation or other business transaction.

20.
A surrender charge will be assessed against any portion of the Traditional Annuity accumulation withdrawn as a lump-sum benefit as shown in the rate schedule. A surrender charge will also be assessed on each contractholder payment paid from the Traditional Annuity as shown in the rate schedule.

21.
Termination of employment for the purpose of determining the availability of the lump-sum benefit is a bona fide cessation of an employment relationship with the employer. Dissolution or modification of the employer plan; changes in the name or affiliation of the employer; leaves of

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TIAA Retirement Choice Annuity Contract

absence, with or without pay; vacations; or other events not in fact a termination of employment will not be considered a termination of employment.

22.
The Traditional Annuity refers to the guaranteed annuity benefits under the contract. Each premium and internal transfer allocated to the Traditional Annuity under the contract buys a guaranteed minimum amount of income, based on the rate schedule in effect for the contract at the time the premium is paid.

23.
A valuation day is any business day, as well as the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the Real Estate Account are principally traded. Valuation days that aren’t business days end at 4:00 p.m. Eastern Time. A valuation period is the time from the end of a valuation day to the end of the next valuation day.

PART B: CONTRACT AND PREMIUMS

24.
The contract. This document and any endorsements thereto, constitute the entire contract between TIAA and the contractholder, and the provisions therein alone will govern with respect to the rights and obligations of TIAA and the contractholder. The payment of premiums is the consideration for the contract.

     The contract may be amended by agreement of TIAA and the contractholder without the consent of any other person, provided that such change does not reduce any benefit purchased under the contract up to that time. Any endorsement or amendment of this contract, waiver of any of its provisions, or change in rate schedule will be valid only if in writing and signed by an executive officer of TIAA.

25.	Contestability. The contract is incontestable.

26.
Companion CREF contract. The College Retirement Equities Fund (CREF) is a companion organization to TIAA. A companion CREF Retirement Choice Annuity contract may have been issued to you when you received this contract. The contract number for any such companion CREF contract is shown on page 1. If TIAA deletes the Real Estate Account and the Real Estate Account was, at any time, available under the terms of the employer plan, then a companion CREF Retirement Choice Annuity contract will be issued, without application, as a funding vehicle for the employer plan, if such companion contract had not been previously issued.

27.
Premiums for this contract must be remitted under the terms of the employer plan. Premiums include any transfers, other than internal transfers, to this contract from other funding vehicles. Premiums may be stopped at any time without notice to TIAA and then resumed without payment of any past due premium or penalty of any kind.

     TIAA reserves the right to stop accepting premiums under the contract at any time. TIAA will not accept premiums paid on behalf of an employee after the employee’s death. Premiums will be credited to the contract as of the end of the business day in which they are received by TIAA, at the location that TIAA will designate by prior written notice, in good order and in accordance with procedures established by TIAA or as required by law.

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TIAA Retirement Choice Annuity Contract

28.
Allocation of premiums. Premiums may be allocated to either the Traditional Annuity or the Real Estate Account. Premiums allocated to the Traditional Annuity increase the Traditional Annuity accumulation. Premiums allocated to the Real Estate Account purchase accumulation units in the Real Estate Account. TIAA will allocate premiums according to the most recent valid instructions we have received from the contractholder in a form acceptable to TIAA. If no valid allocation instructions have been received, we will allocate premiums in accordance with the terms of the employer plan.

TIAA may stop accepting premiums to the Traditional Annuity or the Real Estate Account at any time.

29.	Premium taxes. If premium taxes are incurred, they will be deducted from the contract accumulation, to the extent permitted by law.

PART C: TRADITIONAL ANNUITY ACCUMULATION

30.	The Traditional Annuity accumulation is the sum of all employees’ Traditional Annuity accumulations held under the contract.

31.
Employee’s Traditional Annuity accumulation. TIAA will maintain nominal Traditional Annuity accumulations on behalf of each employee in whose name amounts are credited to the Traditional Annuity under the contract. An employee’s Traditional Annuity accumulation is the amount so held under the contract for that employee. Any amounts added to or deducted from the Traditional Annuity accumulation under this contract will be attributed to individual employees’ Traditional Annuity accumulations in accordance with the instructions of the contractholder. The contractholder owns all employees’ Traditional Annuity accumulations under the contract. Employees have no ownership rights to these accumulations.

An employee’s Traditional Annuity accumulation is, with respect to amounts recorded and transactions made on behalf of that employee, the sum of:

A)	all premiums allocated to the Traditional Annuity; plus

B)	interest credited by TIAA at the guaranteed accumulation interest rate set forth in the rate schedule; plus

C)	any additional amounts credited to the Traditional Annuity by TIAA; plus

D)	any internal transfers to the Traditional Annuity; less

E)	any premium taxes incurred by TIAA for the Traditional Annuity; less

F)
any employer plan fee withdrawals, interest payments, plan benefit payments, forfeiture reallocation payments, lump-sum benefits and any minimum distribution payments paid from the Traditional Annuity; less

G)	any charges for expenses and contingencies deducted by TIAA as set forth in the rate schedule; less

H)	any amounts deducted to provide an annuity income option or a death benefit payment method from the Traditional Annuity; less

I)	any transfers from the Traditional Annuity; less

J)	any contractholder payments paid from the Traditional Annuity; less

K)	any surrender charges assessed by TIAA as set forth in the rate schedule.

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TIAA Retirement Choice Annuity Contract

32.
Additional amounts. TIAA may credit additional amounts to the Traditional Annuity accumulation. TIAA does not guarantee that there will be additional amounts. TIAA will determine at least annually if additional amounts will be credited.

Any additional amounts credited to the Traditional Annuity accumulation will buy benefits based on the rate schedule applicable to the premiums or internal transfers that gave rise to such additional amounts. Additional amounts may also be paid with any Traditional Annuity benefits payable.

Any additional amounts credited to the Traditional Annuity accumulation will be credited under a schedule of additional amount rates declared by TIAA. For a Traditional Annuity accumulation in force as of the effective date of such a schedule, the additional amount rates will not be modified for a period of twelve months following the schedule’s effective date. For any premiums and internal transfers applied to the Traditional Annuity during the twelve-month period described in the preceding sentence, TIAA may declare additional amounts at rates which remain in effect through the end of such twelve-month period. Thereafter, any additional amount rates declared for such premiums and internal transfers will remain in effect for periods of twelve months or more.

PART D: REAL ESTATE ACCOUNT ACCUMULATION AND UNITS

33.
Accumulation unit. The value of one accumulation unit is calculated at the end of each valuation day. The value of an accumulation unit is equal to the previous day’s value multiplied by the net investment factor for the Real Estate Account.

34.	The Real Estate Account accumulation is the sum of all employees’ Real Estate Account accumulations held under the contract.

35.
An employee’s Real Estate Account accumulation is equal to the number of accumulation units owned under the contract on behalf of that employee multiplied by the value of one accumulation unit. Real Estate Account accumulations are variable and are not guaranteed. They may increase or decrease depending on investment results.

     Any amounts added to or deducted from the Real Estate Account accumulation under this contract will be attributed to individual employee’s Real Estate Account accumulations in accordance with the instructions of the contractholder. The contractholder owns all employees’ Real Estate Account accumulations under the contract. Employees have no ownership rights to these accumulations.

36.
The net investment factor for the Real Estate Account for a valuation period is based on the amount of accrued real estate net operating income, dividends, interest and other income during the current period, a deduction of the separate account charge, both realized and unrealized capital gains and losses incurred, and other accounting adjustments during the current period. The precise formula for the net investment factor is A divided by B, as follows:

A)	the value of the Real Estate Account’s net assets at the end of the current valuation period, less any premiums received during the current period.

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TIAA Retirement Choice Annuity Contract

B)
the value of the Real Estate Account’s net assets at the end of the previous valuation period, plus the net effect of transactions (e.g. internal transfers, benefit payments) made at the start of the current valuation period.

37.
The separate account charge covers mortality and expense risk, liquidity risk, and administrative and investment advisory services. TIAA, at its discretion, can increase or decrease the separate account charge. The separate account charge is guaranteed not to exceed 2.50% per year of net assets.

38.
Number of accumulation units. Each premium and each internal transfer applied to the Real Estate Account buys a number of accumulation units equal to the amount of the premium or internal transfer divided by the value of one accumulation unit as of the end of the business day in which the premium or internal transfer is credited. The number of accumulation units under the contract will be decreased by any premium taxes incurred by TIAA for the Real Estate Account accumulation and by the application of any accumulation units to provide any available form of benefit payments as described in Part E, employer plan fee withdrawals, internal transfers, or any minimum distribution payments paid from the Real Estate Account accumulation under the contract. Such transactions will decrease the number of accumulation units under the contract by an amount equal to the dollar value of the transaction divided by the value of one accumulation unit as of the end of the valuation day on which the transaction becomes effective.

PART E: BENEFIT PAYMENTS

39.	A benefit payment is any of the following types of payments made from this contract, under the terms of the employer plan.

    An income benefit is a payment to an employee made under one of the options described in section 40.

    A death benefit payment is a payment to a beneficiary under one of the methods described in section 43.

    A plan benefit payment is a single-sum payment of an employee’s entire accumulation made directly to an employee, beneficiary, or the estate of an employee or beneficiary as a benefit distribution under the terms of the employer plan. A plan benefit payment is only available when an employee has a severance from employment with the employer and is subject to the restrictions on mandatory distributions under the IRC. A plan benefit payment may also be applied to a TIAA annuity contract or certificate issued to an employee.

    A forfeiture reallocation payment is the reapplication of accumulations forfeited under the employer plan as a result of an employee’s failing to satisfy the vesting requirements of the plan. Such reallocation payments will serve to offset the employer’s obligation to make contributions on behalf of other employees under the plan and will be treated under the

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TIAA Retirement Choice Annuity Contract

    terms of the contract as premiums newly allocated to such employees’ accumulations to which they are subsequently applied.

    A lump-sum benefit is a single-sum payment of some or all of an employee’s accumulation, less any applicable surrender charges.

    Contractholder payments are payments to the contractholder or to any person, trustee, or corporation (other than an employee or beneficiary under the terms of the employer plan or the estate of such employee or beneficiary) designated by the contractholder. Contractholder payments from the Traditional Annuity accumulation will be made only as a series of payments of the contract’s entire Traditional Annuity accumulation, less any applicable surrender charges as described in section 51. A contractholder payment from the Real Estate Account accumulation will be a lump-sum payment of the contract’s entire Real Estate Account accumulation, subject to the provisions of section 52.

40.
Income options are the ways in which an employee’s income benefit may be paid. The income options are available from an employee’s Traditional Annuity accumulation only. Some or all of an employee’s Real Estate Account accumulation may be transferred to the employee’s Traditional Annuity accumulation to provide benefits under these options.

     The choice of option may be made any time before such income benefit payments begin. The choice may be changed any time before payments begin, but once they have begun, the election to begin receiving benefits is irrevocable and no change can be made. The employee may not begin a one-life annuity after he or she attains age 90, nor may the employee begin a two-life annuity after the employee or the second annuitant attains age 90.

     If the plan administrator for the employer plan or his or her designee notifies us that distribution from an employee’s accumulation must begin under the minimum distribution rules of federal tax law, we will begin distributions satisfying such requirements.

The following are the available annuity income options:
    One-life annuity. A payment will be made to the employee each month for as long as he or she lives. A guaranteed period of 10 or 20 years may be included. If no guaranteed period is included, all payments will cease at his or her death. If a guaranteed period is included and the employee dies before the end of that period, payments will continue until the end of that period and then cease, as explained in section 41.

    Two-life annuity. A payment will be made to the employee each month for as long as he or she lives. After the employee’s death, a payment will be made each month to the second annuitant, for as long as such second annuitant lives. The choice of second annuitant may not be changed after payments to the employee have begun. A guaranteed period of 10 or 20 years may be included. If no guaranteed period is included, all payments will cease after both the employee and the second annuitant have died. The following forms of two-life annuity are available.

      Full benefit to survivor. At the death of either the employee or the second annuitant, the full amount of the monthly payments that would have been paid if they both had lived will continue to be paid to the survivor. If a guaranteed period is included and the employee and the second annuitant both die before the end of the period chosen,

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TIAA Retirement Choice Annuity Contract

      the full amount of the monthly payments that would have been paid if both had lived will continue to be paid until the end of that period and then cease, as explained in section 41.

      Two-thirds benefit to survivor. At the death of either the employee or the second annuitant, two-thirds of the monthly payments that would have been paid if they both had lived will continue to be paid to the survivor. If a guaranteed period is included and the employee and the second annuitant both die before the end of the period chosen, two-thirds of the monthly payments that would have been paid if they both had lived will continue to be paid until the end of that period and then cease, as explained in section 41.

      Half benefit to second annuitant. The full monthly payments will continue to be paid as long as the employee lives. After the employee’s death, if the second annuitant survives the employee, one-half of the monthly payments that would have been paid if the employee had lived will continue to be paid to the second annuitant. If a guaranteed period is included and the employee and the second annuitant both die before the end of the period chosen, one-half of the monthly payments that would have been paid if the employee had lived will continue to be paid until the end of that period and then cease, as explained in section 41.

    Other available income option(s):

    Interest payments option. The value of the Traditional Annuity accumulation placed under this option must be at least $10,000. This option may only be elected by an employee when the date on which the employee must begin receiving distributions in accordance with the requirements of federal tax law is at least one year in the future and the employee is at least age 55. The amount of payment under this option will be based on the interest rates that TIAA would otherwise credit to the employee’s Traditional Annuity accumulation. A payment will be made to an employee each month until the employee dies or converts to another income option or until such time that the accumulation under this option is otherwise disbursed under the terms of the contract. An employee may not convert to a one-life annuity after he or she attains age 90, nor may an employee convert to a two-life annuity after that employee or that employee’s second annuitant attains age 90. Any subsequent elections or transactions available under the contract, attributable to the employee’s Traditional Annuity accumulation, will correspondingly reduce the amount of that employee’s Traditional Annuity accumulation providing for interest payments under this option, in accordance with procedures established by TIAA.

41.
Post-mortem payments during a guaranteed period. Any periodic payments or other amounts remaining due after the death of the employee and the death of the second annuitant, if any, during a guaranteed period will be paid to the payee named to receive them. The payee designated to receive these payments is named at the time the income option is chosen.

A payee may choose to receive in one sum the commuted value of any remaining periodic payments that do not involve life contingencies, unless the contractholder directs us otherwise. If no payee was named to receive these payments, or if no one so named is then living, we will pay the remaining payments due or the commuted value of the remaining periodic payments in one

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TIAA Retirement Choice Annuity Contract

sum to the estate of the employee, or to the estate of the last survivor of the employee and the second annuitant if a two-life annuity has been chosen.

     If a payee receiving payments during a guaranteed period dies while payments remain due, the commuted value of any remaining payments due to that person will be paid to any other surviving payee that had been named to receive them. If no payee so named is then living, the commuted value will be paid to the estate of the last payee who was receiving these benefit payments.

42.	The amount of the income benefit payable to an employee will be determined as of the effective date for that income option, on the basis of:

A)	the income option chosen;

B)	if a one-life annuity is chosen, the employee’s age;

C)	if a two-life annuity is chosen, the employee’s age and the second annuitant’s age;

D)	the amount of the employee’s Traditional Annuity accumulation applied to provide the income benefit; and

E)	the rate schedule or schedules under which any premiums and internal transfers were applied to the Traditional Annuity accumulation on behalf of that employee.

If the income benefit payable to the employee would be less than $100 a month, TIAA will have the right to change to quarterly, semi-annual or annual payments, whichever will result in payments of $100 or more and the shortest interval between payments. If different rate schedules apply to different parts of an employee’s Traditional Annuity accumulation, the portion applied to provide the income benefit chosen will be allocated among the parts on a pro-rata basis in accordance with procedures established by TIAA.

43.
Death benefit payment methods are the ways in which a beneficiary may receive the death benefit. The single-sum payment method is available from all or any part of an employee’s accumulation. The other methods are available from the employee’s Traditional Annuity accumulation only. All or any part of the employee’s Real Estate Account accumulation may be transferred to the employee’s Traditional Annuity accumulation to provide benefits under the other payment methods.

     The choice of method may be made any time before the date the death benefit payment is paid or begins. The choice may be changed any time before payments begin, but once they have begun, no change can be made. If the amount of the death benefit due to any one beneficiary is less than $5,000, TIAA may change the method of payment for the portion of the death benefit payable to that beneficiary to the single-sum payment method. A beneficiary may not begin to receive the death benefit under the one-life annuity method after he or she attains age 90.

     If the plan administrator for the employer plan or his or her designee notifies us that distribution from an employee’s accumulation must begin under the minimum distribution rules of federal tax law, we will begin distributions satisfying such requirements.

The following are the available methods:
    Single-sum payment. The death benefit will be paid to the beneficiary in one sum.

    One-life annuity. A payment will be made to the beneficiary each month for life. A guaranteed period of 10 or 20 years may be included. If a guaranteed period isn’t included,

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TIAA Retirement Choice Annuity Contract

    all payments will cease at the death of the beneficiary. If a guaranteed period is included and the beneficiary dies before the end of that period, monthly payments will continue until the end of that period and then cease, as explained in section 45.
44.	The amount of death benefit payments under a one-life annuity will be determined as of the date payments are to begin by:

A)	the amount of the employee’s Traditional Annuity accumulation applied to the one- life annuity;

B)	the rate schedule or schedules under which any premiums and internal transfers were applied to the Traditional Annuity accumulation on behalf of that employee; and

C)	the age of the beneficiary.

If any method chosen would result in payments of less than $100 a month, TIAA will have the right to require a change in choice that will result in payments of at least $100 a month. If different rate schedules apply to different parts of an employee’s Traditional Annuity accumulation, the portion applied to provide the death benefit payment method chosen will be allocated among the parts on a pro-rata basis in accordance with procedures established by TIAA.

45.
Payments after the death of a beneficiary. Any periodic payments or other amounts remaining due after the death of a beneficiary during a guaranteed period will be paid to the payee named to receive them. The commuted value of these payments may be paid in one sum unless the contractholder directs us otherwise. The payee designated to receive these payments is named at the time the payment method is chosen.

If no payee was named to receive these payments, or if no one so named is living at the death of the beneficiary, the commuted value will be paid in one sum to the beneficiary’s estate.

     If a payee receiving these payments dies before the end of the guaranteed period, the commuted value of any payments still due that person will be paid to any other payee named to receive it. If no one has been so named, the commuted value will be paid to the estate of the last payee who was receiving these payments.

46.
Amount and effective date of a plan benefit payment. If an employee has a severance from employment with the employer, we may distribute all of that employee’s accumulation as a plan benefit payment in accordance with the terms of the employer plan and subject to the restrictions on mandatory distributions under the IRC.

     A plan benefit payment will be effective as of the end of the business day in which we receive the contractholder’s written request for the plan benefit payment. The contractholder may defer the effective date of the plan benefit payment until any business day following the date on which we receive the request. TIAA will determine all values as of the end of the effective date. A plan benefit payment may not be revoked after its effective date. TIAA may defer the payment of a Traditional Annuity plan benefit payment for up to six months.

47.
Amount and effective date of a forfeiture reallocation payment. If an employee has a severance from employment with the employer and the employee has failed to satisfy the vesting requirements of the plan, we may reapply all or part of that employee’s accumulation as a forfeiture reallocation payment in accordance with the terms of the employer plan. Such reallocation payments will serve to offset the employer’s obligation to make contributions on

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TIAA Retirement Choice Annuity Contract

behalf of other employees under the plan and will be treated under the terms of the contract as premiums newly allocated to such employees’ accumulations to which they are subsequently applied.

     A forfeiture reallocation payment will be effective as of the end of the business day in which we receive the contractholder’s written request for the forfeiture reallocation payment. The contractholder may defer the effective date of the forfeiture reallocation payment until any business day following the date on which we receive the request. TIAA will determine all values as of the end of the effective date. A forfeiture reallocation payment reduces the accumulation from which it is paid by the amount paid. If different rate schedules apply to different parts of an employee’s Traditional Annuity accumulation, such reduction will be allocated among the parts on a pro-rata basis in accordance with procedures established by TIAA. A forfeiture reallocation payment may not be revoked after its effective date.

48.	Availability of the lump-sum benefit. The contractholder may permit an employee to withdraw all of his or her accumulation, or any part thereof not less than $1,000 as a lump-sum benefit.

Lump-sum benefits from an employee’s Traditional Annuity accumulation can only be made within 120 days after:

A)	the date an employee terminates employment or, if later;

B)	the specific date stipulated in the employer plan.

     After the 120-day period expires the election of a lump-sum benefit from an employee’s Traditional Annuity accumulation will never again be available. Lump-sum benefits paid from the Traditional Annuity accumulation will be reduced by any surrender charge in accordance with the applicable rate schedule or schedules.

     TIAA reserves the right to limit lump-sum benefits from each of an employee’s Traditional Annuity accumulation and an employee’s Real Estate Account accumulation to not more than one in a calendar quarter.

     An employee may not elect a lump-sum benefit before the earliest date permitted under the employer plan. For both the Traditional Annuity and the Real Estate Account, the availability of a lump-sum benefit may be limited by the employer plan.

49.
Effective date of a lump-sum benefit. Any choice of lump-sum benefit must be made by written notice to TIAA as explained in section 65. A lump-sum benefit will be effective as of the business day on which we receive, in a form acceptable to TIAA:

A)	an employee’s request for a lump-sum benefit; and

B)	verification from the employer of the employee’s eligibility for a lump-sum benefit, and certification of termination of employment if the lump-sum benefit is requested from the Traditional Annuity accumulation.

     An employee may choose to defer the effective date of the lump-sum benefit until any business day following the date on which we receive the above requirements. In no event, however, can a lump-sum benefit from the Traditional Annuity accumulation be effective before the date that the employee terminates employment or after the 120 day period described in section 48.

     TIAA will determine all values as of the end of the effective date. An employee can’t revoke a request for a lump-sum benefit after its effective date.

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TIAA may defer the payment of a Traditional Annuity lump-sum benefit for up to six months.

50.
Amount of a lump-sum benefit. If an employee chooses a lump-sum benefit from his or her Traditional Annuity accumulation, when such lump-sum is available as described above, we will pay the portion of the employee’s Traditional Annuity accumulation chosen, less any surrender charge in accordance with the applicable rate schedule or schedules. If an employee chooses a lump-sum benefit from the employee’s Real Estate Account accumulation, we will pay the portion of the employee’s Real Estate Account accumulation chosen. Payment of a lump-sum benefit reduces the accumulation from which it is paid by the amount chosen, including any surrender charge. Lump-sum benefits from the Traditional Annuity accumulation will be paid first from any amounts remaining to be transferred under a Transfer Payout Annuity, then from any amounts under the interest payments option, if necessary, and then from the balance of the employee’s Traditional Annuity accumulation, if necessary. If different rate schedules apply to different parts of an employee’s Traditional Annuity accumulation, the portion applied to provide the lump-sum benefit will be allocated among the parts on a pro-rata basis in accordance with procedures established by TIAA.

51.	Amount and effective date of contractholder payments from the Traditional Annuity.

Contractholder payments from the Traditional Annuity accumulation are a series of payments made for the purpose of paying out the contract’s entire Traditional Annuity accumulation. Such contractholder payments will be made monthly over a 60-month period. The amount of each payment will be equal to the total remaining Traditional Annuity accumulation divided by the number of remaining payments. Each contractholder payment will be reduced by any surrender charge in accordance with the applicable rate schedule or schedules.

     The first contractholder payment will be effective as of the end of the business day that is 30 days after the business day we receive the contractholder’s written request to begin contractholder payments from the Traditional Annuity accumulation. TIAA will determine all values as of the end of the effective date. The request for contractholder payments may not be revoked after the effective date of the first payment. Each contractholder payment reduces each employee’s Traditional Annuity accumulation. The reduction, including any applicable surrender charge, will be allocated among the employees’ Traditional Annuity accumulations on a pro-rata basis. If different rate schedules apply to different parts of an employee’s Traditional Annuity accumulation, the reduction to that employee’s accumulation will be on a pro-rata basis among the parts in accordance with procedures established by TIAA.

As of the effective date of contractholder payments from the Traditional Annuity acccumulation, no further premiums or internal transfers will be accepted into the Traditional Annuity accumulation.

52.
Amount and effective date of a contractholder payment from the Real Estate Account. A contractholder payment from the Real Estate Account accumulation is a lump-sum payment of the contract’s entire Real Estate Account accumulation. A lump-sum contractholder payment from the Real Estate Account accumulation will be effective as of the end of the business day in which we receive the contractholder’s written request for a contractholder payment from the Real Estate Account accumulation. However, TIAA reserves the right to defer the effective date of payment, for some or all of the amount to be paid, for up to 180 days if the total amount to be paid exceeds $10 million. TIAA will determine all values as of the end of the effective date. The request for a contractholder payment from the Real Estate Account accumulation may not be

IGRS-01-60	Page 14

TIAA Retirement Choice Annuity Contract

revoked after the effective date of the first payment. A contractholder payment reduces each employee’s Real Estate Account accumulation. The reduction will be allocated among the employees’ Real Estate Account accumulations on a pro-rata basis.

     As of the effective date of contractholder payments from the Real Estate Account accumulation, no further premiums or internal transfers will be accepted into the Real Estate Account accumulation.

PART F: TRANSFERS

53.
Internal transfers from the Real Estate Account. The contractholder may permit an employee to transfer all of his or her Real Estate Account accumulation, or any part thereof not less than $1,000, to that employee’s TIAA Traditional Annuity accumulation or to that employee’s CREF accounts under a companion CREF contract, if any. Any internal transfer to CREF is subject to the terms of the companion CREF contract and CREF’s Rules of the Fund. TIAA reserves the right to limit internal transfers from an employee’s Real Estate Account accumulation to not more than one in a calendar quarter. TIAA reserves the right to stop accepting internal transfers to the Traditional Annuity at any time. The employer plan may limit the employee’s right to transfer to the Traditional Annuity and/or to a CREF account.

54.
Transfers from the Traditional Annuity. The contractholder may permit an employee to apply all of his or her Traditional Annuity accumulation not previously applied to an income option, or any part thereof not less than $10,000, to a Transfer Payout Annuity (TPA) to provide:

A)	internal transfers to the companion CREF contract, if any;

B)	internal transfers to the Real Estate Account;

C)	cash withdrawals; or

D)	payments to another funding vehicle as permitted under the employer plan and under federal tax law.

If different rate schedules apply to different parts of an employee’s Traditional Annuity accumulation, the portion applied to the TPA will be allocated among the parts on a pro-rata basis in accordance with procedures established by TIAA.

     TPA payments will be made monthly over an 84-month period. The amount of each TPA payment will be equal to the total remaining amount to be transferred divided by the number of remaining TPA payments.

     After TPA payments have commenced, an employee may elect to have the amount remaining to be transferred, converted to a one-life annuity or two-life annuity as described in section 40, but may not convert such amount to an interest payments option. The amount of income benefit provided by such a conversion will be in accordance with section 42. While TPA payments are being made, an employee may elect to change the destination for future TPA payments in accordance with A) through D) above.

     If an employee dies or converts to a one or two-life annuity before all TPA payments have been made, or if the amount remaining to be transferred is otherwise disbursed under the terms of the contract, the TPA will be cancelled and no future TPA payments will be made.

     If TPA payments are being made to provide internal transfers to a companion CREF contract, if any, or to the Real Estate Account and the contractholder requests a contractholder

IGRS-01-60	Page 15

TIAA Retirement Choice Annuity Contract

payment from the CREF account to which the employee is transferring or from the Real Estate Account, the TPA to that account will be stopped and the TPA will be redirected in accordance with the terms of the employer plan.

     An employee’s request for a TPA must be made by written notice to TIAA as described in section 65. Each TPA payment to CREF is subject to the terms of the companion CREF contract and CREF’s Rules of the Fund. The employer plan may limit an employee’s right to transfer to the Real Estate Account, or to transfer out of this contract. TIAA reserves the right to stop accepting TPA payments to the Real Estate Account at any time.

55.
Internal transfers from CREF. The contractholder may permit an employee to transfer from his or her accumulation in a companion CREF contract, if any, to this contract. Any internal transfer from CREF is subject to the terms of the companion CREF contract and CREF’s Rules of the Fund. The employer plan may limit an employee’s right to transfer to the Traditional Annuity and/or to the Real Estate Account. TIAA reserves the right to stop accepting internal transfers to the Traditional Annuity and/or internal transfers to the Real Estate Account at any time.

56.
Effective date of transfers. An internal transfer from the Real Estate Account will be effective as of the end of the business day in which we receive an employee’s written request for an internal transfer. For TPAs, the first TPA payment will be effective as of the end of the business day in which we receive the written request to begin the TPA payment stream. An employee may defer the effective date of the internal transfer from the Real Estate Account or the date of the first TPA payment until any business day following the date on which we receive the written request. TIAA will determine all values as of the end of the effective date. An employee can’t revoke a request for an internal transfer after its effective date. The election to begin TPA payments cannot be revoked after the effective date of the first TPA payment. Any subsequent elections or transactions available under the contract, attributable to the employee’s Traditional Annuity accumulation, will correspondingly reduce the remaining amount of that employee’s Traditional Annuity accumulation to be transferred under the TPA, in accordance with procedures established by TIAA.

57.
Crediting internal transfers. Internal transfers to an employee’s Traditional Annuity accumulation are credited to the Traditional Annuity as of the end of the effective date of the internal transfer and begin participation in the Traditional Annuity as of the following day.

Internal transfers to an employee’s Real Estate Account accumulation purchase accumulation units as of the end of the effective date of the internal transfer.

PART G: GENERAL PROVISIONS

58.
Employer plan fee withdrawals. The contractholder may, in accordance with the terms of the employer plan, and with TIAA’s approval, instruct TIAA to withdraw amounts from the contract’s accumulation, to pay fees associated with the administration of the plan.

TIAA reserves the right to suspend or reinstate its approval for a plan to make such withdrawals from your contract.

The amount and the effective date of an employer plan fee withdrawal will be in accordance with the terms of the employer plan. TIAA will determine all values as of the end of

IGRS-01-60	Page 16

TIAA Retirement Choice Annuity Contract

the effective date. An employer plan fee withdrawal cannot be revoked after it has been withdrawn.

An employer plan fee withdrawal reduces the accumulation from which it is paid by the amount withdrawn.

No surrender charge applies to employer plan fee withdrawals.

     If a portion of an employer plan fee withdrawal is payable from an employee’s Traditional Annuity accumulation and different rate schedules apply to different parts of the employee’s accumulation, the portion applied to provide the withdrawal will be allocated among the parts on a pro-rata basis in accordance with procedures established by TIAA.

59.
Insulation of the separate account. TIAA owns the assets in separate account VA-2. To the extent permitted by law, the assets of the separate account will not be charged with liabilities arising out of any other business TIAA may conduct. All income, investment gains and investment losses of the separate account, whether or not realized, will be credited to or charged against only that account without regard to TIAA’s other income, gains or losses.

60.
Deletion of the Real Estate Account. TIAA may delete the Real Estate Account. If the Real Estate Account is deleted and was, at any time, available under the terms of the employer plan, then a companion CREF contract will be issued to you at the time of the deletion, if one had not been previously issued to you. If accumulation units are owned under the contract in the Real Estate Account and it is deleted, the units must be transferred to the Traditional Annuity accumulation or to the companion CREF contract. If the contractholder does not tell us where to transfer the accumulation units, we will transfer them in accordance with the terms of the employer plan.

61.	Report of accumulation. At least once each year, we will provide the contractholder with a report for this contract. It will show the value of the accumulation.

62.
Ownership. The contractholder owns this contract. The contractholder may, to the extent permitted by law, exercise every right that is granted to the contractholder without the consent of any other person unless the right has been given to such other person and authorized by the contractholder as described in section 65.

63.	No loans. This contract does not provide for loans.

64.	No assignment or transfer. Neither you nor any other person may assign, pledge, or transfer ownership of this contract or any benefits under its terms. Any such action will be void and of no effect.

65.
Procedure for elections and changes and requests for benefits. Written notice must be provided to TIAA identifying each person that becomes eligible for benefit payments. The notice will include the amount, type of payment, and the date such payment is to be made. For income benefits, such notice will include the effective date of the income option on which payments are to begin, the income option chosen, the age of the employee, and the name of the payee, if any. If two-life annuity is chosen as a payment option, the notice will also include the name and age of the second annuitant. For death benefit payments, such notice will include proof of the employee’s death, the death benefit payment method chosen, the name of the payee, if any, and if the method chosen provides a lifetime income, the age of the beneficiary. The notice will also indicate whether the benefit is to be paid from the employee’s Traditional Annuity accumulation

IGRS-01-60	Page 17

TIAA Retirement Choice Annuity Contract

or the employee’s Real Estate Account accumulation. Upon receipt of proof of an employee’s death, we will divide that employee’s accumulation into as many portions as there are validly designated beneficiaries for that employee’s accumulation. If different rate schedules apply to different parts of that employee’s Traditional Annuity accumulation, the resulting portions will be allocated among the parts on a pro-rata basis in accordance with procedures established by TIAA. Each validly designated beneficiary will then have the right to make elections available under this contract in connection with his or her portion of such employee’s accumulation.

     The right of an employee (or the employee’s beneficiaries, after the employee’s death) to make choices and elections available under the contract, with respect to that employee’s accumulation under the contract, are subject to the authorization of the contractholder. Such rights include but are not limited to the right to allocate premiums, name a second annuitant, designate beneficiaries and payees, elect lump-sum benefits, make transfers, and choose forms of benefit payment. The contractholder may revoke or modify any such authorization.

     To be valid, any choices or elections available under the contract, any authorization by the contractholder, or revocations or modifications of such authorization, must be made in a form acceptable to TIAA at our home office in New York, NY, or at another location that we designate. Valid instructions will take effect as of the date TIAA receives the instructions. TIAA will only accept as valid, instructions received from the party entitled to issue the instruction, as determined by our records. If TIAA takes any action in good faith before receiving a valid instruction, we will not be subject to liability even if our acts were contrary to such instruction. All benefits are payable at our home office or at another location that we designate.

     For purposes of determining the effective dates of any transactions and premium receipts, transaction requests and premiums will only be deemed to have been received when they are received by TIAA, or its appropriately designated agent, in good order, in accordance with procedures established by TIAA or as required by law. TIAA reserves the right to limit the number of transactions that may be made effective on a single business day.

66.
Payment to an estate, trustee, etc. Upon the death of an employee, TIAA reserves the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity that isn’t a natural person. TIAA won’t be responsible for the acts or neglects of any executor, trustee, guardian, or other third party receiving payments under this contract. If a trustee of a trust is designated as beneficiary, TIAA is not obliged to inquire into the terms of the underlying trust or any will.

If death benefits become payable to the designated trustee of a testamentary trust, but:

A)	no qualified trustee makes claim for the benefits within nine months after the death of the employee; or

B)	evidence satisfactory to TIAA is presented at any time within such nine-month period that no trustee can qualify to receive the benefits due,

payment will be made to the successor beneficiaries, if any are designated and survive the employee; otherwise payment will be made to the executors or administrators of the employee’s estate.

     If benefits become payable to an inter-vivos trustee (the person appointed to execute a trust created during an individual’s lifetime), but the trust is not in effect or there is no qualified trustee, payment will be made to the successor beneficiaries, if any are designated and survive the employee; otherwise payment will be made to the executors or administrators of the employee’s estate.

IGRS-01-60	Page 18

TIAA Retirement Choice Annuity Contract

Payment to any trustee, successor beneficiary, executor, or administrator, as provided for above, shall fully satisfy TIAA’s payment obligations under the contract to the extent of such payment.

67.
Service of process upon TIAA. We will accept service of process in any action or suit against us on this contract in any court of competent jurisdiction in the United States provided such process is properly made. We will also accept such process sent to us by registered mail if the plaintiff is a resident of the jurisdiction in which the action or suit is brought. This section does not waive any of our rights, including the right to remove such action or suit to another court.

68.
Benefits based on incorrect data. If the amount of benefits is determined by data as to a person’s age or sex that is incorrect, the benefits payable will be such as the premium paid would have purchased based on the correct data. Any amounts underpaid by TIAA on the basis of the incorrect data will be paid at the time the correction is made. Any amounts overpaid by TIAA on the basis of the incorrect data will be charged against the payments due after the correction is made. Any amounts so paid or charged will include compound interest at the effective annual rate of 6% per year.

69.
Proof of survival. TIAA reserves the right to require satisfactory proof that anyone named to receive benefits under the terms of the contract is alive on the date any benefit payment is due. If this proof is not received after it has been requested in writing, TIAA will have the right to make reduced payments or to withhold payments entirely until such proof is received. If under a two- life annuity TIAA has overpaid benefits because of a death of which we were not notified, subsequent payments will be reduced or withheld until the amount of the overpayment, plus compound interest at the effective annual rate of 6% per year, has been recovered.

70.	Protection against claims of creditors. The benefits and rights accruing under the contract are exempt from the claims of creditors or legal process to the fullest extent permitted by law.

71.
Compliance with laws and regulations. TIAA will administer the contract to comply with the restrictions of all laws and regulations pertaining to the terms and conditions of the contract. No benefit may be elected and no right may be exercised under the contract if the election of that benefit or exercise of that right is prohibited under an applicable state or federal law or regulation.

The choice of income option and effective date thereof, beneficiary or second annuitant, death benefit payment method and effective date, the availability of transfers and lump-sum benefits, and the rights of spouses to benefits, are all subject to the applicable restrictions, distribution requirements and incidental benefit requirements of ERISA and the IRC and any rulings and regulations issued under ERISA and the IRC.

72.	Correspondence. If you have any questions about the contract, or inquiries about our service, or if you need help to resolve a problem, you can contact us at the address or phone number below.

TIAA
[730 Third Avenue
New York, NY 10017-3206
Telephone: 800 842-2733]

IGRS-01-60	Page 19

TIAA Retirement Choice Annuity Contract

73.
Change of rate schedule. We may, at any time and from time to time, substitute a new rate schedule for the one currently effective in your contract. A new rate schedule will apply only to benefits arising from any premiums and internal transfers applied to the Traditional Annuity while such rate schedule is in effect. Any change in the rate schedule will not affect the amount of benefits purchased prior to the change by any premiums and internal transfers applied to the Traditional Annuity. A change in the rate schedule will be made only after we have given you three months’ written notice of the change. Any new rate schedule will specify:

A)	the charges for expenses and contingencies;

B)	the interest rates and the mortality bases used for determining benefits arising from amounts applied to the Traditional Annuity;

C)	any applicable surrender charges on lump-sum benefits arising from amounts applied to the Traditional Annuity; and

D)	any applicable surrender charges on contractholder payments arising from amounts applied to the Traditional Annuity.

IGRS-01-60	Page 20

Teachers Insurance and Annuity Association of America
TIAA Retirement Choice Annuity Contract

RATE SCHEDULE
  Rate schedule. The benefits bought by any premiums and internal transfers applied to the Traditional Annuity while this rate schedule is in effect will be computed on this basis:
(1)	no deduction for expenses or contingencies, except for any premium taxes incurred by TIAA for the contract and except for any employer plan fee withdrawals in accordance with the terms of the employer plan;

(2)	interest as follows:

The minimum effective annual interest rate to be credited to premiums and internal transfers applied to the Traditional Annuity will be determined based on the calendar year in which the premium or internal transfer is applied to the Traditional Annuity. Such rate will be set equal to the CMT (as defined below) less 0.0125, rounded to the nearest 0.0005, provided however that the resulting minimum rate will never be less than 1% nor greater than 3%. The CMT to be used in setting this rate for each calendar year is the average five-year Constant Maturity Treasury Rate reported by the Federal Reserve for the calendar month of [November], preceding that calendar year.

The minimum interest rate so determined will be credited on amounts applied to the Traditional Annuity accumulation from the end of the day on which such amount is credited to the date such amount is deducted from the Traditional Annuity accumulation, in accordance with section 31.

We may make future changes to the choice of calendar month for which the average five-year Constant Maturity Treasury Rate will be used to set the CMT. Any such change will be effected only after obtaining any approvals required by the insurance regulatory authority of the jurisdiction shown on page 1, and will also be made to all other contracts written on this form and delivered in that jurisdiction. Any such change will be made only after we have given you three months’ written notice.

(3)	for one-life annuities and two-life annuities, annuity payments based on interest at the effective annual rate of 2% after the date that payments begin, and mortality according to the Annuity 2000 Mortality Table (TIAA Merged Gender Mod A), with ages set back three months for each completed year between December 31, 2000 and the date that annuity payments begin.
  A surrender charge of 2.5% will be deducted from any lump-sum benefit from the Traditional Annuity accumulation arising from amounts applied to the Traditional Annuity while this rate schedule is in effect.

  A surrender charge of 0% will be deducted from any contractholder payment from the Traditional Annuity accumulation arising from amounts applied to the Traditional Annuity while this rate schedule is in effect.

  These above guarantees (as illustrated in the accompanying chart) cease to apply to any Traditional Annuity accumulations that are transferred to the Real Estate Account or to the companion CREF contract, if any.

IGRS-01-60-RS	Page RS1

Teachers Insurance and Annuity Association of America
TIAA Retirement Choice Annuity Contract

  Betterment of rates. When an employee or an employee’s beneficiary begin benefits under a one-life or two-life annuity, we will compute any benefits provided by the portion of the Traditional Annuity accumulation resulting from amounts applied to the Traditional Annuity while this rate schedule is in effect on the basis stated above, or, if it produces a larger guaranteed benefit, on the basis then in use for any single premium immediate annuities offered by TIAA to contracts of the same class as this contract.

Guaranteed Annual Amount of Income Benefits from the Traditional Annuity under the One-life
Annuity with 10-Year Guaranteed Period option
Provided by $10,000 from Employee’s Accumulation
(assuming a premium tax rate of 0%)

One-twelfth of the amount shown is payable each month

Adjusted	Annual	Adjusted	Annual	Adjusted	Annual
Age When	Amount of	Age When	Amount of	Age When	Amount of
Payments	Monthly	Payments	Monthly	Payments	Monthly
Begin	Benefit	Begin	Benefit	Begin	Benefit
	Payments		Payments		Payments

40	$309.20	57	$390.38	74	$568.43
41	$312.54	58	$397.25	75	$584.44
42	$316.02	59	$404.44	76	$601.22
43	$319.65	60	$411.96	77	$618.78
44	$323.43	61	$419.85	78	$637.13
45	$327.38	62	$428.13	79	$656.25
46	$331.50	63	$436.82	80	$676.14
47	$335.79	64	$445.95	81	$696.74
48	$340.27	65	$455.55	82	$718.03
49	$344.94	66	$465.65	83	$739.91
50	$349.82	67	$476.29	84	$762.31
51	$354.90	68	$487.50	85	$785.11
52	$360.20	69	$499.31	86	$808.15
53	$365.73	70	$511.75	87	$831.28
54	$371.50	71	$524.86	88	$854.30
55	$377.52	72	$538.66	89	$877.00
56	$383.81	73	$553.18	90	$899.17

The yearly payments shown above are those that result from the application of an accumulation of $10,000 (assuming a premium tax rate of 0%) in the Traditional Annuity to the specified income option when the employee has attained an adjusted age as shown, but has not passed the date on which that adjusted age was attained by as much as one month.

     The employee’s adjusted age equals the employee’s actual age minus three months for each completed year between December 31, 2000 and the date that payments begin. All ages used in computing benefits are calculated in completed years and months. Payments beginning at ages other than those shown, and under other income options, are computed on the basis stated in the rate schedule. For accumulations other than $10,000, payments will be proportionate.

IGRS-01-60-RS	Page RS2

Teachers Insurance and Annuity Association of America
TIAA Retirement Choice Annuity Contract

  Rates applicable to transfers from the Real Estate Account to begin income from the Traditional Annuity. The following applies to Real Estate Account accumulations attributable to any premiums and internal transfers applied to the Real Estate Account while this rate schedule is in effect and for as long as such amounts remain in the Real Estate Account accumulation:

  If an employee transfers accumulations from the Real Estate Account to the Traditional Annuity to purchase a one-life or two-life annuity, with benefits beginning immediately, the resulting guaranteed benefit from the Traditional Annuity will be determined on whichever of these bases produces the largest guaranteed payments:

A)	(1)	interest at the effective annual rate of 1.5%; and

	(2)
mortality according to the Annuity 2000 mortality table (TIAA Merged Gender Mod A), with ages set back one year for each completed year between January 1, 2004 and the effective date of the internal transfer.

B)	the basis otherwise applicable to internal transfers to the Traditional Annuity under the rate schedule in effect on the effective date of the transfer; or

C)
the interest rate, mortality table, and charge for contingencies and expenses in use for any individual single premium immediate annuities being offered by TIAA, to the same class of contracts, when the payments start.

IGRS-01-60-RS	Page RS3

Teachers Insurance and Annuity Association of America
TIAA Retirement Choice Annuity Contract

Group Flexible Premium Deferred Annuity
Fixed and Variable Accumulations
Nonparticipating

IGRS-01-60-RS	Page RS4

Teachers Insurance and Annuity Association of America
730 Third Avenue, New York, N.Y. 10017-3206
Telephone: [800-842-2733]

Retirement Choice Annuity Contract

Contractholder:	[ABC Institution]
Contract Number:	[T-xxxxx]
Companion CREF Contract Number:	[C-xxxxx/NONE]
Date of Issue:	[01 01 2005]

This contract is delivered in [the State of state] and is subject to the laws and regulations therein.

This is a contract between you, the contractholder, and us, Teachers Insurance and Annuity Association of America (TIAA). This page refers briefly to some of the features of this contract. The next pages set forth in detail the rights and obligations of both TIAA and the contractholder under the contract. PLEASE READ THIS CONTRACT. IT IS IMPORTANT.

GENERAL DESCRIPTION

The contractholder remits all premiums for this contract. Premiums are allocated between the Traditional Annuity and the Real Estate Account.

Traditional Annuity. Each premium allocated to the Traditional Annuity under this contract buys a guaranteed minimum amount of benefit payments, based on the rate schedule in effect at the time the premium is credited. Traditional Annuity accumulations will be credited with a guaranteed interest rate, and may also be credited with additional amounts declared by TIAA.

Real Estate Account. Each premium allocated to the Real Estate Account under this contract buys a number of accumulation units. Real Estate Account accumulations are not guaranteed, and may increase or decrease depending on investment results. The Real Estate Account separate account charge is guaranteed not to exceed 2.50% per year of net assets.

This contract cannot be assigned and it does not provide for loans.

If you have any questions about the contract or
need help to resolve a problem, you can contact
us at the address or phone number above.

E. Laverne Jones	Hebert M. Allison, Jr.
Vice President and	Chairman, President and
Corporate Secretary	Chief Executive Officer

Group Flexible Premium Deferred Annuity
Fixed and Variable Accumulations
Nonparticipating

INDEX ON NEXT PAGE
IGRS-01-84	Page 1

TIAA Retirement Choice Annuity Contract

INDEX OF PROVISIONS

	Section		Section

Accumulation		IRC	14
- Definition	1	Laws and Regulations - Compliance with	71
- Employee’s	7	Loans – Not Available	63
- Employee’s Real Estate Account	35	Lump-sum Benefit
- Employee’s Traditional Annuity	31	- Amount	50
- Real Estate Account	34	- Availability	48
- Report of	61	- Effective Date	49
- Traditional Annuity	30	Net Investment Factor	36
Accumulation Units		Ownership	62
- Definition	33	Payee	15
- Number of	38	Payment to an Estate, Trustee, etc	66
Additional Amounts	32	Plan Benefit Payment	46
Assignment -Void and of no effect	64	Premiums
Benefit Payment	39	- Allocation of	28
Benefits Based on Incorrect Data	68	- Payment of	27
Business Day	3	- Taxes	29
Claims of Creditors - Protection Against	70	Proof of Survival	69
Commuted Value	4	Rate Schedule
Companion CREF Contract	26	- Change of	73
Contestability	25	- Definition	16
Contract	24	Real Estate Account
Contractholder Payment		- Deletion of	60
- From the Real Estate Account	52	Second Annuitant	17
- From the Traditional Annuity	51	Separate Account
Correspondence with us	72	- Charge	37
Death Benefit		- Definition	18
- Amount of Payments	44	- Insulation of	59
- Beneficiary	2	Service of Process upon TIAA	67
- Definition	5	Severance from Employment	19
- Payment Methods	43	Surrender Charge	20
- Payments after Death of Beneficiary	45	Termination of Employment	21
Elections and Changes - Procedure for	65	Traditional Annuity	22
Employee	6	Transfers
Employer Plan	8	- Crediting Internal Transfers	57
Employer Plan Fee Withdrawals	58	- Definition of Internal Transfer	13
- Definition	9	- Effective Date of Transfers	56
ERISA	10	- Internal Transfers from CREF	55
Forfeiture Reallocation Payment	47	- Internal Transfers from
Funding Vehicle	11	the Real Estate Account	53
General Account	12	- Transfers from the Traditional Annuity	54
Income Benefit		Valuation Day and Valuation Period	23
- Amount	42
- Options	40
- Post-mortem Payments	41

IGRS-01-84	Page 2

TIAA Retirement Choice Annuity Contract

PART A: TERMS USED IN THIS CONTRACT

1.	The contract’s accumulation is equal to the sum of all employees’ accumulations under the contract.

2.
A beneficiary is any person eligible to receive death benefit payments upon the death of an employee. If none of the beneficiaries named is alive at the time of the employee’s death, or if, at the employee’s death, no beneficiary had ever been named for that employee, then the death benefit will be paid to the person entitled to such benefits under the terms of the employer plan.

If the plan does not specify how to distribute such death benefits, the death benefit will be paid to the employee’s estate. If distributions to a named beneficiary are barred by operation of law, the death benefit due that beneficiary will be paid to the employee’s estate.

3.	A business day is any day that the New York Stock Exchange is open for trading. A business day ends at 4:00 P.M. Eastern time, or when trading closes on the New York Stock Exchange, if earlier.

4.
The commuted (discounted) value is a one-sum amount paid in lieu of a series of payments that are not contingent upon the survival of an employee or second annuitant. It is less than the total of those payments, because future interest, included when computing the series of payments, will not be earned if payment is to be made in one sum. The commuted value of future payments is therefore the sum of those payments less the interest from the date of commutation to the date each payment would have been made. The same interest rate or rates used in computing the benefit payments will be used to determine the commuted value.

5.	The death benefit for an employee is the current value of the employee’s accumulation.

6.	An employee is any employee entitled to benefits under the employer plan.

7.
An employee’s accumulation is the sum of the employee’s Traditional Annuity accumulation (as defined in section 31) and the employee’s Real Estate Account accumulation (as defined in section 35). Employee’s accumulations are maintained for the sole purpose of providing a record of amounts accumulated under the contract on behalf of individual employees. The contractholder owns all employees’ accumulations under the contract. Employees have no ownership rights to these accumulations.

8.
The employer plan is the retirement plan of the contractholder as amended from time to time, or any successor retirement plan. Employees’ and beneficiaries’ eligibility to receive benefits available under the contract and the conditions of such benefit payments will be determined by reference to the employer plan. The contractholder must notify TIAA of any changes to the terms of the employer plan. If TIAA takes any action in good faith before receiving such notice, we will not be subject to liability even if our acts were contrary to the terms of the employer plan as modified by such change.

9.	Employer plan fee withdrawals are amounts deducted from the contract’s accumulation in accordance with the terms of the employer plan to pay fees associated with the administration of the plan.

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10.	ERISA is the Employee Retirement Income Security Act of 1974, as amended.

11.	A funding vehicle is an annuity contract, custodial account, or trust designated to receive contributions under the employer plan.

12.	The general account consists of all of TIAA’s assets other than those in separate accounts.

13.
An internal transfer is the movement of accumulations between the employee’s Traditional Annuity accumulation and the employee’s Real Estate Account accumulation, or between this contract and a companion CREF contract, if any. The provisions concerning internal transfers are set forth in Part F.

14.
The IRC is the Internal Revenue Code of 1986, as amended. All references to any section of the IRC shall be deemed to refer not only to such section but also to any amendment thereof, any successor statutory provisions, and any regulations thereunder.

15.	The payee is a person named to receive any periodic payments or amounts due under an income option or death benefit payment method as explained in sections 41 and 45.

16.
The rate schedule sets forth the bases for computing the Traditional Annuity accumulation and any benefits and distributions arising from it. To the extent permitted by law, TIAA may change the rate schedule for amounts applied after the change, as explained in section 73.

17.
A second annuitant is the person named when an employee starts to receive income under a two-life annuity, to receive an income for life if he or she survives the employee. The second annuitant may be any person eligible under TIAA’s practices then in effect.

18.
Separate account. All premiums and internal transfers credited to the Real Estate Account become part of a separate account. The Real Estate Account is designated as “VA-2” and was established by TIAA in accordance with New York law to provide benefits under this contract and other contracts. The assets and liabilities of separate account VA-2 are segregated from the assets and liabilities of the general account, and from the assets and liabilities of any other TIAA separate account.

19.
A severance from employment occurs when an employee ceases to be employed by the employer that maintains the employer plan. In accordance with the provisions of the IRC and applicable regulations, a severance from employment will be deemed to occur even if the employee continues to perform the same job for a different employer that does not maintain the employer plan after a merger, acquisition, consolidation or other business transaction.

20.
A surrender charge will be assessed against any portion of the Traditional Annuity accumulation withdrawn as a lump-sum benefit as shown in the rate schedule. A surrender charge will also be assessed on each contractholder payment paid from the Traditional Annuity as shown in the rate schedule.

21.
Termination of employment for the purpose of determining the availability of the lump-sum benefit is a bona fide cessation of an employment relationship with the employer. Dissolution or modification of the employer plan; changes in the name or affiliation of the employer; leaves of

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TIAA Retirement Choice Annuity Contract

absence, with or without pay; vacations; or other events not in fact a termination of employment will not be considered a termination of employment.

22.
The Traditional Annuity refers to the guaranteed annuity benefits under the contract. Each premium and internal transfer allocated to the Traditional Annuity under the contract buys a guaranteed minimum amount of income, based on the rate schedule in effect for the contract at the time the premium is paid.

23.
A valuation day is any business day, as well as the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the Real Estate Account are principally traded. Valuation days that aren’t business days end at 4:00 p.m. Eastern Time. A valuation period is the time from the end of a valuation day to the end of the next valuation day.

PART B: CONTRACT AND PREMIUMS

24.
The contract. This document and any endorsements thereto, constitute the entire contract between TIAA and the contractholder, and the provisions therein alone will govern with respect to the rights and obligations of TIAA and the contractholder. The payment of premiums is the consideration for the contract.

     The contract may be amended by agreement of TIAA and the contractholder without the consent of any other person, provided that such change does not reduce any benefit purchased under the contract up to that time. Any endorsement or amendment of this contract, waiver of any of its provisions, or change in rate schedule will be valid only if in writing and signed by an executive officer of TIAA.

25.	Contestability. The contract is incontestable.

26.
Companion CREF contract. The College Retirement Equities Fund (CREF) is a companion organization to TIAA. A companion CREF Retirement Choice Annuity contract may have been issued to you when you received this contract. The contract number for any such companion CREF contract is shown on page 1. If TIAA deletes the Real Estate Account and the Real Estate Account was, at any time, available under the terms of the employer plan, then a companion CREF Retirement Choice Annuity contract will be issued, without application, as a funding vehicle for the employer plan, if such companion contract had not been previously issued.

27.
Premiums for this contract must be remitted under the terms of the employer plan. Premiums include any transfers, other than internal transfers, to this contract from other funding vehicles. Premiums may be stopped at any time without notice to TIAA and then resumed without payment of any past due premium or penalty of any kind.

     TIAA reserves the right to stop accepting premiums under the contract at any time. TIAA will not accept premiums paid on behalf of an employee after the employee’s death. Premiums will be credited to the contract as of the end of the business day in which they are received by TIAA, at the location that TIAA will designate by prior written notice, in good order and in accordance with procedures established by TIAA or as required by law.

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28.
Allocation of premiums. Premiums may be allocated to either the Traditional Annuity or the Real Estate Account. Premiums allocated to the Traditional Annuity increase the Traditional Annuity accumulation. Premiums allocated to the Real Estate Account purchase accumulation units in the Real Estate Account. TIAA will allocate premiums according to the most recent valid instructions we have received from the contractholder in a form acceptable to TIAA. If no valid allocation instructions have been received, we will allocate premiums in accordance with the terms of the employer plan.

TIAA may stop accepting premiums to the Traditional Annuity or the Real Estate Account at any time.

29.	Premium taxes. If premium taxes are incurred, they will be deducted from the contract accumulation, to the extent permitted by law.

PART C: TRADITIONAL ANNUITY ACCUMULATION

30.	The Traditional Annuity accumulation is the sum of all employees’ Traditional Annuity accumulations held under the contract.

31.
Employee’s Traditional Annuity accumulation. TIAA will maintain nominal Traditional Annuity accumulations on behalf of each employee in whose name amounts are credited to the Traditional Annuity under the contract. An employee’s Traditional Annuity accumulation is the amount so held under the contract for that employee. Any amounts added to or deducted from the Traditional Annuity accumulation under this contract will be attributed to individual employees’ Traditional Annuity accumulations in accordance with the instructions of the contractholder. The contractholder owns all employees’ Traditional Annuity accumulations under the contract. Employees have no ownership rights to these accumulations.

An employee’s Traditional Annuity accumulation is, with respect to amounts recorded and transactions made on behalf of that employee, the sum of:

A)	all premiums allocated to the Traditional Annuity; plus

B)	interest credited by TIAA at the guaranteed accumulation interest rate set forth in the rate schedule; plus

C)	any additional amounts credited to the Traditional Annuity by TIAA; plus

D)	any internal transfers to the Traditional Annuity; less

E)	any premium taxes incurred by TIAA for the Traditional Annuity; less

F)
any employer plan fee withdrawals, interest payments, plan benefit payments, forfeiture reallocation payments, lump-sum benefits and any minimum distribution payments paid from the Traditional Annuity; less

G)	any charges for expenses and contingencies deducted by TIAA as set forth in the rate schedule; less

H)	any amounts deducted to provide an annuity income option or a death benefit payment method from the Traditional Annuity; less

I)	any transfers from the Traditional Annuity; less

J)	any contractholder payments paid from the Traditional Annuity; less

K)	any surrender charges assessed by TIAA as set forth in the rate schedule.

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32.
Additional amounts. TIAA may credit additional amounts to the Traditional Annuity accumulation. TIAA does not guarantee that there will be additional amounts. TIAA will determine at least annually if additional amounts will be credited.

     Any additional amounts credited to the Traditional Annuity accumulation will buy benefits based on the rate schedule applicable to the premiums or internal transfers that gave rise to such additional amounts. Additional amounts may also be paid with any Traditional Annuity benefits payable.

     Any additional amounts credited to the Traditional Annuity accumulation will be credited under a schedule of additional amount rates declared by TIAA. For a Traditional Annuity accumulation in force as of the effective date of such a schedule, the additional amount rates will not be modified for a period of twelve months following the schedule’s effective date. For any premiums and internal transfers applied to the Traditional Annuity during the twelve-month period described in the preceding sentence, TIAA may declare additional amounts at rates which remain in effect through the end of such twelve-month period. Thereafter, any additional amount rates declared for such premiums and internal transfers will remain in effect for periods of twelve months or more.

PART D: REAL ESTATE ACCOUNT ACCUMULATION AND UNITS

33.
Accumulation unit. The value of one accumulation unit is calculated at the end of each valuation day. The value of an accumulation unit is equal to the previous day’s value multiplied by the net investment factor for the Real Estate Account.

34.	The Real Estate Account accumulation is the sum of all employees’ Real Estate Account accumulations held under the contract.

35.
An employee’s Real Estate Account accumulation is equal to the number of accumulation units owned under the contract on behalf of that employee multiplied by the value of one accumulation unit. Real Estate Account accumulations are variable and are not guaranteed. They may increase or decrease depending on investment results.

     Any amounts added to or deducted from the Real Estate Account accumulation under this contract will be attributed to individual employee’s Real Estate Account accumulations in accordance with the instructions of the contractholder. The contractholder owns all employees’ Real Estate Account accumulations under the contract. Employees have no ownership rights to these accumulations.

36.	The net investment factor for the Real Estate Account for a valuation period is based on the amount of accrued real estate net operating income, dividends, interest and other income during the current period, a deduction of the separate account charge, both realized and unrealized capital gains and losses incurred, and other accounting adjustments during the current period. The precise formula for the net investment factor is A divided by B, as follows:

A)	the value of the Real Estate Account’s net assets at the end of the current valuation period, less any premiums received during the current period.

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B)
the value of the Real Estate Account’s net assets at the end of the previous valuation period, plus the net effect of transactions (e.g. internal transfers, benefit payments) made at the start of the current valuation period.

37.
The separate account charge covers mortality and expense risk, liquidity risk, and administrative and investment advisory services. TIAA, at its discretion, can increase or decrease the separate account charge. The separate account charge is guaranteed not to exceed 2.50% per year of net assets.

38.
Number of accumulation units. Each premium and each internal transfer applied to the Real Estate Account buys a number of accumulation units equal to the amount of the premium or internal transfer divided by the value of one accumulation unit as of the end of the business day in which the premium or internal transfer is credited. The number of accumulation units under the contract will be decreased by any premium taxes incurred by TIAA for the Real Estate Account accumulation and by the application of any accumulation units to provide any available form of benefit payments as described in Part E, employer plan fee withdrawals, internal transfers, or any minimum distribution payments paid from the Real Estate Account accumulation under the contract. Such transactions will decrease the number of accumulation units under the contract by an amount equal to the dollar value of the transaction divided by the value of one accumulation unit as of the end of the valuation day on which the transaction becomes effective.

PART E: BENEFIT PAYMENTS

39.	A benefit payment is any of the following types of payments made from this contract, under the terms of the employer plan.

    An income benefit is a payment to an employee made under one of the options described in section 40.

    A death benefit payment is a payment to a beneficiary under one of the methods described in section 43.

    A plan benefit payment is a single-sum payment of an employee’s entire accumulation made directly to an employee, beneficiary, or the estate of an employee or beneficiary as a benefit distribution under the terms of the employer plan. A plan benefit payment is only available when an employee has a severance from employment with the employer and is subject to the restrictions on mandatory distributions under the IRC. A plan benefit payment may also be applied to a TIAA annuity contract or certificate issued to an employee.

    A forfeiture reallocation payment is the reapplication of accumulations forfeited under the employer plan as a result of an employee’s failing to satisfy the vesting requirements of the plan. Such reallocation payments will serve to offset the employer’s obligation to make contributions on behalf of other employees under the plan and will be treated under the

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    terms of the contract as premiums newly allocated to such employees’ accumulations to which they are subsequently applied.

    A lump-sum benefit is a single-sum payment of some or all of an employee’s accumulation, less any applicable surrender charges.

    Contractholder payments are payments to the contractholder or to any person, trustee, or corporation (other than an employee or beneficiary under the terms of the employer plan or the estate of such employee or beneficiary) designated by the contractholder. Contractholder payments from the Traditional Annuity accumulation will be made only as a series of payments of the contract’s entire Traditional Annuity accumulation, less any applicable surrender charges as described in section 51. A contractholder payment from the Real Estate Account accumulation will be a lump-sum payment of the contract’s entire Real Estate Account accumulation, subject to the provisions of section 52.

40.
Income options are the ways in which an employee’s income benefit may be paid. The income options are available from an employee’s Traditional Annuity accumulation only. Some or all of an employee’s Real Estate Account accumulation may be transferred to the employee’s Traditional Annuity accumulation to provide benefits under these options.

     The choice of option may be made any time before such income benefit payments begin. The choice may be changed any time before payments begin, but once they have begun, the election to begin receiving benefits is irrevocable and no change can be made. The employee may not begin a one-life annuity after he or she attains age 90, nor may the employee begin a two-life annuity after the employee or the second annuitant attains age 90.

     If the plan administrator for the employer plan or his or her designee notifies us that distribution from an employee’s accumulation must begin under the minimum distribution rules of federal tax law, we will begin distributions satisfying such requirements.

The following are the available annuity income options:
    One-life annuity. A payment will be made to the employee each month for as long as he or she lives. A guaranteed period of 10 or 20 years may be included. If no guaranteed period is included, all payments will cease at his or her death. If a guaranteed period is included and the employee dies before the end of that period, payments will continue until the end of that period and then cease, as explained in section 41.

    Two-life annuity. A payment will be made to the employee each month for as long as he or she lives. After the employee’s death, a payment will be made each month to the second annuitant, for as long as such second annuitant lives. The choice of second annuitant may not be changed after payments to the employee have begun. A guaranteed period of 10 or 20 years may be included. If no guaranteed period is included, all payments will cease after both the employee and the second annuitant have died. The following forms of two-life annuity are available.

      Full benefit to survivor. At the death of either the employee or the second annuitant, the full amount of the monthly payments that would have been paid if they both had lived will continue to be paid to the survivor. If a guaranteed period is included and the employee and the second annuitant both die before the end of the period chosen,

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      the full amount of the monthly payments that would have been paid if both had lived will continue to be paid until the end of that period and then cease, as explained in section 41.

      Two-thirds benefit to survivor. At the death of either the employee or the second annuitant, two-thirds of the monthly payments that would have been paid if they both had lived will continue to be paid to the survivor. If a guaranteed period is included and the employee and the second annuitant both die before the end of the period chosen, two-thirds of the monthly payments that would have been paid if they both had lived will continue to be paid until the end of that period and then cease, as explained in section 41.

      Half benefit to second annuitant. The full monthly payments will continue to be paid as long as the employee lives. After the employee’s death, if the second annuitant survives the employee, one-half of the monthly payments that would have been paid if the employee had lived will continue to be paid to the second annuitant. If a guaranteed period is included and the employee and the second annuitant both die before the end of the period chosen, one-half of the monthly payments that would have been paid if the employee had lived will continue to be paid until the end of that period and then cease, as explained in section 41.

    Other available income option(s):

    Interest payments option. The value of the Traditional Annuity accumulation placed under this option must be at least $10,000. This option may only be elected by an employee when the date on which the employee must begin receiving distributions in accordance with the requirements of federal tax law is at least one year in the future and the employee is at least age 55. The amount of payment under this option will be based on the interest rates that TIAA would otherwise credit to the employee’s Traditional Annuity accumulation. A payment will be made to an employee each month until the employee dies or converts to another income option or until such time that the accumulation under this option is otherwise disbursed under the terms of the contract. An employee may not convert to a one-life annuity after he or she attains age 90, nor may an employee convert to a two-life annuity after that employee or that employee’s second annuitant attains age 90.

         Any subsequent elections or transactions available under the contract, attributable to the employee’s Traditional Annuity accumulation, will correspondingly reduce the amount of that employee’s Traditional Annuity accumulation providing for interest payments under this option, in accordance with procedures established by TIAA.

41.
Post-mortem payments during a guaranteed period. Any periodic payments or other amounts remaining due after the death of the employee and the death of the second annuitant, if any, during a guaranteed period will be paid to the payee named to receive them. The payee designated to receive these payments is named at the time the income option is chosen.

     A payee may choose to receive in one sum the commuted value of any remaining periodic payments that do not involve life contingencies, unless the contractholder directs us otherwise. If no payee was named to receive these payments, or if no one so named is then living, we will pay the remaining payments due or the commuted value of the remaining periodic payments in one

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TIAA Retirement Choice Annuity Contract

sum to the estate of the employee, or to the estate of the last survivor of the employee and the second annuitant if a two-life annuity has been chosen.

     If a payee receiving payments during a guaranteed period dies while payments remain due, the commuted value of any remaining payments due to that person will be paid to any other surviving payee that had been named to receive them. If no payee so named is then living, the commuted value will be paid to the estate of the last payee who was receiving these benefit payments.

42.	The amount of the income benefit payable to an employee will be determined as of the effective date for that income option, on the basis of:

A)	the income option chosen;

B)	if a one-life annuity is chosen, the employee’s age;

C)	if a two-life annuity is chosen, the employee’s age and the second annuitant’s age;

D)	the amount of the employee’s Traditional Annuity accumulation applied to provide the income benefit; and

E)	the rate schedule or schedules under which any premiums and internal transfers were applied to the Traditional Annuity accumulation on behalf of that employee.

If the income benefit payable to the employee would be less than $100 a month, TIAA will have the right to change to quarterly, semi-annual or annual payments, whichever will result in payments of $100 or more and the shortest interval between payments. If different rate schedules apply to different parts of an employee’s Traditional Annuity accumulation, the portion applied to provide the income benefit chosen will be allocated among the parts on a pro-rata basis in accordance with procedures established by TIAA.

43.
Death benefit payment methods are the ways in which a beneficiary may receive the death benefit. The single-sum payment method is available from all or any part of an employee’s accumulation. The other methods are available from the employee’s Traditional Annuity accumulation only. All or any part of the employee’s Real Estate Account accumulation may be transferred to the employee’s Traditional Annuity accumulation to provide benefits under the other payment methods.

      The choice of method may be made any time before the date the death benefit payment is paid or begins. The choice may be changed any time before payments begin, but once they have begun, no change can be made. If the amount of the death benefit due to any one beneficiary is less than $5,000, TIAA may change the method of payment for the portion of the death benefit payable to that beneficiary to the single-sum payment method. A beneficiary may not begin to receive the death benefit under the one-life annuity method after he or she attains age 90.

     If the plan administrator for the employer plan or his or her designee notifies us that distribution from an employee’s accumulation must begin under the minimum distribution rules of federal tax law, we will begin distributions satisfying such requirements.

    The following are the available methods:

    Single-sum payment. The death benefit will be paid to the beneficiary in one sum.

    One-life annuity. A payment will be made to the beneficiary each month for life. A guaranteed period of 10 or 20 years may be included. If a guaranteed period isn’t included,

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    all payments will cease at the death of the beneficiary. If a guaranteed period is included and the beneficiary dies before the end of that period, monthly payments will continue until the end of that period and then cease, as explained in section 45.
44.	The amount of death benefit payments under a one-life annuity will be determined as of the date payments are to begin by:

A)	the amount of the employee’s Traditional Annuity accumulation applied to the one- life annuity;

B)	the rate schedule or schedules under which any premiums and internal transfers were applied to the Traditional Annuity accumulation on behalf of that employee; and

C)	the age of the beneficiary.

If any method chosen would result in payments of less than $100 a month, TIAA will have the right to require a change in choice that will result in payments of at least $100 a month. If different rate schedules apply to different parts of an employee’s Traditional Annuity accumulation, the portion applied to provide the death benefit payment method chosen will be allocated among the parts on a pro-rata basis in accordance with procedures established by TIAA.

45.
Payments after the death of a beneficiary. Any periodic payments or other amounts remaining due after the death of a beneficiary during a guaranteed period will be paid to the payee named to receive them. The commuted value of these payments may be paid in one sum unless the contractholder directs us otherwise. The payee designated to receive these payments is named at the time the payment method is chosen.

If no payee was named to receive these payments, or if no one so named is living at the death of the beneficiary, the commuted value will be paid in one sum to the beneficiary’s estate.

     If a payee receiving these payments dies before the end of the guaranteed period, the commuted value of any payments still due that person will be paid to any other payee named to receive it. If no one has been so named, the commuted value will be paid to the estate of the last payee who was receiving these payments.

46.
Amount and effective date of a plan benefit payment. If an employee has a severance from employment with the employer, we may distribute all of that employee’s accumulation as a plan benefit payment in accordance with the terms of the employer plan and subject to the restrictions on mandatory distributions under the IRC.

     A plan benefit payment will be effective as of the end of the business day in which we receive the contractholder’s written request for the plan benefit payment. The contractholder may defer the effective date of the plan benefit payment until any business day following the date on which we receive the request. TIAA will determine all values as of the end of the effective date. A plan benefit payment may not be revoked after its effective date. TIAA may defer the payment of a Traditional Annuity plan benefit payment for up to six months.

47.
Amount and effective date of a forfeiture reallocation payment. If an employee has a severance from employment with the employer and the employee has failed to satisfy the vesting requirements of the plan, we may reapply all or part of that employee’s accumulation as a forfeiture reallocation payment in accordance with the terms of the employer plan. Such reallocation payments will serve to offset the employer’s obligation to make contributions on

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behalf of other employees under the plan and will be treated under the terms of the contract as premiums newly allocated to such employees’ accumulations to which they are subsequently applied.

     A forfeiture reallocation payment will be effective as of the end of the business day in which we receive the contractholder’s written request for the forfeiture reallocation payment. The contractholder may defer the effective date of the forfeiture reallocation payment until any business day following the date on which we receive the request. TIAA will determine all values as of the end of the effective date. A forfeiture reallocation payment reduces the accumulation from which it is paid by the amount paid. If different rate schedules apply to different parts of an employee’s Traditional Annuity accumulation, such reduction will be allocated among the parts on a pro-rata basis in accordance with procedures established by TIAA. A forfeiture reallocation payment may not be revoked after its effective date.

48.
Availability of the lump-sum benefit. The contractholder may permit an employee to withdraw all of his or her accumulation, or any part thereof not less than $1,000 as a lump-sum benefit. Lump-sum benefits from an employee’s Traditional Annuity accumulation can only be made within 120 days after:

A)	the date an employee terminates employment or, if later;

B)	the specific date stipulated in the employer plan.

     After the 120-day period expires the election of a lump-sum benefit from an employee’s Traditional Annuity accumulation will never again be available. Lump-sum benefits paid from the Traditional Annuity accumulation will be reduced by any surrender charge in accordance with the applicable rate schedule or schedules.

     TIAA reserves the right to limit lump-sum benefits from each of an employee’s Traditional Annuity accumulation and an employee’s Real Estate Account accumulation to not more than one in a calendar quarter.

An employee may not elect a lump-sum benefit before the earliest date permitted under the employer plan. For both the Traditional Annuity and the Real Estate Account, the availability of a lump-sum benefit may be limited by the employer plan.

49.
Effective date of a lump-sum benefit. Any choice of lump-sum benefit must be made by written notice to TIAA as explained in section 65. A lump-sum benefit will be effective as of the business day on which we receive, in a form acceptable to TIAA:

A)	an employee’s request for a lump-sum benefit; and

B)
verification from the employer of the employee’s eligibility for a lump-sum benefit, and certification of termination of employment if the lump-sum benefit is requested from the Traditional Annuity accumulation.

     An employee may choose to defer the effective date of the lump-sum benefit until any business day following the date on which we receive the above requirements. In no event, however, can a lump-sum benefit from the Traditional Annuity accumulation be effective before the date that the employee terminates employment or after the 120 day period described in section 48.

     TIAA will determine all values as of the end of the effective date. An employee can’t revoke a request for a lump-sum benefit after its effective date.

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TIAA may defer the payment of a Traditional Annuity lump-sum benefit for up to six months.

50.
Amount of a lump-sum benefit. If an employee chooses a lump-sum benefit from his or her Traditional Annuity accumulation, when such lump-sum is available as described above, we will pay the portion of the employee’s Traditional Annuity accumulation chosen, less any surrender charge in accordance with the applicable rate schedule or schedules. If an employee chooses a lump-sum benefit from the employee’s Real Estate Account accumulation, we will pay the portion of the employee’s Real Estate Account accumulation chosen. Payment of a lump-sum benefit reduces the accumulation from which it is paid by the amount chosen, including any surrender charge. Lump-sum benefits from the Traditional Annuity accumulation will be paid first from any amounts remaining to be transferred under a Transfer Payout Annuity, then from any amounts under the interest payments option, if necessary, and then from the balance of the employee’s Traditional Annuity accumulation, if necessary. If different rate schedules apply to different parts of an employee’s Traditional Annuity accumulation, the portion applied to provide the lump-sum benefit will be allocated among the parts on a pro-rata basis in accordance with procedures established by TIAA.

51.
Amount and effective date of contractholder payments from the Traditional Annuity. Contractholder payments from the Traditional Annuity accumulation are a series of payments made for the purpose of paying out the contract’s entire Traditional Annuity accumulation. Such contractholder payments will be made monthly over an 84-month period. The amount of each payment will be equal to the total remaining Traditional Annuity accumulation divided by the number of remaining payments. Each contractholder payment will be reduced by any surrender charge in accordance with the applicable rate schedule or schedules.

     The first contractholder payment will be effective as of the end of the business day that is 30 days after the business day we receive the contractholder’s written request to begin contractholder payments from the Traditional Annuity accumulation. TIAA will determine all values as of the end of the effective date. The request for contractholder payments may not be revoked after the effective date of the first payment. Each contractholder payment reduces each employee’s Traditional Annuity accumulation. The reduction, including any applicable surrender charge, will be allocated among the employees’ Traditional Annuity accumulations on a pro-rata basis. If different rate schedules apply to different parts of an employee’s Traditional Annuity accumulation, the reduction to that employee’s accumulation will be on a pro-rata basis among the parts in accordance with procedures established by TIAA.

As of the effective date of contractholder payments from the Traditional Annuity acccumulation, no further premiums or internal transfers will be accepted into the Traditional Annuity accumulation.

52.
Amount and effective date of a contractholder payment from the Real Estate Account. A contractholder payment from the Real Estate Account accumulation is a lump-sum payment of the contract’s entire Real Estate Account accumulation. A lump-sum contractholder payment from the Real Estate Account accumulation will be effective as of the end of the business day in which we receive the contractholder’s written request for a contractholder payment from the Real Estate Account accumulation. However, TIAA reserves the right to defer the effective date of payment, for some or all of the amount to be paid, for up to 180 days if the total amount to be paid exceeds $10 million. TIAA will determine all values as of the end of the effective date. The request for a contractholder payment from the Real Estate Account accumulation may not be

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TIAA Retirement Choice Annuity Contract

revoked after the effective date of the first payment. A contractholder payment reduces each employee’s Real Estate Account accumulation. The reduction will be allocated among the employees’ Real Estate Account accumulations on a pro-rata basis.

     As of the effective date of contractholder payments from the Real Estate Account accumulation, no further premiums or internal transfers will be accepted into the Real Estate Account accumulation.

PART F: TRANSFERS

53.
Internal transfers from the Real Estate Account. The contractholder may permit an employee to transfer all of his or her Real Estate Account accumulation, or any part thereof not less than $1,000, to that employee’s TIAA Traditional Annuity accumulation or to that employee’s CREF accounts under a companion CREF contract, if any. Any internal transfer to CREF is subject to the terms of the companion CREF contract and CREF’s Rules of the Fund. TIAA reserves the right to limit internal transfers from an employee’s Real Estate Account accumulation to not more than one in a calendar quarter. TIAA reserves the right to stop accepting internal transfers to the Traditional Annuity at any time. The employer plan may limit the employee’s right to transfer to the Traditional Annuity and/or to a CREF account.

54.
Transfers from the Traditional Annuity. The contractholder may permit an employee to apply all of his or her Traditional Annuity accumulation not previously applied to an income option, or any part thereof not less than $10,000, to a Transfer Payout Annuity (TPA) to provide:

A)	internal transfers to the companion CREF contract, if any;

B)	internal transfers to the Real Estate Account;

C)	cash withdrawals; or

D)	payments to another funding vehicle as permitted under the employer plan and under federal tax law.

If different rate schedules apply to different parts of an employee’s Traditional Annuity accumulation, the portion applied to the TPA will be allocated among the parts on a pro-rata basis in accordance with procedures established by TIAA.

      TPA payments will be made monthly over an 84-month period. The amount of each TPA payment will be equal to the total remaining amount to be transferred divided by the number of remaining TPA payments.

     After TPA payments have commenced, an employee may elect to have the amount remaining to be transferred, converted to a one-life annuity or two-life annuity as described in section 40, but may not convert such amount to an interest payments option. The amount of income benefit provided by such a conversion will be in accordance with section 42. While TPA payments are being made, an employee may elect to change the destination for future TPA payments in accordance with A) through D) above.

     If an employee dies or converts to a one or two-life annuity before all TPA payments have been made, or if the amount remaining to be transferred is otherwise disbursed under the terms of the contract, the TPA will be cancelled and no future TPA payments will be made.

     If TPA payments are being made to provide internal transfers to a companion CREF contract, if any, or to the Real Estate Account and the contractholder requests a contractholder

IGRS-01-84	Page 15

TIAA Retirement Choice Annuity Contract

payment from the CREF account to which the employee is transferring or from the Real Estate Account, the TPA to that account will be stopped and the TPA will be redirected in accordance with the terms of the employer plan.

     An employee’s request for a TPA must be made by written notice to TIAA as described in section 65. Each TPA payment to CREF is subject to the terms of the companion CREF contract and CREF’s Rules of the Fund. The employer plan may limit an employee’s right to transfer to the Real Estate Account, or to transfer out of this contract. TIAA reserves the right to stop accepting TPA payments to the Real Estate Account at any time.

55.
Internal transfers from CREF. The contractholder may permit an employee to transfer from his or her accumulation in a companion CREF contract, if any, to this contract. Any internal transfer from CREF is subject to the terms of the companion CREF contract and CREF’s Rules of the Fund. The employer plan may limit an employee’s right to transfer to the Traditional Annuity and/or to the Real Estate Account. TIAA reserves the right to stop accepting internal transfers to the Traditional Annuity and/or internal transfers to the Real Estate Account at any time.

56.
Effective date of transfers. An internal transfer from the Real Estate Account will be effective as of the end of the business day in which we receive an employee’s written request for an internal transfer. For TPAs, the first TPA payment will be effective as of the end of the business day in which we receive the written request to begin the TPA payment stream. An employee may defer the effective date of the internal transfer from the Real Estate Account or the date of the first TPA payment until any business day following the date on which we receive the written request. TIAA will determine all values as of the end of the effective date. An employee can’t revoke a request for an internal transfer after its effective date. The election to begin TPA payments cannot be revoked after the effective date of the first TPA payment. Any subsequent elections or transactions available under the contract, attributable to the employee’s Traditional Annuity accumulation, will correspondingly reduce the remaining amount of that employee’s Traditional Annuity accumulation to be transferred under the TPA, in accordance with procedures established by TIAA.

57.
Crediting internal transfers. Internal transfers to an employee’s Traditional Annuity accumulation are credited to the Traditional Annuity as of the end of the effective date of the internal transfer and begin participation in the Traditional Annuity as of the following day. Internal transfers to an employee’s Real Estate Account accumulation purchase accumulation units as of the end of the effective date of the internal transfer.

PART G: GENERAL PROVISIONS

58.
Employer plan fee withdrawals. The contractholder may, in accordance with the terms of the employer plan, and with TIAA’s approval, instruct TIAA to withdraw amounts from the contract’s accumulation, to pay fees associated with the administration of the plan.

TIAA reserves the right to suspend or reinstate its approval for a plan to make such withdrawals from your contract.

The amount and the effective date of an employer plan fee withdrawal will be in accordance with the terms of the employer plan. TIAA will determine all values as of the end of

IGRS-01-84	Page 16

TIAA Retirement Choice Annuity Contract

the effective date. An employer plan fee withdrawal cannot be revoked after it has been withdrawn.

An employer plan fee withdrawal reduces the accumulation from which it is paid by the amount withdrawn.

No surrender charge applies to employer plan fee withdrawals.

     If a portion of an employer plan fee withdrawal is payable from an employee’s Traditional Annuity accumulation and different rate schedules apply to different parts of the employee’s accumulation, the portion applied to provide the withdrawal will be allocated among the parts on a pro-rata basis in accordance with procedures established by TIAA.

59.
Insulation of the separate account. TIAA owns the assets in separate account VA-2. To the extent permitted by law, the assets of the separate account will not be charged with liabilities arising out of any other business TIAA may conduct. All income, investment gains and investment losses of the separate account, whether or not realized, will be credited to or charged against only that account without regard to TIAA’s other income, gains or losses.

60.
Deletion of the Real Estate Account. TIAA may delete the Real Estate Account. If the Real Estate Account is deleted and was, at any time, available under the terms of the employer plan, then a companion CREF contract will be issued to you at the time of the deletion, if one had not been previously issued to you. If accumulation units are owned under the contract in the Real Estate Account and it is deleted, the units must be transferred to the Traditional Annuity accumulation or to the companion CREF contract. If the contractholder does not tell us where to transfer the accumulation units, we will transfer them in accordance with the terms of the employer plan.

61.	Report of accumulation. At least once each year, we will provide the contractholder with a report for this contract. It will show the value of the accumulation.

62.
Ownership. The contractholder owns this contract. The contractholder may, to the extent permitted by law, exercise every right that is granted to the contractholder without the consent of any other person unless the right has been given to such other person and authorized by the contractholder as described in section 65.

63.	No loans. This contract does not provide for loans.

64.	No assignment or transfer. Neither you nor any other person may assign, pledge, or transfer ownership of this contract or any benefits under its terms. Any such action will be void and of no effect.

65.
Procedure for elections and changes and requests for benefits. Written notice must be provided to TIAA identifying each person that becomes eligible for benefit payments. The notice will include the amount, type of payment, and the date such payment is to be made. For income benefits, such notice will include the effective date of the income option on which payments are to begin, the income option chosen, the age of the employee, and the name of the payee, if any. If two-life annuity is chosen as a payment option, the notice will also include the name and age of the second annuitant. For death benefit payments, such notice will include proof of the employee’s death, the death benefit payment method chosen, the name of the payee, if any, and if the method chosen provides a lifetime income, the age of the beneficiary. The notice will also indicate whether the benefit is to be paid from the employee’s Traditional Annuity accumulation

IGRS-01-84	Page 17

TIAA Retirement Choice Annuity Contract

or the employee’s Real Estate Account accumulation. Upon receipt of proof of an employee’s death, we will divide that employee’s accumulation into as many portions as there are validly designated beneficiaries for that employee’s accumulation. If different rate schedules apply to different parts of that employee’s Traditional Annuity accumulation, the resulting portions will be allocated among the parts on a pro-rata basis in accordance with procedures established by TIAA. Each validly designated beneficiary will then have the right to make elections available under this contract in connection with his or her portion of such employee’s accumulation.

     The right of an employee (or the employee’s beneficiaries, after the employee’s death) to make choices and elections available under the contract, with respect to that employee’s accumulation under the contract, are subject to the authorization of the contractholder. Such rights include but are not limited to the right to allocate premiums, name a second annuitant, designate beneficiaries and payees, elect lump-sum benefits, make transfers, and choose forms of benefit payment. The contractholder may revoke or modify any such authorization.

     To be valid, any choices or elections available under the contract, any authorization by the contractholder, or revocations or modifications of such authorization, must be made in a form acceptable to TIAA at our home office in New York, NY, or at another location that we designate. Valid instructions will take effect as of the date TIAA receives the instructions. TIAA will only accept as valid, instructions received from the party entitled to issue the instruction, as determined by our records. If TIAA takes any action in good faith before receiving a valid instruction, we will not be subject to liability even if our acts were contrary to such instruction. All benefits are payable at our home office or at another location that we designate.

     For purposes of determining the effective dates of any transactions and premium receipts, transaction requests and premiums will only be deemed to have been received when they are received by TIAA, or its appropriately designated agent, in good order, in accordance with procedures established by TIAA or as required by law. TIAA reserves the right to limit the number of transactions that may be made effective on a single business day.

66.
Payment to an estate, trustee, etc. Upon the death of an employee, TIAA reserves the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity that isn’t a natural person. TIAA won’t be responsible for the acts or neglects of any executor, trustee, guardian, or other third party receiving payments under this contract. If a trustee of a trust is designated as beneficiary, TIAA is not obliged to inquire into the terms of the underlying trust or any will.

If death benefits become payable to the designated trustee of a testamentary trust, but:

A)	no qualified trustee makes claim for the benefits within nine months after the death of the employee; or

B)	evidence satisfactory to TIAA is presented at any time within such nine-month period that no trustee can qualify to receive the benefits due,

payment will be made to the successor beneficiaries, if any are designated and survive the employee; otherwise payment will be made to the executors or administrators of the employee’s estate.

     If benefits become payable to an inter-vivos trustee (the person appointed to execute a trust created during an individual’s lifetime), but the trust is not in effect or there is no qualified trustee, payment will be made to the successor beneficiaries, if any are designated and survive the employee; otherwise payment will be made to the executors or administrators of the employee’s estate.

IGRS-01-84	Page 18

TIAA Retirement Choice Annuity Contract

Payment to any trustee, successor beneficiary, executor, or administrator, as provided for above, shall fully satisfy TIAA’s payment obligations under the contract to the extent of such payment.

67.
Service of process upon TIAA. We will accept service of process in any action or suit against us on this contract in any court of competent jurisdiction in the United States provided such process is properly made. We will also accept such process sent to us by registered mail if the plaintiff is a resident of the jurisdiction in which the action or suit is brought. This section does not waive any of our rights, including the right to remove such action or suit to another court.

68.
Benefits based on incorrect data. If the amount of benefits is determined by data as to a person’s age or sex that is incorrect, the benefits payable will be such as the premium paid would have purchased based on the correct data. Any amounts underpaid by TIAA on the basis of the incorrect data will be paid at the time the correction is made. Any amounts overpaid by TIAA on the basis of the incorrect data will be charged against the payments due after the correction is made. Any amounts so paid or charged will include compound interest at the effective annual rate of 6% per year.

69.
Proof of survival. TIAA reserves the right to require satisfactory proof that anyone named to receive benefits under the terms of the contract is alive on the date any benefit payment is due. If this proof is not received after it has been requested in writing, TIAA will have the right to make reduced payments or to withhold payments entirely until such proof is received. If under a two- life annuity TIAA has overpaid benefits because of a death of which we were not notified, subsequent payments will be reduced or withheld until the amount of the overpayment, plus compound interest at the effective annual rate of 6% per year, has been recovered.

70.	Protection against claims of creditors. The benefits and rights accruing under the contract are exempt from the claims of creditors or legal process to the fullest extent permitted by law.

71.
Compliance with laws and regulations. TIAA will administer the contract to comply with the restrictions of all laws and regulations pertaining to the terms and conditions of the contract. No benefit may be elected and no right may be exercised under the contract if the election of that benefit or exercise of that right is prohibited under an applicable state or federal law or regulation.

     The choice of income option and effective date thereof, beneficiary or second annuitant, death benefit payment method and effective date, the availability of transfers and lump-sum benefits, and the rights of spouses to benefits, are all subject to the applicable restrictions, distribution requirements and incidental benefit requirements of ERISA and the IRC and any rulings and regulations issued under ERISA and the IRC.

72.	Correspondence. If you have any questions about the contract, or inquiries about our service, or if you need help to resolve a problem, you can contact us at the address or phone number below.

TIAA
[730 Third Avenue
New York, NY 10017-3206
Telephone: 800 842-2733]

IGRS-01-84	Page 19

TIAA Retirement Choice Annuity Contract

73.	Change of rate schedule. We may, at any time and from time to time, substitute a new rate schedule for the one currently effective in your contract. A new rate schedule will apply only to benefits arising from any premiums and internal transfers applied to the Traditional Annuity while such rate schedule is in effect. Any change in the rate schedule will not affect the amount of benefits purchased prior to the change by any premiums and internal transfers applied to the Traditional Annuity. A change in the rate schedule will be made only after we have given you three months’ written notice of the change. Any new rate schedule will specify:

A)	the charges for expenses and contingencies;

B)	the interest rates and the mortality bases used for determining benefits arising from amounts applied to the Traditional Annuity;

C)	any applicable surrender charges on lump-sum benefits arising from amounts applied to the Traditional Annuity; and

D)	any applicable surrender charges on contractholder payments arising from amounts applied to the Traditional Annuity.

IGRS-01-84	Page 20

Teachers Insurance and Annuity Association of America
TIAA Retirement Choice Annuity Contract

RATE SCHEDULE
  Rate schedule. The benefits bought by any premiums and internal transfers applied to the Traditional Annuity while this rate schedule is in effect will be computed on this basis:
(1)	no deduction for expenses or contingencies, except for any premium taxes incurred by TIAA for the contract and except for any employer plan fee withdrawals in accordance with the terms of the employer plan;

(2)	interest as follows:

[The minimum effective annual interest rate to be credited to premiums and internal transfers applied to the Traditional Annuity will be set based on the calendar year in which the premium or internal transfer is applied to the Traditional Annuity. In setting such rates, the amounts applied in each calendar year will be tracked separately. For each such calendar year, an initial rate will be set equal to the CMT for that year (as defined below) less 0.0125, rounded to the nearest 0.0005, provided however that the resulting minimum rate will not be less than 1% nor greater than 3%. Such initial rate will apply for ten calendar years, after which it will be reset to the initial rate then being established for amounts applied in the calendar year immediately following the end of such ten calendar-year period. If this rate schedule is no longer in effect on such scheduled reset date, the reset rate will be the initial rate that would have been established had this rate schedule continued to be in effect. Any resulting reset rate will be subject to the same reset procedure every ten calendar years.]

The minimum interest rate so determined will be credited on amounts applied to the Traditional Annuity accumulation from the end of the day on which such amount is credited to the date such amount is deducted from the Traditional Annuity accumulation, in accordance with section 31.

We may make future changes to the choice of calendar month for which the average five-year Constant Maturity Treasury Rate will be used to set the CMT. Any such change will be effected only after obtaining any approvals required by the insurance regulatory authority of the jurisdiction shown on page 1, and will also be made to all other contracts written on this form and delivered in that jurisdiction. Any such change will be made only after we have given you three months’ written notice.

(3)	for one-life annuities and two-life annuities, annuity payments based on interest at the effective annual rate of 2% after the date that payments begin, and mortality according to the Annuity 2000 Mortality Table (TIAA Merged Gender Mod A), with ages set back three months for each completed year between December 31, 2000 and the date that annuity payments begin.
  A surrender charge of 2.5% will be deducted from any lump-sum benefit from the Traditional Annuity accumulation arising from amounts applied to the Traditional Annuity while this rate schedule is in effect.

  A surrender charge of 2.5% will be deducted from any contractholder payment from the Traditional Annuity accumulation arising from amounts applied to the Traditional Annuity while this rate schedule is in effect.

  These above guarantees (as illustrated in the accompanying chart) cease to apply to any Traditional Annuity accumulations that are transferred to the Real Estate Account or to the companion CREF contract, if any.

IGRS-01-84-RS	Page RS1

Teachers Insurance and Annuity Association of America
TIAA Retirement Choice Annuity Contract

  Betterment of rates. When an employee or an employee’s beneficiary begin benefits under a one-life or two-life annuity, we will compute any benefits provided by the portion of the Traditional Annuity accumulation resulting from amounts applied to the Traditional Annuity while this rate schedule is in effect on the basis stated above, or, if it produces a larger guaranteed benefit, on the basis then in use for any single premium immediate annuities offered by TIAA to contracts of the same class as this contract.

Guaranteed Annual Amount of Income Benefits from the Traditional Annuity under the One-life
Annuity with 10-Year Guaranteed Period option
Provided by $10,000 from Employee’s Accumulation
(assuming a premium tax rate of 0%)

One-twelfth of the amount shown is payable each month

Adjusted	Annual	Adjusted	Annual	Adjusted	Annual
Age When	Amount of	Age When	Amount of	Age When	Amount of
Payments	Monthly	Payments	Monthly	Payments	Monthly
Begin	Benefit	Begin	Benefit	Begin	Benefit
	Payments		Payments		Payments

40	$309.20	57	$390.38	74	$568.43
41	$312.54	58	$397.25	75	$584.44
42	$316.02	59	$404.44	76	$601.22
43	$319.65	60	$411.96	77	$618.78
44	$323.43	61	$419.85	78	$637.13
45	$327.38	62	$428.13	79	$656.25
46	$331.50	63	$436.82	80	$676.14
47	$335.79	64	$445.95	81	$696.74
48	$340.27	65	$455.55	82	$718.03
49	$344.94	66	$465.65	83	$739.91
50	$349.82	67	$476.29	84	$762.31
51	$354.90	68	$487.50	85	$785.11
52	$360.20	69	$499.31	86	$808.15
53	$365.73	70	$511.75	87	$831.28
54	$371.50	71	$524.86	88	$854.30
55	$377.52	72	$538.66	89	$877.00
56	$383.81	73	$553.18	90	$899.17

The yearly payments shown above are those that result from the application of an accumulation of $10,000 (assuming a premium tax rate of 0%) in the Traditional Annuity to the specified income option when the employee has attained an adjusted age as shown, but has not passed the date on which that adjusted age was attained by as much as one month.

     The employee’s adjusted age equals the employee’s actual age minus three months for each completed year between December 31, 2000 and the date that payments begin. All ages used in computing benefits are calculated in completed years and months. Payments beginning at ages other than those shown, and under other income options, are computed on the basis stated in the rate schedule. For accumulations other than $10,000, payments will be proportionate.

IGRS-01-84-RS	Page RS2

Teachers Insurance and Annuity Association of America
TIAA Retirement Choice Annuity Contract

  Rates applicable to transfers from the Real Estate Account to begin income from the Traditional Annuity. The following applies to Real Estate Account accumulations attributable to any premiums and internal transfers applied to the Real Estate Account while this rate schedule is in effect and for as long as such amounts remain in the Real Estate Account accumulation:

  If an employee transfers accumulations from the Real Estate Account to the Traditional Annuity to purchase a one-life or two-life annuity, with benefits beginning immediately, the resulting guaranteed benefit from the Traditional Annuity will be determined on whichever of these bases produces the largest guaranteed payments:

A)	(1)	interest at the effective annual rate of 1.5%; and

	(2)	mortality according to the Annuity 2000 mortality table (TIAA Merged Gender Mod A), with ages set back one year for each completed year between January 1, 2004 and the effective date of the internal transfer.

B)	the basis otherwise applicable to internal transfers to the Traditional Annuity under the rate schedule in effect on the effective date of the transfer; or

C)	the interest rate, mortality table, and charge for contingencies and expenses in use for any individual single premium immediate annuities being offered by TIAA, to the same class of contracts, when the payments start.

IGRS-01-84-RS	Page RS3

Teachers Insurance and Annuity Association of America
TIAA Retirement Choice Annuity Contract

Group Flexible Premium Deferred Annuity
Fixed and Variable Accumulations
Nonparticipating

IGRS-01-84-RS	Page RS4

Teachers Insurance and Annuity Association of America
730 Third Avenue, New York, N.Y. 10017-3206
Telephone: [800-842-2733]

Retirement Choice Plus Annuity Contract

Contractholder:	[ABC Institution]
Contract Number:	[T-xxxxx]
Companion CREF Contract Number:	[C-xxxxx/NONE]
Date of Issue:	[01 01 2005]

This contract is delivered in [the State of state] and is subject to the laws and regulations therein.

This is a contract between you, the contractholder, and us, Teachers Insurance and Annuity Association of America (TIAA). This page refers briefly to some of the features of this contract. The next pages set forth in detail the rights and obligations of both TIAA and the contractholder under the contract. PLEASE READ THIS CONTRACT. IT IS IMPORTANT.

GENERAL DESCRIPTION

The contractholder remits all premiums for this contract. Premiums are allocated between the Traditional Annuity and the Real Estate Account.

Traditional Annuity. Each premium allocated to the Traditional Annuity under this contract buys a guaranteed minimum amount of benefit payments, based on the rate schedule in effect at the time the premium is credited. Traditional Annuity accumulations will be credited with a guaranteed interest rate, and may also be credited with additional amounts declared by TIAA.

Real Estate Account. Each premium allocated to the Real Estate Account under this contract buys a number of accumulation units. Real Estate Account accumulations are not guaranteed, and may increase or decrease depending on investment results. The Real Estate Account separate account charge is guaranteed not to exceed 2.50% per year of net assets.

This contract cannot be assigned and it does not provide for loans.

If you have any questions about the contract or
need help to resolve a problem, you can contact
us at the address or phone number above.

E. Laverne Jones	Herbert M. Allison, Jr.
Vice President and	Chairman, President and
Corporate Secretary	Chief Executive Officer

Group Flexible Premium Deferred Annuity
Fixed and Variable Accumulations
Nonparticipating

INDEX ON NEXT PAGE
IGRSP-01-5	Page 1

TIAA Retirement Choice Plus Annuity Contract

INDEX OF PROVISIONS

	Section		Section

Accumulation		Income Benefit
- Definition	1	- Amount	41
- Employee’s	7	- Options	39
- Employee’s Real Estate Account	34	- Post-mortem Payments	40
- Employee’s Traditional Annuity	30	Internal Transfers
- Real Estate Account	33	- Amount	52
- Report of	58	- Availability	51
- Traditional Annuity	29	- Crediting	54
Accumulation Units		- Definition	13
- Definition	32	- Effective Date	53
- Number of	37	IRC	14
Additional Amounts	31	Laws and Regulations - Compliance with	68
Assignment -Void and of no effect	61	Loans – Not Available	60
Benefit Payment	38	Lump-sum Benefit
Benefits Based on Incorrect Data	65	- Amount and Effective Date	48
Business Day	3	- Availability	47
Claims of Creditors - Protection Against	67	Net Investment Factor	35
Commuted Value	4	Ownership	59
Companion CREF Contract	25	Payee	15
Contestability	24	Payment to an Estate, Trustee, etc	63
Contract	23	Plan Benefit Payment	45
Contractholder Payment		Premiums
- From the Real Estate Account	50	- Allocation of	27
- From the Traditional Annuity	49	- Payment of	26
Correspondence with us	69	- Taxes	28
Death Benefit		Proof of Survival	66
- Amount of Payments	43	Rate Schedule
- Beneficiary	2	- Change of	70
- Definition	5	- Definition	16
- Payment Methods	42	Real Estate Account
- Payments after Death of Beneficiary	44	- Deletion of	57
Elections and Changes - Procedure for	62	Second Annuitant	17
Employee	6	Separate Account
Employer Plan	8	- Charge	36
Employer Plan Fee Withdrawals	55	- Definition	18
- Definition	9	- Insulation of	56
ERISA	10	Service of Process upon TIAA	64
Forfeiture Reallocation Payment	46	Severance from Employment	19
Funding Vehicle	11	Surrender Charge	20
General Account	12	Traditional Annuity	21
		Valuation Day and Valuation Period	22

IGRSP-01-5	Page 2

TIAA Retirement Choice Plus Annuity Contract

PART A: TERMS USED IN THIS CONTRACT

1.	The contract’s accumulation is equal to the sum of all employees’ accumulations under the contract.

2.
A beneficiary is any person eligible to receive death benefit payments upon the death of an employee. If none of the beneficiaries named is alive at the time of the employee’s death, or if, at the employee’s death, no beneficiary had ever been named for that employee, then the death benefit will be paid to the person entitled to such benefits under the terms of the employer plan.

If the plan does not specify how to distribute such death benefits, the death benefit will be paid to the employee’s estate. If distributions to a named beneficiary are barred by operation of law, the death benefit due that beneficiary will be paid to the employee’s estate.

3.	A business day is any day that the New York Stock Exchange is open for trading. A business day ends at 4:00 P.M. Eastern time, or when trading closes on the New York Stock Exchange, if earlier.

4.
The commuted (discounted) value is a one-sum amount paid in lieu of a series of payments that are not contingent upon the survival of an employee or second annuitant. It is less than the total of those payments, because future interest, included when computing the series of payments, will not be earned if payment is to be made in one sum. The commuted value of future payments is therefore the sum of those payments less the interest from the date of commutation to the date each payment would have been made. The same interest rate or rates used in computing the benefit payments will be used to determine the commuted value.

5.	The death benefit for an employee is the current value of the employee’s accumulation.

6.	An employee is any employee entitled to benefits under the employer plan.

7.
An employee’s accumulation is the sum of the employee’s Traditional Annuity accumulation (as defined in section 30) and the employee’s Real Estate Account accumulation (as defined in section 34). Employee’s accumulations are maintained for the sole purpose of providing a record of amounts accumulated under the contract on behalf of individual employees. The contractholder owns all employees’ accumulations under the contract. Employees have no ownership rights to these accumulations.

8.
The employer plan is the retirement plan of the contractholder as amended from time to time, or any successor retirement plan. Employees’ and beneficiaries’ eligibility to receive benefits available under the contract and the conditions of such benefit payments will be determined by reference to the employer plan. The contractholder must notify TIAA of any changes to the terms of the employer plan. If TIAA takes any action in good faith before receiving such notice, we will not be subject to liability even if our acts were contrary to the terms of the employer plan as modified by such change.

9.	Employer plan fee withdrawals are amounts deducted from the contract’s accumulation in accordance with the terms of the employer plan to pay fees associated with the administration of the plan.

IGRSP-01-5	Page 3

TIAA Retirement Choice Plus Annuity Contract

10.	ERISA is the Employee Retirement Income Security Act of 1974, as amended.

11.	A funding vehicle is an annuity contract, custodial account, or trust designated to receive contributions under the employer plan.

12.	The general account consists of all of TIAA’s assets other than those in separate accounts.

13.
An internal transfer is the movement of accumulations between the employee’s Traditional Annuity accumulation and the employee’s Real Estate Account accumulation, or between this contract and a companion CREF contract, if any. The provisions concerning internal transfers are set forth in Part F.

14.
The IRC is the Internal Revenue Code of 1986, as amended. All references to any section of the IRC shall be deemed to refer not only to such section but also to any amendment thereof, any successor statutory provisions, and any regulations thereunder.

15.	The payee is a person named to receive any periodic payments or amounts due under an income option or death benefit payment method as explained in sections 40 and 44.

16.
The rate schedule sets forth the bases for computing the Traditional Annuity accumulation and any benefits and distributions arising from it. To the extent permitted by law, TIAA may change the rate schedule for amounts applied after the change, as explained in section 70.

17.
A second annuitant is the person named when an employee starts to receive income under a two-life annuity, to receive an income for life if he or she survives the employee. The second annuitant may be any person eligible under TIAA’s practices then in effect.

18.
Separate account. All premiums and internal transfers credited to the Real Estate Account become part of a separate account. The Real Estate Account is designated as “VA-2” and was established by TIAA in accordance with New York law to provide benefits under this contract and other contracts. The assets and liabilities of separate account VA-2 are segregated from the assets and liabilities of the general account, and from the assets and liabilities of any other TIAA separate account.

19.
A severance from employment occurs when an employee ceases to be employed by the employer that maintains the employer plan. In accordance with the provisions of the IRC and applicable regulations, a severance from employment will be deemed to occur even if the employee continues to perform the same job for a different employer that does not maintain the employer plan after a merger, acquisition, consolidation or other business transaction.

20.
A surrender charge will be assessed against any portion of the Traditional Annuity accumulation withdrawn or transferred to provide any lump-sum benefit or internal transfer as shown in the rate schedule. A surrender charge will also be assessed on each contractholder payment paid from the Traditional Annuity as shown in the rate schedule.

21.
The Traditional Annuity refers to the guaranteed annuity benefits under the contract. Each premium and internal transfer allocated to the Traditional Annuity under the contract buys a guaranteed minimum amount of income, based on the rate schedule in effect for the contract at the time the premium is paid.

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22.	A valuation day is any business day, as well as the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the Real Estate Account are principally traded. Valuation days that aren’t business days end at 4:00 p.m. Eastern Time. A valuation period is the time from the end of a valuation day to the end of the next valuation day.

PART B: CONTRACT AND PREMIUMS

23.
The contract. This document and any endorsements thereto, constitute the entire contract between TIAA and the contractholder, and the provisions therein alone will govern with respect to the rights and obligations of TIAA and the contractholder. The payment of premiums is the consideration for the contract.

     The contract may be amended by agreement of TIAA and the contractholder without the consent of any other person, provided that such change does not reduce any benefit purchased under the contract up to that time. Any endorsement or amendment of this contract, waiver of any of its provisions, or change in rate schedule will be valid only if in writing and signed by an executive officer of TIAA.

24.	Contestability. The contract is incontestable.

25.
Companion CREF contract. The College Retirement Equities Fund (CREF) is a companion organization to TIAA. A companion CREF Retirement Choice Plus Annuity contract may have been issued to you when you received this contract. The contract number for any such companion CREF contract is shown on page 1. If TIAA deletes the Real Estate Account and the Real Estate Account was, at any time, available under the terms of the employer plan, then a companion CREF Retirement Choice Plus Annuity contract will be issued, without application, as a funding vehicle for the employer plan, if such companion contract had not been previously issued.

26.
Premiums for this contract must be remitted under the terms of the employer plan. Premiums include any transfers, other than internal transfers, to this contract from other funding vehicles. Premiums may be stopped at any time without notice to TIAA and then resumed without payment of any past due premium or penalty of any kind.

     TIAA reserves the right to stop accepting premiums under the contract at any time. TIAA will not accept premiums paid on behalf of an employee after the employee’s death. Premiums will be credited to the contract as of the end of the business day in which they are received by TIAA, at the location that TIAA will designate by prior written notice, in good order and in accordance with procedures established by TIAA or as required by law.

27.
Allocation of premiums. Premiums may be allocated to either the Traditional Annuity or the Real Estate Account. Premiums allocated to the Traditional Annuity increase the Traditional Annuity accumulation. Premiums allocated to the Real Estate Account purchase accumulation units in the Real Estate Account. TIAA will allocate premiums according to the most recent valid instructions we have received from the contractholder in a form acceptable to TIAA. If no valid allocation instructions have been received, we will allocate premiums in accordance with the terms of the employer plan.

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TIAA may stop accepting premiums to the Traditional Annuity or the Real Estate Account at any time.

28.	Premium taxes. If premium taxes are incurred, they will be deducted from the contract accumulation, to the extent permitted by law.

PART C: TRADITIONAL ANNUITY ACCUMULATION

29.	The Traditional Annuity accumulation is the sum of all employees’ Traditional Annuity accumulations held under the contract.

30.
Employee’s Traditional Annuity accumulation. TIAA will maintain nominal Traditional Annuity accumulations on behalf of each employee in whose name amounts are credited to the Traditional Annuity under the contract. An employee’s Traditional Annuity accumulation is the amount so held under the contract for that employee. Any amounts added to or deducted from the Traditional Annuity accumulation under this contract will be attributed to individual employees’ Traditional Annuity accumulations in accordance with the instructions of the contractholder. The contractholder owns all employees’ Traditional Annuity accumulations under the contract. Employees have no ownership rights to these accumulations.

An employee’s Traditional Annuity accumulation is, with respect to amounts recorded and transactions made on behalf of that employee, the sum of:

A)	all premiums allocated to the Traditional Annuity; plus

B)	interest credited by TIAA at the guaranteed accumulation interest rate set forth in the rate schedule; plus

C)	any additional amounts credited to the Traditional Annuity by TIAA; plus

D)	any internal transfers to the Traditional Annuity; less

E)	any premium taxes incurred by TIAA for the Traditional Annuity; less

F)	any employer plan fee withdrawals and any minimum distribution payments paid from the Traditional Annuity; less

G)	any charges for expenses and contingencies deducted by TIAA as set forth in the rate schedule; less

H)	any amounts deducted to provide any form of Traditional Annuity benefit payments; less

I)	any internal transfers from the Traditional Annuity; less

J)	any contractholder payments paid from the Traditional Annuity; less

K)	any surrender charges assessed by TIAA as set forth in the rate schedule.

31.
Additional amounts. TIAA may credit additional amounts to the Traditional Annuity accumulation. TIAA does not guarantee that there will be additional amounts. TIAA will determine at least annually if additional amounts will be credited.

     Any additional amounts credited to the Traditional Annuity accumulation will buy benefits based on the rate schedule applicable to the premiums or internal transfers that gave rise to such additional amounts. Additional amounts may also be paid with any Traditional Annuity benefits payable.

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       Any additional amounts credited to the Traditional Annuity accumulation will be credited under a schedule of additional amount rates declared by TIAA. For a Traditional Annuity accumulation in force as of the effective date of such a schedule, the additional amount rates will not be modified for a period of twelve months following the schedule’s effective date. For any premiums and internal transfers applied to the Traditional Annuity during the twelve-month period described in the preceding sentence, TIAA may declare additional amounts at rates which remain in effect through the end of such twelve-month period. Thereafter, any additional amount rates declared for such premiums and internal transfers will remain in effect for periods of twelve months or more.

PART D: REAL ESTATE ACCOUNT ACCUMULATION AND UNITS

32.
Accumulation unit. The value of one accumulation unit is calculated at the end of each valuation day. The value of an accumulation unit is equal to the previous day’s value multiplied by the net investment factor for the Real Estate Account.

33.	The Real Estate Account accumulation is the sum of all employees’ Real Estate Account accumulations held under the contract.

34.
An employee’s Real Estate Account accumulation is equal to the number of accumulation units owned under the contract on behalf of that employee multiplied by the value of one accumulation unit. Real Estate Account accumulations are variable and are not guaranteed. They may increase or decrease depending on investment results.

     Any amounts added to or deducted from the Real Estate Account accumulation under this contract will be attributed to individual employee’s Real Estate Account accumulations in accordance with the instructions of the contractholder. The contractholder owns all employees’ Real Estate Account accumulations under the contract. Employees have no ownership rights to these accumulations.

35.	The net investment factor for the Real Estate Account for a valuation period is based on the amount of accrued real estate net operating income, dividends, interest and other income during the current period, a deduction of the separate account charge, both realized and unrealized capital gains and losses incurred, and other accounting adjustments during the current period. The precise formula for the net investment factor is A divided by B, as follows:

A)	the value of the Real Estate Account’s net assets at the end of the current valuation period, less any premiums received during the current period.

B)	the value of the Real Estate Account’s net assets at the end of the previous valuation period, plus the net effect of transactions (e.g. internal transfers, benefit payments) made at the start of the current valuation period.

36.
The separate account charge covers mortality and expense risk, liquidity risk, and administrative and investment advisory services. TIAA, at its discretion, can increase or decrease the separate account charge. The separate account charge is guaranteed not to exceed 2.50% per year of net assets.

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37.
Number of accumulation units. Each premium and each internal transfer applied to the Real Estate Account buys a number of accumulation units equal to the amount of the premium or internal transfer divided by the value of one accumulation unit as of the end of the business day in which the premium or internal transfer is credited. The number of accumulation units under the contract will be decreased by any premium taxes incurred by TIAA for the Real Estate Account accumulation and by the application of any accumulation units to provide any available form of benefit payments as described in Part E, employer plan fee withdrawals, internal transfers, or any minimum distribution payments paid from the Real Estate Account accumulation under the contract. Such transactions will decrease the number of accumulation units under the contract by an amount equal to the dollar value of the transaction divided by the value of one accumulation unit as of the end of the valuation day on which the transaction becomes effective.

PART E: BENEFIT PAYMENTS

38.	A benefit payment is any of the following types of payments made from this contract, under the terms of the employer plan.
    An income benefit is a payment to an employee made under one of the options described in section 39.

    A death benefit payment is a payment to a beneficiary under one of the methods described in section 42.

    A plan benefit payment is a single-sum payment of an employee’s entire accumulation made directly to an employee, beneficiary, or the estate of an employee or beneficiary as a benefit distribution under the terms of the employer plan. A plan benefit payment is only available when an employee has a severance from employment with the employer and is subject to the restrictions on mandatory distributions under the IRC. A plan benefit payment may also be applied to a TIAA annuity contract or certificate issued to an employee.

    A forfeiture reallocation payment is the reapplication of accumulations forfeited under the employer plan as a result of an employee’s failing to satisfy the vesting requirements of the plan. Such reallocation payments will serve to offset the employer’s obligation to make contributions on behalf of other employees under the plan and will be treated under the terms of the contract as premiums newly allocated to such employees’ accumulations to which they are subsequently applied.

    A lump-sum benefit is a single-sum payment, made at the voluntary direct affirmative request of an employee, of some or all of an employee’s accumulation, less any applicable surrender charges.

    Contractholder payments are payments to the contractholder or to any person, trustee, or corporation (other than an employee or beneficiary under the terms of the employer plan or the estate of such employee or beneficiary) designated by the contractholder.

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    Contractholder payments from the Traditional Annuity accumulation will be made only as a series of payments of the contract’s entire Traditional Annuity accumulation, less any applicable surrender charges as described in section 49. A contractholder payment from the Real Estate Account accumulation will be a lump-sum payment of the contract’s entire Real Estate Account accumulation, subject to the provisions of section 50.
39.
Income options are the ways in which an employee’s income benefit may be paid. The income options are available from an employee’s Traditional Annuity accumulation only. Some or all of an employee’s Real Estate Account accumulation may be transferred to the employee’s Traditional Annuity accumulation to provide benefits under these options.

     The choice of option may be made any time before such income benefit payments begin. The choice may be changed any time before payments begin, but once they have begun, the election to begin receiving benefits is irrevocable and no change can be made. The application of an amount to purchase an income option will result in a corresponding reduction in the employee’s accumulation for the full amount applied. The employee may not begin a one-life annuity after he or she attains age 90, nor may the employee begin a two-life annuity after the employee or the second annuitant attains age 90.

     If the plan administrator for the employer plan or his or her designee notifies us that distribution from an employee’s accumulation must begin under the minimum distribution rules of federal tax law, we will begin distributions satisfying such requirements.

    The following are the available options:

    One-life annuity. A payment will be made to the employee each month for as long as he or she lives. A guaranteed period of 10 or 20 years may be included. If no guaranteed period is included, all payments will cease at his or her death. If a guaranteed period is included and the employee dies before the end of that period, payments will continue until the end of that period and then cease, as explained in section 40.

    Two-life annuity. A payment will be made to the employee each month for as long as he or she lives. After the employee’s death, a payment will be made each month to the second annuitant, for as long as such second annuitant lives. The choice of second annuitant may not be changed after payments to the employee have begun. A guaranteed period of 10 or 20 years may be included. If no guaranteed period is included, all payments will cease after both the employee and the second annuitant have died. The following forms of two-life annuity are available.

    Full benefit to survivor. At the death of either the employee or the second annuitant, the full amount of the monthly payments that would have been paid if they both had lived will continue to be paid to the survivor. If a guaranteed period is included and the employee and the second annuitant both die before the end of the period chosen, the full amount of the monthly payments that would have been paid if both had lived will continue to be paid until the end of that period and then cease, as explained in section 40.

    Two-thirds benefit to survivor. At the death of either the employee or the second annuitant, two-thirds of the monthly payments that would have been paid if they both had lived will continue to be paid to the survivor. If a guaranteed period is included

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    and the employee and the second annuitant both die before the end of the period chosen, two-thirds of the monthly payments that would have been paid if they both had lived will continue to be paid until the end of that period and then cease, as explained in section 40.

    Half benefit to second annuitant. The full monthly payments will continue to be paid as long as the employee lives. After the employee’s death, if the second annuitant survives the employee, one-half of the monthly payments that would have been paid if the employee had lived will continue to be paid to the second annuitant. If a guaranteed period is included and the employee and the second annuitant both die before the end of the period chosen, one-half of the monthly payments that would have been paid if the employee had lived will continue to be paid until the end of that period and then cease, as explained in section 40.

40.
Post-mortem payments during a guaranteed period. Any periodic payments or other amounts remaining due after the death of the employee and the death of the second annuitant, if any, during a guaranteed period will be paid to the payee named to receive them. The payee designated to receive these payments is named at the time the income option is chosen.

     A payee may choose to receive in one sum the commuted value of any remaining periodic payments that do not involve life contingencies, unless the contractholder directs us otherwise. If no payee was named to receive these payments, or if no one so named is then living, we will pay the remaining payments due or the commuted value of the remaining periodic payments in one sum to the estate of the employee, or to the estate of the last survivor of the employee and the second annuitant if a two-life annuity has been chosen.

     If a payee receiving payments during a guaranteed period dies while payments remain due, the commuted value of any remaining payments due to that person will be paid to any other surviving payee that had been named to receive them. If no payee so named is then living, the commuted value will be paid to the estate of the last payee who was receiving these benefit payments.

41.	The amount of the income benefit payable to an employee will be determined as of the effective date for that income option, on the basis of:

A)	the income option chosen;

B)	if a one-life annuity is chosen, the employee’s age;

C)	if a two-life annuity is chosen, the employee’s age and the second annuitant’s age;

D)	the amount of the employee’s Traditional Annuity accumulation applied to provide the income benefit; and

E)	the rate schedule or schedules under which any premiums and internal transfers were applied to the Traditional Annuity accumulation on behalf of that employee.
  If the income benefit payable to the employee would be less than $100 a month, TIAA will have the right to change to quarterly, semi-annual or annual payments, whichever will result in payments of $100 or more and the shortest interval between payments. If different rate schedules apply to different parts of an employee’s Traditional Annuity accumulation, the portion applied to provide the income benefit chosen will be allocated among the parts on a pro-rata basis in accordance with procedures established by TIAA.

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42.
Death benefit payment methods are the ways in which a beneficiary may receive the death benefit. The single-sum payment method is available from all or any part of an employee’s accumulation. The other methods are available from the employee’s Traditional Annuity accumulation only. All or any part of the employee’s Real Estate Account accumulation may be transferred to the employee’s Traditional Annuity accumulation to provide benefits under the other payment methods.

     The choice of method may be made any time before the date the death benefit payment is paid or begins. The choice may be changed any time before payments begin, but once they have begun, no change can be made. The application of an amount to purchase an annuity method of payment of the death benefit will result in a corresponding reduction in the employee’s accumulation for the full amount applied. If the amount of the death benefit due to any one beneficiary is less than $5,000, TIAA may change the method of payment for the portion of the death benefit payable to that beneficiary to the single-sum payment method. A beneficiary may not begin to receive the death benefit under the one-life annuity method after he or she attains age 90.

     If the plan administrator for the employer plan or his or her designee notifies us that distribution from an employee’s accumulation must begin under the minimum distribution rules of federal tax law, we will begin distributions satisfying such requirements.

    The following are the available methods:

    Single-sum payment. The death benefit will be paid to the beneficiary in one sum.

    One-life annuity. A payment will be made to the beneficiary each month for life. A guaranteed period of 10 or 20 years may be included. If a guaranteed period isn’t included, all payments will cease at the death of the beneficiary. If a guaranteed period is included and the beneficiary dies before the end of that period, monthly payments will continue until the end of that period and then cease, as explained in section 44.

43.	The amount of death benefit payments under a one-life annuity will be determined as of the date payments are to begin by:

A)	the amount of the employee’s Traditional Annuity accumulation applied to the one- life annuity;

B)	the rate schedule or schedules under which any premiums and internal transfers were applied to the Traditional Annuity accumulation on behalf of that employee; and

C)	the age of the beneficiary.

If any method chosen would result in payments of less than $100 a month, TIAA will have the right to require a change in choice that will result in payments of at least $100 a month. If different rate schedules apply to different parts of an employee’s Traditional Annuity accumulation, the portion applied to provide the death benefit payment method chosen will be allocated among the parts on a pro-rata basis in accordance with procedures established by TIAA.

44.
Payments after the death of a beneficiary. Any periodic payments or other amounts remaining due after the death of a beneficiary during a guaranteed period will be paid to the payee named to receive them. The commuted value of these payments may be paid in one sum unless the

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contractholder directs us otherwise. The payee designated to receive these payments is named at the time the payment method is chosen.

If no payee was named to receive these payments, or if no one so named is living at the death of the beneficiary, the commuted value will be paid in one sum to the beneficiary’s estate.

     If a payee receiving these payments dies before the end of the guaranteed period, the commuted value of any payments still due that person will be paid to any other payee named to receive it. If no one has been so named, the commuted value will be paid to the estate of the last payee who was receiving these payments.

45.
Amount and effective date of a plan benefit payment. If an employee has a severance from employment with the employer, we may distribute all of that employee’s accumulation as a plan benefit payment in accordance with the terms of the employer plan and subject to the restrictions on mandatory distributions under the IRC.

     A plan benefit payment will be effective as of the end of the business day in which we receive the contractholder’s written request for the plan benefit payment. The contractholder may defer the effective date of the plan benefit payment until any business day following the date on which we receive the request. TIAA will determine all values as of the end of the effective date. A plan benefit payment may not be revoked after its effective date. TIAA may defer the payment of a Traditional Annuity plan benefit payment for up to six months.

46.
Amount and effective date of a forfeiture reallocation payment. If an employee has a severance from employment with the employer and the employee has failed to satisfy the vesting requirements of the plan, we may reapply all or part of that employee’s accumulation as a forfeiture reallocation payment in accordance with the terms of the employer plan. Such reallocation payments will serve to offset the employer’s obligation to make contributions on behalf of other employees under the plan and will be treated under the terms of the contract as premiums newly allocated to such employees’ accumulations to which they are subsequently applied.

A forfeiture reallocation payment will be effective as of the end of the business day in which we receive the contractholder’s written request for the forfeiture reallocation payment. The contractholder may defer the effective date of the forfeiture reallocation payment until any business day following the date on which we receive the request. TIAA will determine all values as of the end of the effective date. A forfeiture reallocation payment reduces the accumulation from which it is paid by the amount paid. If different rate schedules apply to different parts of an employee’s Traditional Annuity accumulation, such reduction will be allocated among the parts on a pro-rata basis in accordance with procedures established by TIAA. A forfeiture reallocation payment may not be revoked after its effective date.

47.
Availability of the lump-sum benefit. The contractholder may permit an employee to withdraw all of his or her Traditional Annuity accumulation or Real Estate Account accumulation, or any part thereof not less than $1,000 as a lump-sum benefit. TIAA reserves the right to limit lump- sum benefits from each of an employee’s Traditional Annuity accumulation and an employee’s Real Estate Account accumulation to not more than one in a calendar quarter. An employee may not elect a lump-sum benefit before the earliest date permitted under the employer plan. The availability of a lump-sum benefit may be limited by the employer plan.

48.	Amount and effective date of a lump-sum benefit. If an employee chooses a lump-sum benefit from his or her Traditional Annuity accumulation, we will pay the portion of the

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employee’s Traditional Annuity accumulation chosen, less any surrender charge in accordance with the applicable rate schedule or schedules. If an employee chooses a lump-sum benefit from the employee’s Real Estate Account accumulation, we will pay the portion of the employee’s Real Estate Account accumulation chosen. Payment of a lump-sum benefit reduces the accumulation from which it is paid by the amount chosen, including any surrender charge. If different rate schedules apply to different parts of an employee’s Traditional Annuity accumulation, the portion applied to provide the lump-sum benefit will be allocated among the parts on a pro-rata basis in accordance with procedures established by TIAA.

     Any choice of lump-sum benefit must be made by written notice to TIAA as explained in section 62. A lump-sum benefit will be effective as of the business day on which we receive, in a form acceptable to TIAA, an employee’s request for a lump-sum benefit. An employee may choose to defer the effective date of the lump-sum benefit until any business day following the date on which we receive the request. TIAA will determine all values as of the end of the effective date. TIAA reserves the right to receive satisfactory evidence that a lump-sum benefit payment is being made at the voluntary direct affirmative request of an employee before effecting the payment. An employee can’t revoke a request for a lump-sum benefit after its effective date.

TIAA may defer the payment of a Traditional Annuity lump-sum benefit for up to six months.

49.	Amount and effective date of contractholder payments from the Traditional Annuity.

 Contractholder payments from the Traditional Annuity accumulation are a series of payments made for the purpose of paying out the contract’s entire Traditional Annuity accumulation. Such contractholder payments will be made annually over a 5-year period. The amount of each payment will be equal to the total remaining Traditional Annuity accumulation divided by the number of remaining payments. Each contractholder payment will be reduced by any surrender charge in accordance with the applicable rate schedule or schedules.

     The first contractholder payment will be effective as of the end of the business day that is 90 days after the business day we receive the contractholder’s written request to begin contractholder payments from the Traditional Annuity accumulation. TIAA will determine all values as of the end of the effective date. The request for contractholder payments may not be revoked after the effective date of the first payment. Each contractholder payment reduces each employee’s Traditional Annuity accumulation. The reduction, including any applicable surrender charge, will be allocated among the employees’ Traditional Annuity accumulations on a pro-rata basis. If different rate schedules apply to different parts of an employee’s Traditional Annuity accumulation, the reduction to that employee’s accumulation will be on a pro-rata basis among the parts in accordance with procedures established by TIAA.

As of the effective date of contractholder payments from the Traditional Annuity acccumulation, no further premiums or internal transfers will be accepted into the Traditional Annuity accumulation.

50.
Amount and effective date of a contractholder payment from the Real Estate Account. A contractholder payment from the Real Estate Account accumulation is a lump-sum payment of the contract’s entire Real Estate Account accumulation. A lump-sum contractholder payment from the Real Estate Account accumulation will be effective as of the end of the business day in which we receive the contractholder’s written request for a contractholder payment from the Real Estate Account accumulation. However, TIAA reserves the right to defer the effective date of payment, for some or all of the amount to be paid, for up to 180 days if the total amount to be

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  paid exceeds $10 million. TIAA will determine all values as of the end of the effective date. The request for a contractholder payment from the Real Estate Account accumulation may not be revoked after the effective date of the first payment. A contractholder payment reduces each employee’s Real Estate Account accumulation. The reduction will be allocated among the employees’ Real Estate Account accumulations on a pro-rata basis.

       As of the effective date of contractholder payments from the Real Estate Account accumulation, no further premiums or internal transfers will be accepted into the Real Estate Account accumulation.

PART F: INTERNAL TRANSFERS

51.
Availability of Internal Transfers. The contractholder may permit an employee to transfer between his or her Traditional Annuity accumulation and his or her Real Estate Account accumulation. In addition, the contractholder may permit an employee to transfer all or part of his or her Traditional Annuity accumulation or Real Estate Account accumulation to the companion CREF contract, if any, or from his or her accumulation in any such companion CREF contract to this contract. TIAA reserves the right to limit internal transfers from each of an employee’s Traditional Annuity accumulation and an employee’s Real Estate Account accumulation to not more than one in a calendar quarter. Any internal transfer to or from CREF is subject to the terms of the companion CREF contract and CREF’s Rules of the Fund. TIAA reserves the right to stop accepting internal transfers to the Traditional Annuity and/or internal transfers to the Real Estate Account at any time. The employer plan may limit the employee’s right to transfer to the Traditional Annuity, Real Estate Account and/or to a CREF account.

52.
Amount of internal transfer. Internal transfers may be for all of an employee’s Traditional Annuity accumulation or Real Estate Account accumulation, or any part of either account not less than $1,000. If an employee chooses to transfer from his or her Traditional Annuity accumulation, the amount to be transferred will be reduced by any surrender charge in accordance with the applicable rate schedule or schedules.

     An internal transfer reduces the accumulation from which it is paid by the amount transferred, including any surrender charge. If different rate schedules apply to different parts of an employee’s Traditional Annuity accumulation, the portion applied to provide the transfer will be allocated among the parts on a pro-rata basis in accordance with procedures established by TIAA.

53.
Effective date of internal transfer. An internal transfer will be effective as of the end of the business day in which we receive an employee’s written request for an internal transfer. An employee may defer the effective date of the internal transfer until any business day following the date on which we receive the written request. TIAA will determine all values as of the end of the effective date. TIAA reserves the right to receive satisfactory evidence that an internal transfer is being made at the voluntary direct affirmative request of an employee before effecting the transfer. An employee can’t revoke a request for an internal transfer after its effective date. TIAA may defer the effective date of an internal transfer from the Traditional Annuity for up to six months.

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54.
Crediting internal transfers. Internal transfers to an employee’s Traditional Annuity accumulation are credited to the Traditional Annuity as of the end of the effective date of the internal transfer and begin participation in the Traditional Annuity as of the following day. Internal transfers to an employee’s Real Estate Account accumulation purchase accumulation units as of the end of the effective date of the internal transfer.

PART G: GENERAL PROVISIONS

55.
Employer plan fee withdrawals. The contractholder may, in accordance with the terms of the employer plan, and with TIAA’s approval, instruct TIAA to withdraw amounts from the contract’s accumulation, to pay fees associated with the administration of the plan.

TIAA reserves the right to suspend or reinstate its approval for a plan to make such withdrawals from your contract.

     The amount and the effective date of an employer plan fee withdrawal will be in accordance with the terms of the employer plan. TIAA will determine all values as of the end of the effective date. An employer plan fee withdrawal cannot be revoked after it has been withdrawn.

An employer plan fee withdrawal reduces the accumulation from which it is paid by the amount withdrawn.

No surrender charge applies to employer plan fee withdrawals.

     If a portion of an employer plan fee withdrawal is payable from an employee’s Traditional Annuity accumulation and different rate schedules apply to different parts of the employee’s accumulation, the portion applied to provide the withdrawal will be allocated among the parts on a pro-rata basis in accordance with procedures established by TIAA.

56.
Insulation of the separate account. TIAA owns the assets in separate account VA-2. To the extent permitted by law, the assets of the separate account will not be charged with liabilities arising out of any other business TIAA may conduct. All income, investment gains and investment losses of the separate account, whether or not realized, will be credited to or charged against only that account without regard to TIAA’s other income, gains or losses.

57.
Deletion of the Real Estate Account. TIAA may delete the Real Estate Account. If the Real Estate Account is deleted and was, at any time, available under the terms of the employer plan, then a companion CREF contract will be issued to you at the time of the deletion, if one had not been previously issued to you. If accumulation units are owned under the contract in the Real Estate Account and it is deleted, the units must be transferred to the Traditional Annuity accumulation or to the companion CREF contract. If the contractholder does not tell us where to transfer the accumulation units, we will transfer them in accordance with the terms of the employer plan.

58.	Report of accumulation. At least once each year, we will provide the contractholder with a report for this contract. It will show the value of the accumulation.

59.	Ownership. The contractholder owns this contract. The contractholder may, to the extent permitted by law, exercise every right that is granted to the contractholder without the consent of

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any other person unless the right has been given to such other person and authorized by the contractholder as described in section 62.

60.	No loans. This contract does not provide for loans.

61.	No assignment or transfer. Neither you nor any other person may assign, pledge, or transfer ownership of this contract or any benefits under its terms. Any such action will be void and of no effect.

62.
Procedure for elections and changes and requests for benefits. Written notice must be provided to TIAA identifying each person that becomes eligible for benefit payments. The notice will include the amount, type of payment, and the date such payment is to be made. For income benefits, such notice will include the effective date of the income option on which payments are to begin, the income option chosen, the age of the employee, and the name of the payee, if any. If a two-life annuity is chosen as a payment option, the notice will also include the name and age of the second annuitant. For death benefit payments, such notice will include proof of the employee’s death, the death benefit payment method chosen, the name of the payee, if any, and if the method chosen provides a lifetime income, the age of the beneficiary. The notice will also indicate whether the benefit is to be paid from the employee’s Traditional Annuity accumulation or the employee’s Real Estate Account accumulation. Upon receipt of proof of an employee’s death, we will divide that employee’s accumulation into as many portions as there are validly designated beneficiaries for that employee’s accumulation. If different rate schedules apply to different parts of that employee’s Traditional Annuity accumulation, the resulting portions will be allocated among the parts on a pro-rata basis in accordance with procedures established by TIAA. Each validly designated beneficiary will then have the right to make elections available under this contract in connection with his or her portion of such employee’s accumulation.

     The right of an employee (or the employee’s beneficiaries, after the employee’s death) to make choices and elections available under the contract, with respect to that employee’s accumulation under the contract, are subject to the authorization of the contractholder. Such rights include but are not limited to the right to allocate premiums, name a second annuitant, designate beneficiaries and payees, elect lump-sum benefits, make transfers, and choose forms of benefit payment. The contractholder may revoke or modify any such authorization.

     To be valid, any choices or elections available under the contract, any authorization by the contractholder, or revocations or modifications of such authorization, must be made in a form acceptable to TIAA at our home office in New York, NY, or at another location that we designate. Valid instructions will take effect as of the date TIAA receives the instructions. TIAA will only accept as valid, instructions received from the party entitled to issue the instruction, as determined by our records. If TIAA takes any action in good faith before receiving a valid instruction, we will not be subject to liability even if our acts were contrary to such instruction. All benefits are payable at our home office or at another location that we designate.

     For purposes of determining the effective dates of any transactions and premium receipts, transaction requests and premiums will only be deemed to have been received when they are received by TIAA, or its appropriately designated agent, in good order, in accordance with procedures established by TIAA or as required by law. TIAA reserves the right to limit the number of transactions that may be made effective on a single business day.

63.	Payment to an estate, trustee, etc. Upon the death of an employee, TIAA reserves the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership,

IGRSP-01-5	Page 16

TIAA Retirement Choice Plus Annuity Contract

  trustee or other entity that isn’t a natural person. TIAA won’t be responsible for the acts or neglects of any executor, trustee, guardian, or other third party receiving payments under this contract. If a trustee of a trust is designated as beneficiary, TIAA is not obliged to inquire into the terms of the underlying trust or any will.

  If death benefits become payable to the designated trustee of a testamentary trust, but:

A)	no qualified trustee makes claim for the benefits within nine months after the death of the employee; or

B)	evidence satisfactory to TIAA is presented at any time within such nine-month period that no trustee can qualify to receive the benefits due,

payment will be made to the successor beneficiaries, if any are designated and survive the employee; otherwise payment will be made to the executors or administrators of the employee’s estate.

     If benefits become payable to an inter-vivos trustee (the person appointed to execute a trust created during an individual’s lifetime), but the trust is not in effect or there is no qualified trustee, payment will be made to the successor beneficiaries, if any are designated and survive the employee; otherwise payment will be made to the executors or administrators of the employee’s estate.

Payment to any trustee, successor beneficiary, executor, or administrator, as provided for above, shall fully satisfy TIAA’s payment obligations under the contract to the extent of such payment.

64.
Service of process upon TIAA. We will accept service of process in any action or suit against us on this contract in any court of competent jurisdiction in the United States provided such process is properly made. We will also accept such process sent to us by registered mail if the plaintiff is a resident of the jurisdiction in which the action or suit is brought. This section does not waive any of our rights, including the right to remove such action or suit to another court.

65.
Benefits based on incorrect data. If the amount of benefits is determined by data as to a person’s age or sex that is incorrect, the benefits payable will be such as the premium paid would have purchased based on the correct data. Any amounts underpaid by TIAA on the basis of the incorrect data will be paid at the time the correction is made. Any amounts overpaid by TIAA on the basis of the incorrect data will be charged against the payments due after the correction is made. Any amounts so paid or charged will include compound interest at the effective annual rate of 6% per year.

66.
Proof of survival. TIAA reserves the right to require satisfactory proof that anyone named to receive benefits under the terms of the contract is alive on the date any benefit payment is due. If this proof is not received after it has been requested in writing, TIAA will have the right to make reduced payments or to withhold payments entirely until such proof is received. If under a two- life annuity TIAA has overpaid benefits because of a death of which we were not notified, subsequent payments will be reduced or withheld until the amount of the overpayment, plus compound interest at the effective annual rate of 6% per year, has been recovered.

67.	Protection against claims of creditors. The benefits and rights accruing under the contract are exempt from the claims of creditors or legal process to the fullest extent permitted by law.

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TIAA Retirement Choice Plus Annuity Contract

68.
Compliance with laws and regulations. TIAA will administer the contract to comply with the restrictions of all laws and regulations pertaining to the terms and conditions of the contract. No benefit may be elected and no right may be exercised under the contract if the election of that benefit or exercise of that right is prohibited under an applicable state or federal law or regulation.

     The choice of income option and effective date thereof, beneficiary or second annuitant, death benefit payment method and effective date, the availability of transfers and lump-sum benefits, and the rights of spouses to benefits, are all subject to the applicable restrictions, distribution requirements and incidental benefit requirements of ERISA and the IRC and any rulings and regulations issued under ERISA and the IRC.

69.	Correspondence. If you have any questions about the contract, or inquiries about our service, or if you need help to resolve a problem, you can contact us at the address or phone number below.

TIAA
[730 Third Avenue
New York, NY 10017-3206
Telephone: 800 842-2733]

70.
Change of rate schedule. We may, at any time and from time to time, substitute a new rate schedule for the one currently effective in your contract. A new rate schedule will apply only to benefits arising from any premiums and internal transfers applied to the Traditional Annuity while such rate schedule is in effect. Any change in the rate schedule will not affect the amount of benefits purchased prior to the change by any premiums and internal transfers applied to the Traditional Annuity. A change in the rate schedule will be made only after we have given you three months’ written notice of the change. Any new rate schedule will specify:

A)	the charges for expenses and contingencies;

B)	the interest rates and the mortality bases used for determining benefits arising from amounts applied to the Traditional Annuity;

C)	any applicable surrender charges on lump-sum benefits and internal transfers arising from amounts applied to the Traditional Annuity; and

D)	any applicable surrender charges on contractholder payments arising from amounts applied to the Traditional Annuity.

IGRSP-01-5	Page 18

Teachers Insurance and Annuity Association of America
TIAA Retirement Choice Plus Annuity Contract

RATE SCHEDULE
  Rate schedule. The benefits bought by any premiums and internal transfers applied to the Traditional Annuity while this rate schedule is in effect will be computed on this basis:
(1)
no deduction for expenses or contingencies, except for any premium taxes incurred by TIAA for the contract and except for any employer plan fee withdrawals in accordance with the terms of the employer plan;

(2)	interest as follows:

[The minimum effective annual interest rate to be credited to premiums and internal transfers applied to the Traditional Annuity will be set based on the calendar year in which the premium or internal transfer is applied to the Traditional Annuity. In setting such rates, the amounts applied in each calendar year will be tracked separately. For each such calendar year, an initial rate will be set equal to the CMT for that year (as defined below) less 0.0125, rounded to the nearest 0.0005, provided however that the resulting minimum rate will not be less than 1% nor greater than 3%. Such initial rate will apply for ten calendar years, after which it will be reset to the initial rate then being established for amounts applied in the calendar year immediately following the end of such ten calendar-year period. If this rate schedule is no longer in effect on such scheduled reset date, the reset rate will be the initial rate that would have been established had this rate schedule continued to be in effect. Any resulting reset rate will be subject to the same reset procedure every ten calendar years.]

The minimum interest rate so determined will be credited on amounts applied to the Traditional Annuity accumulation from the end of the day on which such amount is credited to the date such amount is deducted from the Traditional Annuity accumulation, in accordance with section 30.

We may make future changes to the choice of calendar month for which the average five-year Constant Maturity Treasury Rate will be used to set the CMT. Any such change will be effected only after obtaining any approvals required by the insurance regulatory authority of the jurisdiction shown on page 1, and will also be made to all other contracts written on this form and delivered in that jurisdiction. Any such change will be made only after we have given you three months’ written notice.

(3)
for one-life annuities and two-life annuities, annuity payments based on interest at the effective annual rate of 2% after the date that payments begin, and mortality according to the Annuity 2000 Mortality Table (TIAA Merged Gender Mod C), with ages set back three months for each completed year between December 31, 2000 and the date that annuity payments begin.

  A surrender charge of 0% will be deducted from any lump-sum benefit and internal transfer from the Traditional Annuity accumulation arising from amounts applied to the Traditional Annuity while this rate schedule is in effect.

  A surrender charge of 0% will be deducted from any contractholder payment from the Traditional Annuity accumulation arising from amounts applied to the Traditional Annuity while this rate schedule is in effect.

  These above guarantees (as illustrated in the accompanying chart) cease to apply to any Traditional Annuity accumulations that are transferred to the Real Estate Account or to the companion CREF contract, if any.

IGRSP-01-5-RS	Page RS1

Teachers Insurance and Annuity Association of America
TIAA Retirement Choice Plus Annuity Contract

  Betterment of rates. When an employee or an employee’s beneficiary begin benefits under a one-life or two-life annuity, we will compute any benefits provided by the portion of the Traditional Annuity accumulation resulting from amounts applied to the Traditional Annuity while this rate schedule is in effect on the basis stated above, or, if it produces a larger guaranteed benefit, on the basis then in use for any single premium immediate annuities offered by TIAA to contracts of the same class as this contract.

Guaranteed Annual Amount of Income Benefits from the Traditional Annuity under the One-life
Annuity with 10-Year Guaranteed Period option
Provided by $10,000 from Employee’s Accumulation
(assuming a premium tax rate of 0%)

One-twelfth of the amount shown is payable each month

Adjusted	Annual	Adjusted	Annual	Adjusted	Annual
Age When	Amount of	Age When	Amount of	Age When	Amount of
Payments	Monthly	Payments	Monthly	Payments	Monthly
Begin	Benefit	Begin	Benefit	Begin	Benefit
	Payments		Payments		Payments

40	$305.99	57	$383.81	74	$553.18
41	$309.20	58	$390.38	75	$568.43
42	$312.54	59	$397.25	76	$584.44
43	$316.02	60	$404.44	77	$601.22
44	$319.65	61	$411.96	78	$618.78
45	$323.43	62	$419.85	79	$637.13
46	$327.38	63	$428.13	80	$656.25
47	$331.50	64	$436.82	81	$676.14
48	$335.79	65	$445.95	82	$696.74
49	$340.27	66	$455.55	83	$718.03
50	$344.94	67	$465.65	84	$739.91
51	$349.82	68	$476.29	85	$762.31
52	$354.90	69	$487.50	86	$785.11
53	$360.20	70	$499.31	87	$808.15
54	$365.73	71	$511.75	88	$831.28
55	$371.50	72	$524.86	89	$854.30
56	$377.52	73	$538.66	90	$877.00

The yearly payments shown above are those that result from the application of an accumulation of $10,000 (assuming a premium tax rate of 0%) in the Traditional Annuity to the specified income option when the employee has attained an adjusted age as shown, but has not passed the date on which that adjusted age was attained by as much as one month.

     The employee’s adjusted age equals the employee’s actual age minus three months for each completed year between December 31, 2000 and the date that payments begin. All ages used in computing benefits are calculated in completed years and months. Payments beginning at ages other than those shown, and under other income options, are computed on the basis stated in the rate schedule. For accumulations other than $10,000, payments will be proportionate.

IGRSP-01-5-RS	Page RS2

Teachers Insurance and Annuity Association of America
TIAA Retirement Choice Plus Annuity Contract

  Rates applicable to transfers from the Real Estate Account to begin income from the Traditional Annuity. The following applies to Real Estate Account accumulations attributable to any premiums and internal transfers applied to the Real Estate Account while this rate schedule is in effect and for as long as such amounts remain in the Real Estate Account accumulation:

  If an employee transfers accumulations from the Real Estate Account to the Traditional Annuity to purchase a one-life or two-life annuity, with benefits beginning immediately, the resulting guaranteed benefit from the Traditional Annuity will be determined on whichever of these bases produces the largest guaranteed payments:

A)	(1)	interest at the effective annual rate of 1.5%; and

	(2)
mortality according to the Annuity 2000 mortality table (TIAA Merged Gender Mod A), with ages set back one year for each completed year between January 1, 2004 and the effective date of the internal transfer.

B)	the basis otherwise applicable to internal transfers to the Traditional Annuity under the rate schedule in effect on the effective date of the transfer; or

C)
the interest rate, mortality table, and charge for contingencies and expenses in use for any individual single premium immediate annuities being offered by TIAA, to the same class of contracts, when the payments start.

IGRSP-01-5-RS	Page RS3

Teachers Insurance and Annuity Association of America
TIAA Retirement Choice Plus Annuity Contract

Group Flexible Premium Deferred Annuity
Fixed and Variable Accumulations
Nonparticipating

IGRSP-01-5-RS	Page RS4

Teachers Insurance and Annuity Association of America
730 Third Avenue, New York, N.Y. 10017-3206
Telephone: [800-842-2733]

Retirement Choice Plus Annuity Contract

Contractholder:	[ABC Institution]
Contract Number:	[T-xxxxx]
Companion CREF Contract Number:	[C-xxxxx/NONE]
Date of Issue:	[01 01 2005]

This contract is delivered in [the State of state] and is subject to the laws and regulations therein.

This is a contract between you, the contractholder, and us, Teachers Insurance and Annuity Association of America (TIAA). This page refers briefly to some of the features of this contract. The next pages set forth in detail the rights and obligations of both TIAA and the contractholder under the contract. PLEASE READ THIS CONTRACT. IT IS IMPORTANT.

GENERAL DESCRIPTION

The contractholder remits all premiums for this contract. Premiums are allocated between the Traditional Annuity and the Real Estate Account.

Traditional Annuity. Each premium allocated to the Traditional Annuity under this contract buys a guaranteed minimum amount of benefit payments, based on the rate schedule in effect at the time the premium is credited. Traditional Annuity accumulations will be credited with a guaranteed interest rate, and may also be credited with additional amounts declared by TIAA.

Real Estate Account. Each premium allocated to the Real Estate Account under this contract buys a number of accumulation units. Real Estate Account accumulations are not guaranteed, and may increase or decrease depending on investment results. The Real Estate Account separate account charge is guaranteed not to exceed 2.50% per year of net assets.

This contract cannot be assigned and it does not provide for loans.

If you have any questions about the contract or
need help to resolve a problem, you can contact
us at the address or phone number above.

E. Laverne Jones	Herbert M. Allison, Jr.
Vice President and	Chairman, President and
Corporate Secretary	Chief Executive Officer

Group Flexible Premium Deferred Annuity
Fixed and Variable Accumulations
Nonparticipating

INDEX ON NEXT PAGE
IGRSP-01-60	Page 1

TIAA Retirement Choice Plus Annuity Contract

INDEX OF PROVISIONS

	Section		Section

Accumulation		Income Benefit
- Definition	1	- Amount	41
- Employee’s	7	- Options	39
- Employee’s Real Estate Account	34	- Post-mortem Payments	40
- Employee’s Traditional Annuity	30	Internal Transfers
- Real Estate Account	33	- Amount	52
- Report of	58	- Availability	51
- Traditional Annuity	29	- Crediting	54
Accumulation Units		- Definition	13
- Definition	32	- Effective Date	53
- Number of	37	IRC	14
Additional Amounts	31	Laws and Regulations - Compliance with	68
Assignment -Void and of no effect	61	Loans – Not Available	60
Benefit Payment	38	Lump-sum Benefit
Benefits Based on Incorrect Data	65	- Amount and Effective Date	48
Business Day	3	- Availability	47
Claims of Creditors - Protection Against	67	Net Investment Factor	35
Commuted Value	4	Ownership	59
Companion CREF Contract	25	Payee	15
Contestability	24	Payment to an Estate, Trustee, etc	63
Contract	23	Plan Benefit Payment	45
Contractholder Payment		Premiums
- From the Real Estate Account	50	- Allocation of	27
- From the Traditional Annuity	49	- Payment of	26
Correspondence with us	69	- Taxes	28
Death Benefit		Proof of Survival	66
- Amount of Payments	43	Rate Schedule
- Beneficiary	2	- Change of	70
- Definition	5	- Definition	16
- Payment Methods	42	Real Estate Account
- Payments after Death of Beneficiary	44	- Deletion of	57
Elections and Changes - Procedure for	62	Second Annuitant	17
Employee	6	Separate Account
Employer Plan	8	- Charge	36
Employer Plan Fee Withdrawals	55	- Definition	18
- Definition	9	- Insulation of	56
ERISA	10	Service of Process upon TIAA	64
Forfeiture Reallocation Payment	46	Severance from Employment	19
Funding Vehicle	11	Surrender Charge	20
General Account	12	Traditional Annuity	21
		Valuation Day and Valuation Period	22

IGRSP-01-60	Page 2

TIAA Retirement Choice Plus Annuity Contract

PART A: TERMS USED IN THIS CONTRACT

1.	The contract’s accumulation is equal to the sum of all employees’ accumulations under the contract.

2.
A beneficiary is any person eligible to receive death benefit payments upon the death of an employee. If none of the beneficiaries named is alive at the time of the employee’s death, or if, at the employee’s death, no beneficiary had ever been named for that employee, then the death benefit will be paid to the person entitled to such benefits under the terms of the employer plan.

If the plan does not specify how to distribute such death benefits, the death benefit will be paid to the employee’s estate. If distributions to a named beneficiary are barred by operation of law, the death benefit due that beneficiary will be paid to the employee’s estate.

3.	A business day is any day that the New York Stock Exchange is open for trading. A business day ends at 4:00 P.M. Eastern time, or when trading closes on the New York Stock Exchange, if earlier.

4.
The commuted (discounted) value is a one-sum amount paid in lieu of a series of payments that are not contingent upon the survival of an employee or second annuitant. It is less than the total of those payments, because future interest, included when computing the series of payments, will not be earned if payment is to be made in one sum. The commuted value of future payments is therefore the sum of those payments less the interest from the date of commutation to the date each payment would have been made. The same interest rate or rates used in computing the benefit payments will be used to determine the commuted value.

5.	The death benefit for an employee is the current value of the employee’s accumulation.

6.	An employee is any employee entitled to benefits under the employer plan.

7.
An employee’s accumulation is the sum of the employee’s Traditional Annuity accumulation (as defined in section 30) and the employee’s Real Estate Account accumulation (as defined in section 34). Employee’s accumulations are maintained for the sole purpose of providing a record of amounts accumulated under the contract on behalf of individual employees. The contractholder owns all employees’ accumulations under the contract. Employees have no ownership rights to these accumulations.

8.
The employer plan is the retirement plan of the contractholder as amended from time to time, or any successor retirement plan. Employees’ and beneficiaries’ eligibility to receive benefits available under the contract and the conditions of such benefit payments will be determined by reference to the employer plan. The contractholder must notify TIAA of any changes to the terms of the employer plan. If TIAA takes any action in good faith before receiving such notice, we will not be subject to liability even if our acts were contrary to the terms of the employer plan as modified by such change.

9.	Employer plan fee withdrawals are amounts deducted from the contract’s accumulation in accordance with the terms of the employer plan to pay fees associated with the administration of the plan.

IGRSP-01-60	Page 3

TIAA Retirement Choice Plus Annuity Contract

10.	ERISA is the Employee Retirement Income Security Act of 1974, as amended.

11.	A funding vehicle is an annuity contract, custodial account, or trust designated to receive contributions under the employer plan.

12.	The general account consists of all of TIAA’s assets other than those in separate accounts.

13.
An internal transfer is the movement of accumulations between the employee’s Traditional Annuity accumulation and the employee’s Real Estate Account accumulation, or between this contract and a companion CREF contract, if any. The provisions concerning internal transfers are set forth in Part F.

14.
The IRC is the Internal Revenue Code of 1986, as amended. All references to any section of the IRC shall be deemed to refer not only to such section but also to any amendment thereof, any successor statutory provisions, and any regulations thereunder.

15.	The payee is a person named to receive any periodic payments or amounts due under an income option or death benefit payment method as explained in sections 40 and 44.

16.
The rate schedule sets forth the bases for computing the Traditional Annuity accumulation and any benefits and distributions arising from it. To the extent permitted by law, TIAA may change the rate schedule for amounts applied after the change, as explained in section 70.

17.
A second annuitant is the person named when an employee starts to receive income under a two-life annuity, to receive an income for life if he or she survives the employee. The second annuitant may be any person eligible under TIAA’s practices then in effect.

18.
Separate account. All premiums and internal transfers credited to the Real Estate Account become part of a separate account. The Real Estate Account is designated as “VA-2” and was established by TIAA in accordance with New York law to provide benefits under this contract and other contracts. The assets and liabilities of separate account VA-2 are segregated from the assets and liabilities of the general account, and from the assets and liabilities of any other TIAA separate account.

19.
A severance from employment occurs when an employee ceases to be employed by the employer that maintains the employer plan. In accordance with the provisions of the IRC and applicable regulations, a severance from employment will be deemed to occur even if the employee continues to perform the same job for a different employer that does not maintain the employer plan after a merger, acquisition, consolidation or other business transaction.

20.
A surrender charge will be assessed against any portion of the Traditional Annuity accumulation withdrawn or transferred to provide any lump-sum benefit or internal transfer as shown in the rate schedule. A surrender charge will also be assessed on each contractholder payment paid from the Traditional Annuity as shown in the rate schedule.

21.
The Traditional Annuity refers to the guaranteed annuity benefits under the contract. Each premium and internal transfer allocated to the Traditional Annuity under the contract buys a guaranteed minimum amount of income, based on the rate schedule in effect for the contract at the time the premium is paid.

IGRSP-01-60	Page 4

TIAA Retirement Choice Plus Annuity Contract

22.
A valuation day is any business day, as well as the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the Real Estate Account are principally traded. Valuation days that aren’t business days end at 4:00 p.m. Eastern Time. A valuation period is the time from the end of a valuation day to the end of the next valuation day.

PART B: CONTRACT AND PREMIUMS

23.
The contract. This document and any endorsements thereto, constitute the entire contract between TIAA and the contractholder, and the provisions therein alone will govern with respect to the rights and obligations of TIAA and the contractholder. The payment of premiums is the consideration for the contract.

     The contract may be amended by agreement of TIAA and the contractholder without the consent of any other person, provided that such change does not reduce any benefit purchased under the contract up to that time. Any endorsement or amendment of this contract, waiver of any of its provisions, or change in rate schedule will be valid only if in writing and signed by an executive officer of TIAA.

24.	Contestability. The contract is incontestable.

25.
Companion CREF contract. The College Retirement Equities Fund (CREF) is a companion organization to TIAA. A companion CREF Retirement Choice Plus Annuity contract may have been issued to you when you received this contract. The contract number for any such companion CREF contract is shown on page 1. If TIAA deletes the Real Estate Account and the Real Estate Account was, at any time, available under the terms of the employer plan, then a companion CREF Retirement Choice Plus Annuity contract will be issued, without application, as a funding vehicle for the employer plan, if such companion contract had not been previously issued.

26.
Premiums for this contract must be remitted under the terms of the employer plan. Premiums include any transfers, other than internal transfers, to this contract from other funding vehicles. Premiums may be stopped at any time without notice to TIAA and then resumed without payment of any past due premium or penalty of any kind.

     TIAA reserves the right to stop accepting premiums under the contract at any time. TIAA will not accept premiums paid on behalf of an employee after the employee’s death. Premiums will be credited to the contract as of the end of the business day in which they are received by TIAA, at the location that TIAA will designate by prior written notice, in good order and in accordance with procedures established by TIAA or as required by law.

27.
Allocation of premiums. Premiums may be allocated to either the Traditional Annuity or the Real Estate Account. Premiums allocated to the Traditional Annuity increase the Traditional Annuity accumulation. Premiums allocated to the Real Estate Account purchase accumulation units in the Real Estate Account. TIAA will allocate premiums according to the most recent valid instructions we have received from the contractholder in a form acceptable to TIAA. If no valid allocation instructions have been received, we will allocate premiums in accordance with the terms of the employer plan.

IGRSP-01-60	Page 5

TIAA Retirement Choice Plus Annuity Contract

TIAA may stop accepting premiums to the Traditional Annuity or the Real Estate Account at any time.

28.	Premium taxes. If premium taxes are incurred, they will be deducted from the contract accumulation, to the extent permitted by law.

PART C: TRADITIONAL ANNUITY ACCUMULATION

29.	The Traditional Annuity accumulation is the sum of all employees’ Traditional Annuity accumulations held under the contract.

30.
Employee’s Traditional Annuity accumulation. TIAA will maintain nominal Traditional Annuity accumulations on behalf of each employee in whose name amounts are credited to the Traditional Annuity under the contract. An employee’s Traditional Annuity accumulation is the amount so held under the contract for that employee. Any amounts added to or deducted from the Traditional Annuity accumulation under this contract will be attributed to individual employees’ Traditional Annuity accumulations in accordance with the instructions of the contractholder. The contractholder owns all employees’ Traditional Annuity accumulations under the contract. Employees have no ownership rights to these accumulations.

An employee’s Traditional Annuity accumulation is, with respect to amounts recorded and transactions made on behalf of that employee, the sum of:

A)	all premiums allocated to the Traditional Annuity; plus

B)	interest credited by TIAA at the guaranteed accumulation interest rate set forth in the rate schedule; plus

C)	any additional amounts credited to the Traditional Annuity by TIAA; plus

D)	any internal transfers to the Traditional Annuity; less

E)	any premium taxes incurred by TIAA for the Traditional Annuity; less

F)	any employer plan fee withdrawals and any minimum distribution payments paid from the Traditional Annuity; less

G)	any charges for expenses and contingencies deducted by TIAA as set forth in the rate schedule; less

H)	any amounts deducted to provide any form of Traditional Annuity benefit payments; less

I)	any internal transfers from the Traditional Annuity; less

J)	any contractholder payments paid from the Traditional Annuity; less

K)	any surrender charges assessed by TIAA as set forth in the rate schedule.

31.
Additional amounts. TIAA may credit additional amounts to the Traditional Annuity accumulation. TIAA does not guarantee that there will be additional amounts. TIAA will determine at least annually if additional amounts will be credited.

     Any additional amounts credited to the Traditional Annuity accumulation will buy benefits based on the rate schedule applicable to the premiums or internal transfers that gave rise to such additional amounts. Additional amounts may also be paid with any Traditional Annuity benefits payable.

IGRSP-01-60	Page 6

TIAA Retirement Choice Plus Annuity Contract

       Any additional amounts credited to the Traditional Annuity accumulation will be credited under a schedule of additional amount rates declared by TIAA. For a Traditional Annuity accumulation in force as of the effective date of such a schedule, the additional amount rates will not be modified for a period of twelve months following the schedule’s effective date. For any premiums and internal transfers applied to the Traditional Annuity during the twelve-month period described in the preceding sentence, TIAA may declare additional amounts at rates which remain in effect through the end of such twelve-month period. Thereafter, any additional amount rates declared for such premiums and internal transfers will remain in effect for periods of twelve months or more.

PART D: REAL ESTATE ACCOUNT ACCUMULATION AND UNITS

32.
Accumulation unit. The value of one accumulation unit is calculated at the end of each valuation day. The value of an accumulation unit is equal to the previous day’s value multiplied by the net investment factor for the Real Estate Account.

33.	The Real Estate Account accumulation is the sum of all employees’ Real Estate Account accumulations held under the contract.

34.
An employee’s Real Estate Account accumulation is equal to the number of accumulation units owned under the contract on behalf of that employee multiplied by the value of one accumulation unit. Real Estate Account accumulations are variable and are not guaranteed. They may increase or decrease depending on investment results.

     Any amounts added to or deducted from the Real Estate Account accumulation under this contract will be attributed to individual employee’s Real Estate Account accumulations in accordance with the instructions of the contractholder. The contractholder owns all employees’ Real Estate Account accumulations under the contract. Employees have no ownership rights to these accumulations.

35.	The net investment factor for the Real Estate Account for a valuation period is based on the amount of accrued real estate net operating income, dividends, interest and other income during the current period, a deduction of the separate account charge, both realized and unrealized capital gains and losses incurred, and other accounting adjustments during the current period. The precise formula for the net investment factor is A divided by B, as follows:

A)	the value of the Real Estate Account’s net assets at the end of the current valuation period, less any premiums received during the current period.

B)	the value of the Real Estate Account’s net assets at the end of the previous valuation period, plus the net effect of transactions (e.g. internal transfers, benefit payments) made at the start of the current valuation period.

36.
The separate account charge covers mortality and expense risk, liquidity risk, and administrative and investment advisory services. TIAA, at its discretion, can increase or decrease the separate account charge. The separate account charge is guaranteed not to exceed 2.50% per year of net assets.

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37.
Number of accumulation units. Each premium and each internal transfer applied to the Real Estate Account buys a number of accumulation units equal to the amount of the premium or internal transfer divided by the value of one accumulation unit as of the end of the business day in which the premium or internal transfer is credited. The number of accumulation units under the contract will be decreased by any premium taxes incurred by TIAA for the Real Estate Account accumulation and by the application of any accumulation units to provide any available form of benefit payments as described in Part E, employer plan fee withdrawals, internal transfers, or any minimum distribution payments paid from the Real Estate Account accumulation under the contract. Such transactions will decrease the number of accumulation units under the contract by an amount equal to the dollar value of the transaction divided by the value of one accumulation unit as of the end of the valuation day on which the transaction becomes effective.

PART E: BENEFIT PAYMENTS

38.	A benefit payment is any of the following types of payments made from this contract, under the terms of the employer plan.
    An income benefit is a payment to an employee made under one of the options described in section 39.

    A death benefit payment is a payment to a beneficiary under one of the methods described in section 42.

    A plan benefit payment is a single-sum payment of an employee’s entire accumulation made directly to an employee, beneficiary, or the estate of an employee or beneficiary as a benefit distribution under the terms of the employer plan. A plan benefit payment is only available when an employee has a severance from employment with the employer and is subject to the restrictions on mandatory distributions under the IRC. A plan benefit payment may also be applied to a TIAA annuity contract or certificate issued to an employee.

    A forfeiture reallocation payment is the reapplication of accumulations forfeited under the employer plan as a result of an employee’s failing to satisfy the vesting requirements of the plan. Such reallocation payments will serve to offset the employer’s obligation to make contributions on behalf of other employees under the plan and will be treated under the terms of the contract as premiums newly allocated to such employees’ accumulations to which they are subsequently applied.

    A lump-sum benefit is a single-sum payment, made at the voluntary direct affirmative request of an employee, of some or all of an employee’s accumulation, less any applicable surrender charges.

    Contractholder payments are payments to the contractholder or to any person, trustee, or corporation (other than an employee or beneficiary under the terms of the employer plan or the estate of such employee or beneficiary) designated by the contractholder.

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  Contractholder payments from the Traditional Annuity accumulation will be made only as a series of payments of the contract’s entire Traditional Annuity accumulation, less any applicable surrender charges as described in section 49. A contractholder payment from the Real Estate Account accumulation will be a lump-sum payment of the contract’s entire Real Estate Account accumulation, subject to the provisions of section 50.
39.
Income options are the ways in which an employee’s income benefit may be paid. The income options are available from an employee’s Traditional Annuity accumulation only. Some or all of an employee’s Real Estate Account accumulation may be transferred to the employee’s Traditional Annuity accumulation to provide benefits under these options.

     The choice of option may be made any time before such income benefit payments begin. The choice may be changed any time before payments begin, but once they have begun, the election to begin receiving benefits is irrevocable and no change can be made. The application of an amount to purchase an income option will result in a corresponding reduction in the employee’s accumulation for the full amount applied. The employee may not begin a one-life annuity after he or she attains age 90, nor may the employee begin a two-life annuity after the employee or the second annuitant attains age 90.

     If the plan administrator for the employer plan or his or her designee notifies us that distribution from an employee’s accumulation must begin under the minimum distribution rules of federal tax law, we will begin distributions satisfying such requirements.

    The following are the available options:

    One-life annuity. A payment will be made to the employee each month for as long as he or she lives. A guaranteed period of 10 or 20 years may be included. If no guaranteed period is included, all payments will cease at his or her death. If a guaranteed period is included and the employee dies before the end of that period, payments will continue until the end of that period and then cease, as explained in section 40.

    Two-life annuity. A payment will be made to the employee each month for as long as he or she lives. After the employee’s death, a payment will be made each month to the second annuitant, for as long as such second annuitant lives. The choice of second annuitant may not be changed after payments to the employee have begun. A guaranteed period of 10 or 20 years may be included. If no guaranteed period is included, all payments will cease after both the employee and the second annuitant have died. The following forms of two-life annuity are available.

      Full benefit to survivor. At the death of either the employee or the second annuitant, the full amount of the monthly payments that would have been paid if they both had lived will continue to be paid to the survivor. If a guaranteed period is included and the employee and the second annuitant both die before the end of the period chosen, the full amount of the monthly payments that would have been paid if both had lived will continue to be paid until the end of that period and then cease, as explained in section 40.

      Two-thirds benefit to survivor. At the death of either the employee or the second annuitant, two-thirds of the monthly payments that would have been paid if they both had lived will continue to be paid to the survivor. If a guaranteed period is included

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      and the employee and the second annuitant both die before the end of the period chosen, two-thirds of the monthly payments that would have been paid if they both had lived will continue to be paid until the end of that period and then cease, as explained in section 40.

      Half benefit to second annuitant. The full monthly payments will continue to be paid as long as the employee lives. After the employee’s death, if the second annuitant survives the employee, one-half of the monthly payments that would have been paid if the employee had lived will continue to be paid to the second annuitant. If a guaranteed period is included and the employee and the second annuitant both die before the end of the period chosen, one-half of the monthly payments that would have been paid if the employee had lived will continue to be paid until the end of that period and then cease, as explained in section 40.

40.
Post-mortem payments during a guaranteed period. Any periodic payments or other amounts remaining due after the death of the employee and the death of the second annuitant, if any, during a guaranteed period will be paid to the payee named to receive them. The payee designated to receive these payments is named at the time the income option is chosen.

     A payee may choose to receive in one sum the commuted value of any remaining periodic payments that do not involve life contingencies, unless the contractholder directs us otherwise. If no payee was named to receive these payments, or if no one so named is then living, we will pay the remaining payments due or the commuted value of the remaining periodic payments in one sum to the estate of the employee, or to the estate of the last survivor of the employee and the second annuitant if a two-life annuity has been chosen.

     If a payee receiving payments during a guaranteed period dies while payments remain due, the commuted value of any remaining payments due to that person will be paid to any other surviving payee that had been named to receive them. If no payee so named is then living, the commuted value will be paid to the estate of the last payee who was receiving these benefit payments.

41.	The amount of the income benefit payable to an employee will be determined as of the effective date for that income option, on the basis of:

A)	the income option chosen;

B)	if a one-life annuity is chosen, the employee’s age;

C)	if a two-life annuity is chosen, the employee’s age and the second annuitant’s age;

D)	the amount of the employee’s Traditional Annuity accumulation applied to provide the income benefit; and

E)	the rate schedule or schedules under which any premiums and internal transfers were applied to the Traditional Annuity accumulation on behalf of that employee.
  If the income benefit payable to the employee would be less than $100 a month, TIAA will have the right to change to quarterly, semi-annual or annual payments, whichever will result in payments of $100 or more and the shortest interval between payments. If different rate schedules apply to different parts of an employee’s Traditional Annuity accumulation, the portion applied to provide the income benefit chosen will be allocated among the parts on a pro-rata basis in accordance with procedures established by TIAA.

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42.
Death benefit payment methods are the ways in which a beneficiary may receive the death benefit. The single-sum payment method is available from all or any part of an employee’s accumulation. The other methods are available from the employee’s Traditional Annuity accumulation only. All or any part of the employee’s Real Estate Account accumulation may be transferred to the employee’s Traditional Annuity accumulation to provide benefits under the other payment methods.

     The choice of method may be made any time before the date the death benefit payment is paid or begins. The choice may be changed any time before payments begin, but once they have begun, no change can be made. The application of an amount to purchase an annuity method of payment of the death benefit will result in a corresponding reduction in the employee’s accumulation for the full amount applied. If the amount of the death benefit due to any one beneficiary is less than $5,000, TIAA may change the method of payment for the portion of the death benefit payable to that beneficiary to the single-sum payment method. A beneficiary may not begin to receive the death benefit under the one-life annuity method after he or she attains age 90.

     If the plan administrator for the employer plan or his or her designee notifies us that distribution from an employee’s accumulation must begin under the minimum distribution rules of federal tax law, we will begin distributions satisfying such requirements.

    The following are the available methods:

    Single-sum payment. The death benefit will be paid to the beneficiary in one sum.

    One-life annuity. A payment will be made to the beneficiary each month for life. A guaranteed period of 10 or 20 years may be included. If a guaranteed period isn’t included, all payments will cease at the death of the beneficiary. If a guaranteed period is included and the beneficiary dies before the end of that period, monthly payments will continue until the end of that period and then cease, as explained in section 44.

43.	The amount of death benefit payments under a one-life annuity will be determined as of the date payments are to begin by:

A)	the amount of the employee’s Traditional Annuity accumulation applied to the one- life annuity;

B)	the rate schedule or schedules under which any premiums and internal transfers were applied to the Traditional Annuity accumulation on behalf of that employee; and

C)	the age of the beneficiary.

If any method chosen would result in payments of less than $100 a month, TIAA will have the right to require a change in choice that will result in payments of at least $100 a month. If different rate schedules apply to different parts of an employee’s Traditional Annuity accumulation, the portion applied to provide the death benefit payment method chosen will be allocated among the parts on a pro-rata basis in accordance with procedures established by TIAA.

44.
Payments after the death of a beneficiary. Any periodic payments or other amounts remaining due after the death of a beneficiary during a guaranteed period will be paid to the payee named to receive them. The commuted value of these payments may be paid in one sum unless the

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contractholder directs us otherwise. The payee designated to receive these payments is named at the time the payment method is chosen.

If no payee was named to receive these payments, or if no one so named is living at the death of the beneficiary, the commuted value will be paid in one sum to the beneficiary’s estate.

     If a payee receiving these payments dies before the end of the guaranteed period, the commuted value of any payments still due that person will be paid to any other payee named to receive it. If no one has been so named, the commuted value will be paid to the estate of the last payee who was receiving these payments.

45.
Amount and effective date of a plan benefit payment. If an employee has a severance from employment with the employer, we may distribute all of that employee’s accumulation as a plan benefit payment in accordance with the terms of the employer plan and subject to the restrictions on mandatory distributions under the IRC.

     A plan benefit payment will be effective as of the end of the business day in which we receive the contractholder’s written request for the plan benefit payment. The contractholder may defer the effective date of the plan benefit payment until any business day following the date on which we receive the request. TIAA will determine all values as of the end of the effective date. A plan benefit payment may not be revoked after its effective date. TIAA may defer the payment of a Traditional Annuity plan benefit payment for up to six months.

46.
Amount and effective date of a forfeiture reallocation payment. If an employee has a severance from employment with the employer and the employee has failed to satisfy the vesting requirements of the plan, we may reapply all or part of that employee’s accumulation as a forfeiture reallocation payment in accordance with the terms of the employer plan. Such reallocation payments will serve to offset the employer’s obligation to make contributions on behalf of other employees under the plan and will be treated under the terms of the contract as premiums newly allocated to such employees’ accumulations to which they are subsequently applied.

     A forfeiture reallocation payment will be effective as of the end of the business day in which we receive the contractholder’s written request for the forfeiture reallocation payment. The contractholder may defer the effective date of the forfeiture reallocation payment until any business day following the date on which we receive the request. TIAA will determine all values as of the end of the effective date. A forfeiture reallocation payment reduces the accumulation from which it is paid by the amount paid. If different rate schedules apply to different parts of an employee’s Traditional Annuity accumulation, such reduction will be allocated among the parts on a pro-rata basis in accordance with procedures established by TIAA. A forfeiture reallocation payment may not be revoked after its effective date.

47.
Availability of the lump-sum benefit. The contractholder may permit an employee to withdraw all of his or her Traditional Annuity accumulation or Real Estate Account accumulation, or any part thereof not less than $1,000 as a lump-sum benefit. TIAA reserves the right to limit lump- sum benefits from each of an employee’s Traditional Annuity accumulation and an employee’s Real Estate Account accumulation to not more than one in a calendar quarter. An employee may not elect a lump-sum benefit before the earliest date permitted under the employer plan. The availability of a lump-sum benefit may be limited by the employer plan.

48.	Amount and effective date of a lump-sum benefit. If an employee chooses a lump-sum benefit from his or her Traditional Annuity accumulation, we will pay the portion of the

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employee’s Traditional Annuity accumulation chosen, less any surrender charge in accordance with the applicable rate schedule or schedules. If an employee chooses a lump-sum benefit from the employee’s Real Estate Account accumulation, we will pay the portion of the employee’s Real Estate Account accumulation chosen. Payment of a lump-sum benefit reduces the accumulation from which it is paid by the amount chosen, including any surrender charge. If different rate schedules apply to different parts of an employee’s Traditional Annuity accumulation, the portion applied to provide the lump-sum benefit will be allocated among the parts on a pro-rata basis in accordance with procedures established by TIAA.

     Any choice of lump-sum benefit must be made by written notice to TIAA as explained in section 62. A lump-sum benefit will be effective as of the business day on which we receive, in a form acceptable to TIAA, an employee’s request for a lump-sum benefit. An employee may choose to defer the effective date of the lump-sum benefit until any business day following the date on which we receive the request. TIAA will determine all values as of the end of the effective date. TIAA reserves the right to receive satisfactory evidence that a lump-sum benefit payment is being made at the voluntary direct affirmative request of an employee before effecting the payment. An employee can’t revoke a request for a lump-sum benefit after its effective date.

TIAA may defer the payment of a Traditional Annuity lump-sum benefit for up to six months.

49.	Amount and effective date of contractholder payments from the Traditional Annuity.

Contractholder payments from the Traditional Annuity accumulation are a series of payments made for the purpose of paying out the contract’s entire Traditional Annuity accumulation. Such contractholder payments will be made monthly over a 60-month period. The amount of each payment will be equal to the total remaining Traditional Annuity accumulation divided by the number of remaining payments. Each contractholder payment will be reduced by any surrender charge in accordance with the applicable rate schedule or schedules.

     The first contractholder payment will be effective as of the end of the business day that is 30 days after the business day we receive the contractholder’s written request to begin contractholder payments from the Traditional Annuity accumulation. TIAA will determine all values as of the end of the effective date. The request for contractholder payments may not be revoked after the effective date of the first payment. Each contractholder payment reduces each employee’s Traditional Annuity accumulation. The reduction, including any applicable surrender charge, will be allocated among the employees’ Traditional Annuity accumulations on a pro-rata basis. If different rate schedules apply to different parts of an employee’s Traditional Annuity accumulation, the reduction to that employee’s accumulation will be on a pro-rata basis among the parts in accordance with procedures established by TIAA.

As of the effective date of contractholder payments from the Traditional Annuity acccumulation, no further premiums or internal transfers will be accepted into the Traditional Annuity accumulation.

50.
Amount and effective date of a contractholder payment from the Real Estate Account. A contractholder payment from the Real Estate Account accumulation is a lump-sum payment of the contract’s entire Real Estate Account accumulation. A lump-sum contractholder payment from the Real Estate Account accumulation will be effective as of the end of the business day in which we receive the contractholder’s written request for a contractholder payment from the Real Estate Account accumulation. However, TIAA reserves the right to defer the effective date of payment, for some or all of the amount to be paid, for up to 180 days if the total amount to be

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  paid exceeds $10 million. TIAA will determine all values as of the end of the effective date. The request for a contractholder payment from the Real Estate Account accumulation may not be revoked after the effective date of the first payment. A contractholder payment reduces each employee’s Real Estate Account accumulation. The reduction will be allocated among the employees’ Real Estate Account accumulations on a pro-rata basis.

  As of the effective date of contractholder payments from the Real Estate Account accumulation, no further premiums or internal transfers will be accepted into the Real Estate Account accumulation.

PART F: INTERNAL TRANSFERS

51.
Availability of Internal Transfers. The contractholder may permit an employee to transfer between his or her Traditional Annuity accumulation and his or her Real Estate Account accumulation. In addition, the contractholder may permit an employee to transfer all or part of his or her Traditional Annuity accumulation or Real Estate Account accumulation to the companion CREF contract, if any, or from his or her accumulation in any such companion CREF contract to this contract. TIAA reserves the right to limit internal transfers from each of an employee’s Traditional Annuity accumulation and an employee’s Real Estate Account accumulation to not more than one in a calendar quarter. Any internal transfer to or from CREF is subject to the terms of the companion CREF contract and CREF’s Rules of the Fund. TIAA reserves the right to stop accepting internal transfers to the Traditional Annuity and/or internal transfers to the Real Estate Account at any time. The employer plan may limit the employee’s right to transfer to the Traditional Annuity, Real Estate Account and/or to a CREF account.

52.
Amount of internal transfer. Internal transfers may be for all of an employee’s Traditional Annuity accumulation or Real Estate Account accumulation, or any part of either account not less than $1,000. If an employee chooses to transfer from his or her Traditional Annuity accumulation, the amount to be transferred will be reduced by any surrender charge in accordance with the applicable rate schedule or schedules.

     An internal transfer reduces the accumulation from which it is paid by the amount transferred, including any surrender charge. If different rate schedules apply to different parts of an employee’s Traditional Annuity accumulation, the portion applied to provide the transfer will be allocated among the parts on a pro-rata basis in accordance with procedures established by TIAA.

53.
Effective date of internal transfer. An internal transfer will be effective as of the end of the business day in which we receive an employee’s written request for an internal transfer. An employee may defer the effective date of the internal transfer until any business day following the date on which we receive the written request. TIAA will determine all values as of the end of the effective date. TIAA reserves the right to receive satisfactory evidence that an internal transfer is being made at the voluntary direct affirmative request of an employee before effecting the transfer. An employee can’t revoke a request for an internal transfer after its effective date. TIAA may defer the effective date of an internal transfer from the Traditional Annuity for up to six months.

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54.	Crediting internal transfers. Internal transfers to an employee’s Traditional Annuity accumulation are credited to the Traditional Annuity as of the end of the effective date of the internal transfer and begin participation in the Traditional Annuity as of the following day. Internal transfers to an employee’s Real Estate Account accumulation purchase accumulation units as of the end of the effective date of the internal transfer.

PART G: GENERAL PROVISIONS

55.
Employer plan fee withdrawals. The contractholder may, in accordance with the terms of the employer plan, and with TIAA’s approval, instruct TIAA to withdraw amounts from the contract’s accumulation, to pay fees associated with the administration of the plan.

TIAA reserves the right to suspend or reinstate its approval for a plan to make such withdrawals from your contract.

     The amount and the effective date of an employer plan fee withdrawal will be in accordance with the terms of the employer plan. TIAA will determine all values as of the end of the effective date. An employer plan fee withdrawal cannot be revoked after it has been withdrawn.

An employer plan fee withdrawal reduces the accumulation from which it is paid by the amount withdrawn.

No surrender charge applies to employer plan fee withdrawals.

     If a portion of an employer plan fee withdrawal is payable from an employee’s Traditional Annuity accumulation and different rate schedules apply to different parts of the employee’s accumulation, the portion applied to provide the withdrawal will be allocated among the parts on a pro-rata basis in accordance with procedures established by TIAA.

56.
Insulation of the separate account. TIAA owns the assets in separate account VA-2. To the extent permitted by law, the assets of the separate account will not be charged with liabilities arising out of any other business TIAA may conduct. All income, investment gains and investment losses of the separate account, whether or not realized, will be credited to or charged against only that account without regard to TIAA’s other income, gains or losses.

57.
Deletion of the Real Estate Account. TIAA may delete the Real Estate Account. If the Real Estate Account is deleted and was, at any time, available under the terms of the employer plan, then a companion CREF contract will be issued to you at the time of the deletion, if one had not been previously issued to you. If accumulation units are owned under the contract in the Real Estate Account and it is deleted, the units must be transferred to the Traditional Annuity accumulation or to the companion CREF contract. If the contractholder does not tell us where to transfer the accumulation units, we will transfer them in accordance with the terms of the employer plan.

58.	Report of accumulation. At least once each year, we will provide the contractholder with a report for this contract. It will show the value of the accumulation.

59.	Ownership. The contractholder owns this contract. The contractholder may, to the extent permitted by law, exercise every right that is granted to the contractholder without the consent of

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any other person unless the right has been given to such other person and authorized by the contractholder as described in section 62.

60.	No loans. This contract does not provide for loans.

61.	No assignment or transfer. Neither you nor any other person may assign, pledge, or transfer ownership of this contract or any benefits under its terms. Any such action will be void and of no effect.

62.
Procedure for elections and changes and requests for benefits. Written notice must be provided to TIAA identifying each person that becomes eligible for benefit payments. The notice will include the amount, type of payment, and the date such payment is to be made. For income benefits, such notice will include the effective date of the income option on which payments are to begin, the income option chosen, the age of the employee, and the name of the payee, if any. If a two-life annuity is chosen as a payment option, the notice will also include the name and age of the second annuitant. For death benefit payments, such notice will include proof of the employee’s death, the death benefit payment method chosen, the name of the payee, if any, and if the method chosen provides a lifetime income, the age of the beneficiary. The notice will also indicate whether the benefit is to be paid from the employee’s Traditional Annuity accumulation or the employee’s Real Estate Account accumulation. Upon receipt of proof of an employee’s death, we will divide that employee’s accumulation into as many portions as there are validly designated beneficiaries for that employee’s accumulation. If different rate schedules apply to different parts of that employee’s Traditional Annuity accumulation, the resulting portions will be allocated among the parts on a pro-rata basis in accordance with procedures established by TIAA. Each validly designated beneficiary will then have the right to make elections available under this contract in connection with his or her portion of such employee’s accumulation.

     The right of an employee (or the employee’s beneficiaries, after the employee’s death) to make choices and elections available under the contract, with respect to that employee’s accumulation under the contract, are subject to the authorization of the contractholder. Such rights include but are not limited to the right to allocate premiums, name a second annuitant, designate beneficiaries and payees, elect lump-sum benefits, make transfers, and choose forms of benefit payment. The contractholder may revoke or modify any such authorization.

     To be valid, any choices or elections available under the contract, any authorization by the contractholder, or revocations or modifications of such authorization, must be made in a form acceptable to TIAA at our home office in New York, NY, or at another location that we designate. Valid instructions will take effect as of the date TIAA receives the instructions. TIAA will only accept as valid, instructions received from the party entitled to issue the instruction, as determined by our records. If TIAA takes any action in good faith before receiving a valid instruction, we will not be subject to liability even if our acts were contrary to such instruction. All benefits are payable at our home office or at another location that we designate.

     For purposes of determining the effective dates of any transactions and premium receipts, transaction requests and premiums will only be deemed to have been received when they are received by TIAA, or its appropriately designated agent, in good order, in accordance with procedures established by TIAA or as required by law. TIAA reserves the right to limit the number of transactions that may be made effective on a single business day.

63.	Payment to an estate, trustee, etc. Upon the death of an employee, TIAA reserves the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership,

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  trustee or other entity that isn’t a natural person. TIAA won’t be responsible for the acts or neglects of any executor, trustee, guardian, or other third party receiving payments under this contract. If a trustee of a trust is designated as beneficiary, TIAA is not obliged to inquire into the terms of the underlying trust or any will.
       If death benefits become payable to the designated trustee of a testamentary trust, but:
A)	no qualified trustee makes claim for the benefits within nine months after the death of the employee; or

B)	evidence satisfactory to TIAA is presented at any time within such nine-month period that no trustee can qualify to receive the benefits due,

payment will be made to the successor beneficiaries, if any are designated and survive the employee; otherwise payment will be made to the executors or administrators of the employee’s estate.

     If benefits become payable to an inter-vivos trustee (the person appointed to execute a trust created during an individual’s lifetime), but the trust is not in effect or there is no qualified trustee, payment will be made to the successor beneficiaries, if any are designated and survive the employee; otherwise payment will be made to the executors or administrators of the employee’s estate.

Payment to any trustee, successor beneficiary, executor, or administrator, as provided for above, shall fully satisfy TIAA’s payment obligations under the contract to the extent of such payment.

64.
Service of process upon TIAA. We will accept service of process in any action or suit against us on this contract in any court of competent jurisdiction in the United States provided such process is properly made. We will also accept such process sent to us by registered mail if the plaintiff is a resident of the jurisdiction in which the action or suit is brought. This section does not waive any of our rights, including the right to remove such action or suit to another court.

65.
Benefits based on incorrect data. If the amount of benefits is determined by data as to a person’s age or sex that is incorrect, the benefits payable will be such as the premium paid would have purchased based on the correct data. Any amounts underpaid by TIAA on the basis of the incorrect data will be paid at the time the correction is made. Any amounts overpaid by TIAA on the basis of the incorrect data will be charged against the payments due after the correction is made. Any amounts so paid or charged will include compound interest at the effective annual rate of 6% per year.

66.
Proof of survival. TIAA reserves the right to require satisfactory proof that anyone named to receive benefits under the terms of the contract is alive on the date any benefit payment is due. If this proof is not received after it has been requested in writing, TIAA will have the right to make reduced payments or to withhold payments entirely until such proof is received. If under a two- life annuity TIAA has overpaid benefits because of a death of which we were not notified, subsequent payments will be reduced or withheld until the amount of the overpayment, plus compound interest at the effective annual rate of 6% per year, has been recovered.

67.	Protection against claims of creditors. The benefits and rights accruing under the contract are exempt from the claims of creditors or legal process to the fullest extent permitted by law.

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68.
Compliance with laws and regulations. TIAA will administer the contract to comply with the restrictions of all laws and regulations pertaining to the terms and conditions of the contract. No benefit may be elected and no right may be exercised under the contract if the election of that benefit or exercise of that right is prohibited under an applicable state or federal law or regulation.

     The choice of income option and effective date thereof, beneficiary or second annuitant, death benefit payment method and effective date, the availability of transfers and lump-sum benefits, and the rights of spouses to benefits, are all subject to the applicable restrictions, distribution requirements and incidental benefit requirements of ERISA and the IRC and any rulings and regulations issued under ERISA and the IRC.

69.	Correspondence. If you have any questions about the contract, or inquiries about our service, or if you need help to resolve a problem, you can contact us at the address or phone number below.

TIAA
[730 Third Avenue
New York, NY 10017-3206
Telephone: 800 842-2733]

70.
Change of rate schedule. We may, at any time and from time to time, substitute a new rate schedule for the one currently effective in your contract. A new rate schedule will apply only to benefits arising from any premiums and internal transfers applied to the Traditional Annuity while such rate schedule is in effect. Any change in the rate schedule will not affect the amount of benefits purchased prior to the change by any premiums and internal transfers applied to the Traditional Annuity. A change in the rate schedule will be made only after we have given you three months’ written notice of the change. Any new rate schedule will specify:

A)	the charges for expenses and contingencies;

B)	the interest rates and the mortality bases used for determining benefits arising from amounts applied to the Traditional Annuity;

C)	any applicable surrender charges on lump-sum benefits and internal transfers arising from amounts applied to the Traditional Annuity; and

D)	any applicable surrender charges on contractholder payments arising from amounts applied to the Traditional Annuity.

IGRSP-01-60	Page 18

Teachers Insurance and Annuity Association of America
TIAA Retirement Choice Plus Annuity Contract

RATE SCHEDULE
  Rate schedule. The benefits bought by any premiums and internal transfers applied to the Traditional Annuity while this rate schedule is in effect will be computed on this basis:
(1)
no deduction for expenses or contingencies, except for any premium taxes incurred by TIAA for the contract and except for any employer plan fee withdrawals in accordance with the terms of the employer plan;

(2)	interest as follows:

[The minimum effective annual interest rate to be credited to premiums and internal transfers applied to the Traditional Annuity will be set based on the calendar year in which the premium or internal transfer is applied to the Traditional Annuity. In setting such rates, the amounts applied in each calendar year will be tracked separately. For each such calendar year, an initial rate will be set equal to the CMT for that year (as defined below) less 0.0125, rounded to the nearest 0.0005, provided however that the resulting minimum rate will not be less than 1% nor greater than 3%. Such initial rate will apply for ten calendar years, after which it will be reset to the initial rate then being established for amounts applied in the calendar year immediately following the end of such ten calendar-year period. If this rate schedule is no longer in effect on such scheduled reset date, the reset rate will be the initial rate that would have been established had this rate schedule continued to be in effect. Any resulting reset rate will be subject to the same reset procedure every ten calendar years.]

The minimum interest rate so determined will be credited on amounts applied to the Traditional Annuity accumulation from the end of the day on which such amount is credited to the date such amount is deducted from the Traditional Annuity accumulation, in accordance with section 30.

We may make future changes to the choice of calendar month for which the average five-year Constant Maturity Treasury Rate will be used to set the CMT. Any such change will be effected only after obtaining any approvals required by the insurance regulatory authority of the jurisdiction shown on page 1, and will also be made to all other contracts written on this form and delivered in that jurisdiction. Any such change will be made only after we have given you three months’ written notice.

(3)
for one-life annuities and two-life annuities, annuity payments based on interest at the effective annual rate of 2% after the date that payments begin, and mortality according to the Annuity 2000 Mortality Table (TIAA Merged Gender Mod C), with ages set back three months for each completed year between December 31, 2000 and the date that annuity payments begin.

  A surrender charge of 0% will be deducted from any lump-sum benefit and internal transfer from the Traditional Annuity accumulation arising from amounts applied to the Traditional Annuity while this rate schedule is in effect.

  A surrender charge of 0% will be deducted from any contractholder payment from the Traditional Annuity accumulation arising from amounts applied to the Traditional Annuity while this rate schedule is in effect.

  These above guarantees (as illustrated in the accompanying chart) cease to apply to any Traditional Annuity accumulations that are transferred to the Real Estate Account or to the companion CREF contract, if any.

IGRSP-01-60-RS	Page RS1

Teachers Insurance and Annuity Association of America
TIAA Retirement Choice Plus Annuity Contract

  Betterment of rates. When an employee or an employee’s beneficiary begin benefits under a one-life or two-life annuity, we will compute any benefits provided by the portion of the Traditional Annuity accumulation resulting from amounts applied to the Traditional Annuity while this rate schedule is in effect on the basis stated above, or, if it produces a larger guaranteed benefit, on the basis then in use for any single premium immediate annuities offered by TIAA to contracts of the same class as this contract.

Guaranteed Annual Amount of Income Benefits from the Traditional Annuity under the One-life
Annuity with 10-Year Guaranteed Period option
Provided by $10,000 from Employee’s Accumulation
(assuming a premium tax rate of 0%)

One-twelfth of the amount shown is payable each month

Adjusted	Annual	Adjusted	Annual	Adjusted	Annual
Age When	Amount of	Age When	Amount of	Age When	Amount of
Payments	Monthly	Payments	Monthly	Payments	Monthly
Begin	Benefit	Begin	Benefit	Begin	Benefit
	Payments		Payments		Payments

40	$305.99	57	$383.81	74	$553.18
41	$309.20	58	$390.38	75	$568.43
42	$312.54	59	$397.25	76	$584.44
43	$316.02	60	$404.44	77	$601.22
44	$319.65	61	$411.96	78	$618.78
45	$323.43	62	$419.85	79	$637.13
46	$327.38	63	$428.13	80	$656.25
47	$331.50	64	$436.82	81	$676.14
48	$335.79	65	$445.95	82	$696.74
49	$340.27	66	$455.55	83	$718.03
50	$344.94	67	$465.65	84	$739.91
51	$349.82	68	$476.29	85	$762.31
52	$354.90	69	$487.50	86	$785.11
53	$360.20	70	$499.31	87	$808.15
54	$365.73	71	$511.75	88	$831.28
55	$371.50	72	$524.86	89	$854.30
56	$377.52	73	$538.66	90	$877.00

The yearly payments shown above are those that result from the application of an accumulation of $10,000 (assuming a premium tax rate of 0%) in the Traditional Annuity to the specified income option when the employee has attained an adjusted age as shown, but has not passed the date on which that adjusted age was attained by as much as one month.

     The employee’s adjusted age equals the employee’s actual age minus three months for each completed year between December 31, 2000 and the date that payments begin. All ages used in computing benefits are calculated in completed years and months. Payments beginning at ages other than those shown, and under other income options, are computed on the basis stated in the rate schedule. For accumulations other than $10,000, payments will be proportionate.

IGRSP-01-60-RS	Page RS2

Teachers Insurance and Annuity Association of America
TIAA Retirement Choice Plus Annuity Contract

  Rates applicable to transfers from the Real Estate Account to begin income from the Traditional Annuity. The following applies to Real Estate Account accumulations attributable to any premiums and internal transfers applied to the Real Estate Account while this rate schedule is in effect and for as long as such amounts remain in the Real Estate Account accumulation:

  If an employee transfers accumulations from the Real Estate Account to the Traditional Annuity to purchase a one-life or two-life annuity, with benefits beginning immediately, the resulting guaranteed benefit from the Traditional Annuity will be determined on whichever of these bases produces the largest guaranteed payments:

A)	(1)	interest at the effective annual rate of 1.5%; and

	(2)
mortality according to the Annuity 2000 mortality table (TIAA Merged Gender Mod A), with ages set back one year for each completed year between January 1, 2004 and the effective date of the internal transfer.

B)	the basis otherwise applicable to internal transfers to the Traditional Annuity under the rate schedule in effect on the effective date of the transfer; or

C)
the interest rate, mortality table, and charge for contingencies and expenses in use for any individual single premium immediate annuities being offered by TIAA, to the same class of contracts, when the payments start.

IGRSP-01-60-RS	Page RS3

Teachers Insurance and Annuity Association of America
TIAA Retirement Choice Plus Annuity Contract

Group Flexible Premium Deferred Annuity
Fixed and Variable Accumulations
Nonparticipating

IGRSP-01-60-RS	Page RS4

Teachers Insurance and Annuity Association of America
730 Third Avenue, New York, N.Y. 10017-3206
Telephone: [800-842-2733]

Retirement Choice Plus Annuity Contract

Contractholder:	[ABC Institution]
Contract Number:	[T-xxxxx ]
Companion CREF Contract Number:	[C-xxxxx/NONE]
Date of Issue:	[01 01 2005]

This contract is delivered in [the State of state] and is subject to the laws and regulations therein.

This is a contract between you, the contractholder, and us, Teachers Insurance and Annuity Association of America (TIAA). This page refers briefly to some of the features of this contract. The next pages set forth in detail the rights and obligations of both TIAA and the contractholder under the contract. PLEASE READ THIS CONTRACT. IT IS IMPORTANT.

GENERAL DESCRIPTION

The contractholder remits all premiums for this contract. Premiums are allocated between the Traditional Annuity and the Real Estate Account.

Traditional Annuity. Each premium allocated to the Traditional Annuity under this contract buys a guaranteed minimum amount of benefit payments, based on the rate schedule in effect at the time the premium is credited. Traditional Annuity accumulations will be credited with a guaranteed interest rate, and may also be credited with additional amounts declared by TIAA.

Real Estate Account. Each premium allocated to the Real Estate Account under this contract buys a number of accumulation units. Real Estate Account accumulations are not guaranteed, and may increase or decrease depending on investment results. The Real Estate Account separate account charge is guaranteed not to exceed 2.50% per year of net assets.

This contract cannot be assigned and it does not provide for loans.

If you have any questions about the contract or
need help to resolve a problem, you can contact
us at the address or phone number above.

E. Laverne Jones	Herbert M. Allison, Jr.
Vice President and	Chairman, President and
Corporate Secretary	Chief Executive Officer

Group Flexible Premium Deferred Annuity
Fixed and Variable Accumulations
Nonparticipating

INDEX ON NEXT PAGE
IGRSP-01-84	Page 1

TIAA Retirement Choice Plus Annuity Contract

INDEX OF PROVISIONS

	Section		Section

Accumulation		Income Benefit
- Definition	1	- Amount	41
- Employee’s	7	- Options	39
- Employee’s Real Estate Account	34	- Post-mortem Payments	40
- Employee’s Traditional Annuity	30	Internal Transfers
- Real Estate Account	33	- Amount	52
- Report of	58	- Availability	51
- Traditional Annuity	29	- Crediting	54
Accumulation Units		- Definition	13
- Definition	32	- Effective Date	53
- Number of	37	IRC	14
Additional Amounts	31	Laws and Regulations - Compliance with	68
Assignment -Void and of no effect	61	Loans – Not Available	60
Benefit Payment	38	Lump-sum Benefit
Benefits Based on Incorrect Data	65	- Amount and Effective Date	48
Business Day	3	- Availability	47
Claims of Creditors - Protection Against	67	Net Investment Factor	35
Commuted Value	4	Ownership	59
Companion CREF Contract	25	Payee	15
Contestability	24	Payment to an Estate, Trustee, etc	63
Contract	23	Plan Benefit Payment	45
Contractholder Payment		Premiums
- From the Real Estate Account	50	- Allocation of	27
- From the Traditional Annuity	49	- Payment of	26
Correspondence with us	69	- Taxes	28
Death Benefit		Proof of Survival	66
- Amount of Payments	43	Rate Schedule
- Beneficiary	2	- Change of	70
- Definition	5	- Definition	16
- Payment Methods	42	Real Estate Account
- Payments after Death of Beneficiary	44	- Deletion of	57
Elections and Changes - Procedure for	62	Second Annuitant	17
Employee	6	Separate Account
Employer Plan	8	- Charge	36
Employer Plan Fee Withdrawals	55	- Definition	18
- Definition	9	- Insulation of	56
ERISA	10	Service of Process upon TIAA	64
Forfeiture Reallocation Payment	46	Severance from Employment	19
Funding Vehicle	11	Surrender Charge	20
General Account	12	Traditional Annuity	21
		Valuation Day and Valuation Period	22

IGRSP-01-84	Page 2

TIAA Retirement Choice Plus Annuity Contract

PART A: TERMS USED IN THIS CONTRACT

1.	The contract’s accumulation is equal to the sum of all employees’ accumulations under the contract.

2.
A beneficiary is any person eligible to receive death benefit payments upon the death of an employee. If none of the beneficiaries named is alive at the time of the employee’s death, or if, at the employee’s death, no beneficiary had ever been named for that employee, then the death benefit will be paid to the person entitled to such benefits under the terms of the employer plan.

If the plan does not specify how to distribute such death benefits, the death benefit will be paid to the employee’s estate. If distributions to a named beneficiary are barred by operation of law, the death benefit due that beneficiary will be paid to the employee’s estate.

3.	A business day is any day that the New York Stock Exchange is open for trading. A business day ends at 4:00 P.M. Eastern time, or when trading closes on the New York Stock Exchange, if earlier.

4.
The commuted (discounted) value is a one-sum amount paid in lieu of a series of payments that are not contingent upon the survival of an employee or second annuitant. It is less than the total of those payments, because future interest, included when computing the series of payments, will not be earned if payment is to be made in one sum. The commuted value of future payments is therefore the sum of those payments less the interest from the date of commutation to the date each payment would have been made. The same interest rate or rates used in computing the benefit payments will be used to determine the commuted value.

5.	The death benefit for an employee is the current value of the employee’s accumulation.

6.	An employee is any employee entitled to benefits under the employer plan.

7.
An employee’s accumulation is the sum of the employee’s Traditional Annuity accumulation (as defined in section 30) and the employee’s Real Estate Account accumulation (as defined in section 34). Employee’s accumulations are maintained for the sole purpose of providing a record of amounts accumulated under the contract on behalf of individual employees. The contractholder owns all employees’ accumulations under the contract. Employees have no ownership rights to these accumulations.

8.
The employer plan is the retirement plan of the contractholder as amended from time to time, or any successor retirement plan. Employees’ and beneficiaries’ eligibility to receive benefits available under the contract and the conditions of such benefit payments will be determined by reference to the employer plan. The contractholder must notify TIAA of any changes to the terms of the employer plan. If TIAA takes any action in good faith before receiving such notice, we will not be subject to liability even if our acts were contrary to the terms of the employer plan as modified by such change.

9.	Employer plan fee withdrawals are amounts deducted from the contract’s accumulation in accordance with the terms of the employer plan to pay fees associated with the administration of the plan.

IGRSP-01-84	Page 3

TIAA Retirement Choice Plus Annuity Contract

10.	ERISA is the Employee Retirement Income Security Act of 1974, as amended.

11.	A funding vehicle is an annuity contract, custodial account, or trust designated to receive contributions under the employer plan.

12.	The general account consists of all of TIAA’s assets other than those in separate accounts.

13.
An internal transfer is the movement of accumulations between the employee’s Traditional Annuity accumulation and the employee’s Real Estate Account accumulation, or between this contract and a companion CREF contract, if any. The provisions concerning internal transfers are set forth in Part F.

14.
The IRC is the Internal Revenue Code of 1986, as amended. All references to any section of the IRC shall be deemed to refer not only to such section but also to any amendment thereof, any successor statutory provisions, and any regulations thereunder.

15.	The payee is a person named to receive any periodic payments or amounts due under an income option or death benefit payment method as explained in sections 40 and 44.

16.
The rate schedule sets forth the bases for computing the Traditional Annuity accumulation and any benefits and distributions arising from it. To the extent permitted by law, TIAA may change the rate schedule for amounts applied after the change, as explained in section 70.

17.
A second annuitant is the person named when an employee starts to receive income under a two-life annuity, to receive an income for life if he or she survives the employee. The second annuitant may be any person eligible under TIAA’s practices then in effect.

18.
Separate account. All premiums and internal transfers credited to the Real Estate Account become part of a separate account. The Real Estate Account is designated as “VA-2” and was established by TIAA in accordance with New York law to provide benefits under this contract and other contracts. The assets and liabilities of separate account VA-2 are segregated from the assets and liabilities of the general account, and from the assets and liabilities of any other TIAA separate account.

19.
A severance from employment occurs when an employee ceases to be employed by the employer that maintains the employer plan. In accordance with the provisions of the IRC and applicable regulations, a severance from employment will be deemed to occur even if the employee continues to perform the same job for a different employer that does not maintain the employer plan after a merger, acquisition, consolidation or other business transaction.

20.
A surrender charge will be assessed against any portion of the Traditional Annuity accumulation withdrawn or transferred to provide any lump-sum benefit or internal transfer as shown in the rate schedule. A surrender charge will also be assessed on each contractholder payment paid from the Traditional Annuity as shown in the rate schedule.

21.
The Traditional Annuity refers to the guaranteed annuity benefits under the contract. Each premium and internal transfer allocated to the Traditional Annuity under the contract buys a guaranteed minimum amount of income, based on the rate schedule in effect for the contract at the time the premium is paid.

IGRSP-01-84	Page 4

TIAA Retirement Choice Plus Annuity Contract

22.
A valuation day is any business day, as well as the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the Real Estate Account are principally traded. Valuation days that aren’t business days end at 4:00 p.m. Eastern Time. A valuation period is the time from the end of a valuation day to the end of the next valuation day.

PART B: CONTRACT AND PREMIUMS

23.
The contract. This document and any endorsements thereto, constitute the entire contract between TIAA and the contractholder, and the provisions therein alone will govern with respect to the rights and obligations of TIAA and the contractholder. The payment of premiums is the consideration for the contract.

     The contract may be amended by agreement of TIAA and the contractholder without the consent of any other person, provided that such change does not reduce any benefit purchased under the contract up to that time. Any endorsement or amendment of this contract, waiver of any of its provisions, or change in rate schedule will be valid only if in writing and signed by an executive officer of TIAA.

24.	Contestability. The contract is incontestable.

25.
Companion CREF contract. The College Retirement Equities Fund (CREF) is a companion organization to TIAA. A companion CREF Retirement Choice Plus Annuity contract may have been issued to you when you received this contract. The contract number for any such companion CREF contract is shown on page 1. If TIAA deletes the Real Estate Account and the Real Estate Account was, at any time, available under the terms of the employer plan, then a companion CREF Retirement Choice Plus Annuity contract will be issued, without application, as a funding vehicle for the employer plan, if such companion contract had not been previously issued.

26.
Premiums for this contract must be remitted under the terms of the employer plan. Premiums include any transfers, other than internal transfers, to this contract from other funding vehicles. Premiums may be stopped at any time without notice to TIAA and then resumed without payment of any past due premium or penalty of any kind.

     TIAA reserves the right to stop accepting premiums under the contract at any time. TIAA will not accept premiums paid on behalf of an employee after the employee’s death. Premiums will be credited to the contract as of the end of the business day in which they are received by TIAA, at the location that TIAA will designate by prior written notice, in good order and in accordance with procedures established by TIAA or as required by law.

27.
Allocation of premiums. Premiums may be allocated to either the Traditional Annuity or the Real Estate Account. Premiums allocated to the Traditional Annuity increase the Traditional Annuity accumulation. Premiums allocated to the Real Estate Account purchase accumulation units in the Real Estate Account. TIAA will allocate premiums according to the most recent valid instructions we have received from the contractholder in a form acceptable to TIAA. If no valid allocation instructions have been received, we will allocate premiums in accordance with the terms of the employer plan.

IGRSP-01-84	Page 5

TIAA Retirement Choice Plus Annuity Contract

TIAA may stop accepting premiums to the Traditional Annuity or the Real Estate Account at any time.

28.	Premium taxes. If premium taxes are incurred, they will be deducted from the contract accumulation, to the extent permitted by law.

PART C: TRADITIONAL ANNUITY ACCUMULATION

29.	The Traditional Annuity accumulation is the sum of all employees’ Traditional Annuity accumulations held under the contract.

30.
Employee’s Traditional Annuity accumulation. TIAA will maintain nominal Traditional Annuity accumulations on behalf of each employee in whose name amounts are credited to the Traditional Annuity under the contract. An employee’s Traditional Annuity accumulation is the amount so held under the contract for that employee. Any amounts added to or deducted from the Traditional Annuity accumulation under this contract will be attributed to individual employees’ Traditional Annuity accumulations in accordance with the instructions of the contractholder. The contractholder owns all employees’ Traditional Annuity accumulations under the contract. Employees have no ownership rights to these accumulations.

An employee’s Traditional Annuity accumulation is, with respect to amounts recorded and transactions made on behalf of that employee, the sum of:

A)	all premiums allocated to the Traditional Annuity; plus

B)	interest credited by TIAA at the guaranteed accumulation interest rate set forth in the rate schedule; plus

C)	any additional amounts credited to the Traditional Annuity by TIAA; plus

D)	any internal transfers to the Traditional Annuity; less

E)	any premium taxes incurred by TIAA for the Traditional Annuity; less

F)	any employer plan fee withdrawals and any minimum distribution payments paid from the Traditional Annuity; less

G)	any charges for expenses and contingencies deducted by TIAA as set forth in the rate schedule; less

H)	any amounts deducted to provide any form of Traditional Annuity benefit payments; less

I)	any internal transfers from the Traditional Annuity; less

J)	any contractholder payments paid from the Traditional Annuity; less

K)	any surrender charges assessed by TIAA as set forth in the rate schedule.

31.
Additional amounts. TIAA may credit additional amounts to the Traditional Annuity accumulation. TIAA does not guarantee that there will be additional amounts. TIAA will determine at least annually if additional amounts will be credited.

     Any additional amounts credited to the Traditional Annuity accumulation will buy benefits based on the rate schedule applicable to the premiums or internal transfers that gave rise to such additional amounts. Additional amounts may also be paid with any Traditional Annuity benefits payable.

IGRSP-01-84	Page 6

TIAA Retirement Choice Plus Annuity Contract

       Any additional amounts credited to the Traditional Annuity accumulation will be credited under a schedule of additional amount rates declared by TIAA. For a Traditional Annuity accumulation in force as of the effective date of such a schedule, the additional amount rates will not be modified for a period of twelve months following the schedule’s effective date. For any premiums and internal transfers applied to the Traditional Annuity during the twelve-month period described in the preceding sentence, TIAA may declare additional amounts at rates which remain in effect through the end of such twelve-month period. Thereafter, any additional amount rates declared for such premiums and internal transfers will remain in effect for periods of twelve months or more.

PART D: REAL ESTATE ACCOUNT ACCUMULATION AND UNITS

32.
Accumulation unit. The value of one accumulation unit is calculated at the end of each valuation day. The value of an accumulation unit is equal to the previous day’s value multiplied by the net investment factor for the Real Estate Account.

33.	The Real Estate Account accumulation is the sum of all employees’ Real Estate Account accumulations held under the contract.

34.
An employee’s Real Estate Account accumulation is equal to the number of accumulation units owned under the contract on behalf of that employee multiplied by the value of one accumulation unit. Real Estate Account accumulations are variable and are not guaranteed. They may increase or decrease depending on investment results.

     Any amounts added to or deducted from the Real Estate Account accumulation under this contract will be attributed to individual employee’s Real Estate Account accumulations in accordance with the instructions of the contractholder. The contractholder owns all employees’ Real Estate Account accumulations under the contract. Employees have no ownership rights to these accumulations.

35.
The net investment factor for the Real Estate Account for a valuation period is based on the amount of accrued real estate net operating income, dividends, interest and other income during the current period, a deduction of the separate account charge, both realized and unrealized capital gains and losses incurred, and other accounting adjustments during the current period. The precise formula for the net investment factor is A divided by B, as follows:

A)	the value of the Real Estate Account’s net assets at the end of the current valuation period, less any premiums received during the current period.

B)
the value of the Real Estate Account’s net assets at the end of the previous valuation period, plus the net effect of transactions (e.g. internal transfers, benefit payments) made at the start of the current valuation period.

36.
The separate account charge covers mortality and expense risk, liquidity risk, and administrative and investment advisory services. TIAA, at its discretion, can increase or decrease the separate account charge. The separate account charge is guaranteed not to exceed 2.50% per year of net assets.

IGRSP-01-84	Page 7

TIAA Retirement Choice Plus Annuity Contract

37.
Number of accumulation units. Each premium and each internal transfer applied to the Real Estate Account buys a number of accumulation units equal to the amount of the premium or internal transfer divided by the value of one accumulation unit as of the end of the business day in which the premium or internal transfer is credited. The number of accumulation units under the contract will be decreased by any premium taxes incurred by TIAA for the Real Estate Account accumulation and by the application of any accumulation units to provide any available form of benefit payments as described in Part E, employer plan fee withdrawals, internal transfers, or any minimum distribution payments paid from the Real Estate Account accumulation under the contract. Such transactions will decrease the number of accumulation units under the contract by an amount equal to the dollar value of the transaction divided by the value of one accumulation unit as of the end of the valuation day on which the transaction becomes effective.

PART E: BENEFIT PAYMENTS

38.	A benefit payment is any of the following types of payments made from this contract, under the terms of the employer plan.
    An income benefit is a payment to an employee made under one of the options described in section 39.

    A death benefit payment is a payment to a beneficiary under one of the methods described in section 42.

    A plan benefit payment is a single-sum payment of an employee’s entire accumulation made directly to an employee, beneficiary, or the estate of an employee or beneficiary as a benefit distribution under the terms of the employer plan. A plan benefit payment is only available when an employee has a severance from employment with the employer and is subject to the restrictions on mandatory distributions under the IRC. A plan benefit payment may also be applied to a TIAA annuity contract or certificate issued to an employee.

    A forfeiture reallocation payment is the reapplication of accumulations forfeited under the employer plan as a result of an employee’s failing to satisfy the vesting requirements of the plan. Such reallocation payments will serve to offset the employer’s obligation to make contributions on behalf of other employees under the plan and will be treated under the terms of the contract as premiums newly allocated to such employees’ accumulations to which they are subsequently applied.

    A lump-sum benefit is a single-sum payment, made at the voluntary direct affirmative request of an employee, of some or all of an employee’s accumulation, less any applicable surrender charges.

    Contractholder payments are payments to the contractholder or to any person, trustee, or corporation (other than an employee or beneficiary under the terms of the employer plan or the estate of such employee or beneficiary) designated by the contractholder.

IGRSP-01-84	Page 8

TIAA Retirement Choice Plus Annuity Contract

  Contractholder payments from the Traditional Annuity accumulation will be made only as a series of payments of the contract’s entire Traditional Annuity accumulation, less any applicable surrender charges as described in section 49. A contractholder payment from the Real Estate Account accumulation will be a lump-sum payment of the contract’s entire Real Estate Account accumulation, subject to the provisions of section 50.
39.
Income options are the ways in which an employee’s income benefit may be paid. The income options are available from an employee’s Traditional Annuity accumulation only. Some or all of an employee’s Real Estate Account accumulation may be transferred to the employee’s Traditional Annuity accumulation to provide benefits under these options.

     The choice of option may be made any time before such income benefit payments begin. The choice may be changed any time before payments begin, but once they have begun, the election to begin receiving benefits is irrevocable and no change can be made. The application of an amount to purchase an income option will result in a corresponding reduction in the employee’s accumulation for the full amount applied. The employee may not begin a one-life annuity after he or she attains age 90, nor may the employee begin a two-life annuity after the employee or the second annuitant attains age 90.

     If the plan administrator for the employer plan or his or her designee notifies us that distribution from an employee’s accumulation must begin under the minimum distribution rules of federal tax law, we will begin distributions satisfying such requirements.

    The following are the available options:

    One-life annuity. A payment will be made to the employee each month for as long as he or she lives. A guaranteed period of 10 or 20 years may be included. If no guaranteed period is included, all payments will cease at his or her death. If a guaranteed period is included and the employee dies before the end of that period, payments will continue until the end of that period and then cease, as explained in section 40.

    Two-life annuity. A payment will be made to the employee each month for as long as he or she lives. After the employee’s death, a payment will be made each month to the second annuitant, for as long as such second annuitant lives. The choice of second annuitant may not be changed after payments to the employee have begun. A guaranteed period of 10 or 20 years may be included. If no guaranteed period is included, all payments will cease after both the employee and the second annuitant have died. The following forms of two-life annuity are available.

      Full benefit to survivor. At the death of either the employee or the second annuitant, the full amount of the monthly payments that would have been paid if they both had lived will continue to be paid to the survivor. If a guaranteed period is included and the employee and the second annuitant both die before the end of the period chosen, the full amount of the monthly payments that would have been paid if both had lived will continue to be paid until the end of that period and then cease, as explained in section 40.

      Two-thirds benefit to survivor. At the death of either the employee or the second annuitant, two-thirds of the monthly payments that would have been paid if they both had lived will continue to be paid to the survivor. If a guaranteed period is included

IGRSP-01-84	Page 9

TIAA Retirement Choice Plus Annuity Contract

      and the employee and the second annuitant both die before the end of the period chosen, two-thirds of the monthly payments that would have been paid if they both had lived will continue to be paid until the end of that period and then cease, as explained in section 40.

      Half benefit to second annuitant. The full monthly payments will continue to be paid as long as the employee lives. After the employee’s death, if the second annuitant survives the employee, one-half of the monthly payments that would have been paid if the employee had lived will continue to be paid to the second annuitant. If a guaranteed period is included and the employee and the second annuitant both die before the end of the period chosen, one-half of the monthly payments that would have been paid if the employee had lived will continue to be paid until the end of that period and then cease, as explained in section 40.

40.
Post-mortem payments during a guaranteed period. Any periodic payments or other amounts remaining due after the death of the employee and the death of the second annuitant, if any, during a guaranteed period will be paid to the payee named to receive them. The payee designated to receive these payments is named at the time the income option is chosen.

     A payee may choose to receive in one sum the commuted value of any remaining periodic payments that do not involve life contingencies, unless the contractholder directs us otherwise. If no payee was named to receive these payments, or if no one so named is then living, we will pay the remaining payments due or the commuted value of the remaining periodic payments in one sum to the estate of the employee, or to the estate of the last survivor of the employee and the second annuitant if a two-life annuity has been chosen.

     If a payee receiving payments during a guaranteed period dies while payments remain due, the commuted value of any remaining payments due to that person will be paid to any other surviving payee that had been named to receive them. If no payee so named is then living, the commuted value will be paid to the estate of the last payee who was receiving these benefit payments.

41.	The amount of the income benefit payable to an employee will be determined as of the effective date for that income option, on the basis of:

A)	the income option chosen;

B)	if a one-life annuity is chosen, the employee’s age;

C)	if a two-life annuity is chosen, the employee’s age and the second annuitant’s age;

D)	the amount of the employee’s Traditional Annuity accumulation applied to provide the income benefit; and

E)	the rate schedule or schedules under which any premiums and internal transfers were applied to the Traditional Annuity accumulation on behalf of that employee.
  If the income benefit payable to the employee would be less than $100 a month, TIAA will have the right to change to quarterly, semi-annual or annual payments, whichever will result in payments of $100 or more and the shortest interval between payments. If different rate schedules apply to different parts of an employee’s Traditional Annuity accumulation, the portion applied to provide the income benefit chosen will be allocated among the parts on a pro-rata basis in accordance with procedures established by TIAA.

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TIAA Retirement Choice Plus Annuity Contract

42.
Death benefit payment methods are the ways in which a beneficiary may receive the death benefit. The single-sum payment method is available from all or any part of an employee’s accumulation. The other methods are available from the employee’s Traditional Annuity accumulation only. All or any part of the employee’s Real Estate Account accumulation may be transferred to the employee’s Traditional Annuity accumulation to provide benefits under the other payment methods.

     The choice of method may be made any time before the date the death benefit payment is paid or begins. The choice may be changed any time before payments begin, but once they have begun, no change can be made. The application of an amount to purchase an annuity method of payment of the death benefit will result in a corresponding reduction in the employee’s accumulation for the full amount applied. If the amount of the death benefit due to any one beneficiary is less than $5,000, TIAA may change the method of payment for the portion of the death benefit payable to that beneficiary to the single-sum payment method. A beneficiary may not begin to receive the death benefit under the one-life annuity method after he or she attains age 90.

     If the plan administrator for the employer plan or his or her designee notifies us that distribution from an employee’s accumulation must begin under the minimum distribution rules of federal tax law, we will begin distributions satisfying such requirements.

    The following are the available methods:

    Single-sum payment. The death benefit will be paid to the beneficiary in one sum.

    One-life annuity. A payment will be made to the beneficiary each month for life. A guaranteed period of 10 or 20 years may be included. If a guaranteed period isn’t included, all payments will cease at the death of the beneficiary. If a guaranteed period is included and the beneficiary dies before the end of that period, monthly payments will continue until the end of that period and then cease, as explained in section 44.

43.	The amount of death benefit payments under a one-life annuity will be determined as of the date payments are to begin by:

A)	the amount of the employee’s Traditional Annuity accumulation applied to the one- life annuity;

B)	the rate schedule or schedules under which any premiums and internal transfers were applied to the Traditional Annuity accumulation on behalf of that employee; and

C)	the age of the beneficiary.

If any method chosen would result in payments of less than $100 a month, TIAA will have the right to require a change in choice that will result in payments of at least $100 a month. If different rate schedules apply to different parts of an employee’s Traditional Annuity accumulation, the portion applied to provide the death benefit payment method chosen will be allocated among the parts on a pro-rata basis in accordance with procedures established by TIAA.

44.
Payments after the death of a beneficiary. Any periodic payments or other amounts remaining due after the death of a beneficiary during a guaranteed period will be paid to the payee named to receive them. The commuted value of these payments may be paid in one sum unless the

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TIAA Retirement Choice Plus Annuity Contract

contractholder directs us otherwise. The payee designated to receive these payments is named at the time the payment method is chosen.

If no payee was named to receive these payments, or if no one so named is living at the death of the beneficiary, the commuted value will be paid in one sum to the beneficiary’s estate.

     If a payee receiving these payments dies before the end of the guaranteed period, the commuted value of any payments still due that person will be paid to any other payee named to receive it. If no one has been so named, the commuted value will be paid to the estate of the last payee who was receiving these payments.

45.
Amount and effective date of a plan benefit payment. If an employee has a severance from employment with the employer, we may distribute all of that employee’s accumulation as a plan benefit payment in accordance with the terms of the employer plan and subject to the restrictions on mandatory distributions under the IRC.

     A plan benefit payment will be effective as of the end of the business day in which we receive the contractholder’s written request for the plan benefit payment. The contractholder may defer the effective date of the plan benefit payment until any business day following the date on which we receive the request. TIAA will determine all values as of the end of the effective date. A plan benefit payment may not be revoked after its effective date. TIAA may defer the payment of a Traditional Annuity plan benefit payment for up to six months.

46.
Amount and effective date of a forfeiture reallocation payment. If an employee has a severance from employment with the employer and the employee has failed to satisfy the vesting requirements of the plan, we may reapply all or part of that employee’s accumulation as a forfeiture reallocation payment in accordance with the terms of the employer plan. Such reallocation payments will serve to offset the employer’s obligation to make contributions on behalf of other employees under the plan and will be treated under the terms of the contract as premiums newly allocated to such employees’ accumulations to which they are subsequently applied.

A forfeiture reallocation payment will be effective as of the end of the business day in which we receive the contractholder’s written request for the forfeiture reallocation payment. The contractholder may defer the effective date of the forfeiture reallocation payment until any business day following the date on which we receive the request. TIAA will determine all values as of the end of the effective date. A forfeiture reallocation payment reduces the accumulation from which it is paid by the amount paid. If different rate schedules apply to different parts of an employee’s Traditional Annuity accumulation, such reduction will be allocated among the parts on a pro-rata basis in accordance with procedures established by TIAA. A forfeiture reallocation payment may not be revoked after its effective date.

47.
Availability of the lump-sum benefit. The contractholder may permit an employee to withdraw all of his or her Traditional Annuity accumulation or Real Estate Account accumulation, or any part thereof not less than $1,000 as a lump-sum benefit. TIAA reserves the right to limit lump- sum benefits from each of an employee’s Traditional Annuity accumulation and an employee’s Real Estate Account accumulation to not more than one in a calendar quarter. An employee may not elect a lump-sum benefit before the earliest date permitted under the employer plan. The availability of a lump-sum benefit may be limited by the employer plan.

48.	Amount and effective date of a lump-sum benefit. If an employee chooses a lump-sum benefit from his or her Traditional Annuity accumulation, we will pay the portion of the

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TIAA Retirement Choice Plus Annuity Contract

employee’s Traditional Annuity accumulation chosen, less any surrender charge in accordance with the applicable rate schedule or schedules. If an employee chooses a lump-sum benefit from the employee’s Real Estate Account accumulation, we will pay the portion of the employee’s Real Estate Account accumulation chosen. Payment of a lump-sum benefit reduces the accumulation from which it is paid by the amount chosen, including any surrender charge. If different rate schedules apply to different parts of an employee’s Traditional Annuity accumulation, the portion applied to provide the lump-sum benefit will be allocated among the parts on a pro-rata basis in accordance with procedures established by TIAA.

     Any choice of lump-sum benefit must be made by written notice to TIAA as explained in section 62. A lump-sum benefit will be effective as of the business day on which we receive, in a form acceptable to TIAA, an employee’s request for a lump-sum benefit. An employee may choose to defer the effective date of the lump-sum benefit until any business day following the date on which we receive the request. TIAA will determine all values as of the end of the effective date. TIAA reserves the right to receive satisfactory evidence that a lump-sum benefit payment is being made at the voluntary direct affirmative request of an employee before effecting the payment. An employee can’t revoke a request for a lump-sum benefit after its effective date.

TIAA may defer the payment of a Traditional Annuity lump-sum benefit for up to six months.

49.	Amount and effective date of contractholder payments from the Traditional Annuity.

Contractholder payments from the Traditional Annuity accumulation are a series of payments made for the purpose of paying out the contract’s entire Traditional Annuity accumulation. Such contractholder payments will be made monthly over an 84-month period. The amount of each payment will be equal to the total remaining Traditional Annuity accumulation divided by the number of remaining payments. Each contractholder payment will be reduced by any surrender charge in accordance with the applicable rate schedule or schedules.

     The first contractholder payment will be effective as of the end of the business day that is 30 days after the business day we receive the contractholder’s written request to begin contractholder payments from the Traditional Annuity accumulation. TIAA will determine all values as of the end of the effective date. The request for contractholder payments may not be revoked after the effective date of the first payment. Each contractholder payment reduces each employee’s Traditional Annuity accumulation. The reduction, including any applicable surrender charge, will be allocated among the employees’ Traditional Annuity accumulations on a pro-rata basis. If different rate schedules apply to different parts of an employee’s Traditional Annuity accumulation, the reduction to that employee’s accumulation will be on a pro-rata basis among the parts in accordance with procedures established by TIAA.

As of the effective date of contractholder payments from the Traditional Annuity acccumulation, no further premiums or internal transfers will be accepted into the Traditional Annuity accumulation.

50.
Amount and effective date of a contractholder payment from the Real Estate Account. A contractholder payment from the Real Estate Account accumulation is a lump-sum payment of the contract’s entire Real Estate Account accumulation. A lump-sum contractholder payment from the Real Estate Account accumulation will be effective as of the end of the business day in which we receive the contractholder’s written request for a contractholder payment from the Real Estate Account accumulation. However, TIAA reserves the right to defer the effective date of payment, for some or all of the amount to be paid, for up to 180 days if the total amount to be

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TIAA Retirement Choice Plus Annuity Contract

  paid exceeds $10 million. TIAA will determine all values as of the end of the effective date. The request for a contractholder payment from the Real Estate Account accumulation may not be revoked after the effective date of the first payment. A contractholder payment reduces each employee’s Real Estate Account accumulation. The reduction will be allocated among the employees’ Real Estate Account accumulations on a pro-rata basis.

       As of the effective date of contractholder payments from the Real Estate Account accumulation, no further premiums or internal transfers will be accepted into the Real Estate Account accumulation.

PART F: INTERNAL TRANSFERS

51.
Availability of Internal Transfers. The contractholder may permit an employee to transfer between his or her Traditional Annuity accumulation and his or her Real Estate Account accumulation. In addition, the contractholder may permit an employee to transfer all or part of his or her Traditional Annuity accumulation or Real Estate Account accumulation to the companion CREF contract, if any, or from his or her accumulation in any such companion CREF contract to this contract. TIAA reserves the right to limit internal transfers from each of an employee’s Traditional Annuity accumulation and an employee’s Real Estate Account accumulation to not more than one in a calendar quarter. Any internal transfer to or from CREF is subject to the terms of the companion CREF contract and CREF’s Rules of the Fund. TIAA reserves the right to stop accepting internal transfers to the Traditional Annuity and/or internal transfers to the Real Estate Account at any time. The employer plan may limit the employee’s right to transfer to the Traditional Annuity, Real Estate Account and/or to a CREF account.

52.
Amount of internal transfer. Internal transfers may be for all of an employee’s Traditional Annuity accumulation or Real Estate Account accumulation, or any part of either account not less than $1,000. If an employee chooses to transfer from his or her Traditional Annuity accumulation, the amount to be transferred will be reduced by any surrender charge in accordance with the applicable rate schedule or schedules.

     An internal transfer reduces the accumulation from which it is paid by the amount transferred, including any surrender charge. If different rate schedules apply to different parts of an employee’s Traditional Annuity accumulation, the portion applied to provide the transfer will be allocated among the parts on a pro-rata basis in accordance with procedures established by TIAA.

53.
Effective date of internal transfer. An internal transfer will be effective as of the end of the business day in which we receive an employee’s written request for an internal transfer. An employee may defer the effective date of the internal transfer until any business day following the date on which we receive the written request. TIAA will determine all values as of the end of the effective date. TIAA reserves the right to receive satisfactory evidence that an internal transfer is being made at the voluntary direct affirmative request of an employee before effecting the transfer. An employee can’t revoke a request for an internal transfer after its effective date. TIAA may defer the effective date of an internal transfer from the Traditional Annuity for up to six months.

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TIAA Retirement Choice Plus Annuity Contract

54.
Crediting internal transfers. Internal transfers to an employee’s Traditional Annuity accumulation are credited to the Traditional Annuity as of the end of the effective date of the internal transfer and begin participation in the Traditional Annuity as of the following day. Internal transfers to an employee’s Real Estate Account accumulation purchase accumulation units as of the end of the effective date of the internal transfer.

PART G: GENERAL PROVISIONS

55.
Employer plan fee withdrawals. The contractholder may, in accordance with the terms of the employer plan, and with TIAA’s approval, instruct TIAA to withdraw amounts from the contract’s accumulation, to pay fees associated with the administration of the plan.

TIAA reserves the right to suspend or reinstate its approval for a plan to make such withdrawals from your contract.

     The amount and the effective date of an employer plan fee withdrawal will be in accordance with the terms of the employer plan. TIAA will determine all values as of the end of the effective date. An employer plan fee withdrawal cannot be revoked after it has been withdrawn.

An employer plan fee withdrawal reduces the accumulation from which it is paid by the amount withdrawn.

No surrender charge applies to employer plan fee withdrawals.

     If a portion of an employer plan fee withdrawal is payable from an employee’s Traditional Annuity accumulation and different rate schedules apply to different parts of the employee’s accumulation, the portion applied to provide the withdrawal will be allocated among the parts on a pro-rata basis in accordance with procedures established by TIAA.

56.
Insulation of the separate account. TIAA owns the assets in separate account VA-2. To the extent permitted by law, the assets of the separate account will not be charged with liabilities arising out of any other business TIAA may conduct. All income, investment gains and investment losses of the separate account, whether or not realized, will be credited to or charged against only that account without regard to TIAA’s other income, gains or losses.

57.
Deletion of the Real Estate Account. TIAA may delete the Real Estate Account. If the Real Estate Account is deleted and was, at any time, available under the terms of the employer plan, then a companion CREF contract will be issued to you at the time of the deletion, if one had not been previously issued to you. If accumulation units are owned under the contract in the Real Estate Account and it is deleted, the units must be transferred to the Traditional Annuity accumulation or to the companion CREF contract. If the contractholder does not tell us where to transfer the accumulation units, we will transfer them in accordance with the terms of the employer plan.

58.	Report of accumulation. At least once each year, we will provide the contractholder with a report for this contract. It will show the value of the accumulation.

59.	Ownership. The contractholder owns this contract. The contractholder may, to the extent permitted by law, exercise every right that is granted to the contractholder without the consent of

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TIAA Retirement Choice Plus Annuity Contract

any other person unless the right has been given to such other person and authorized by the contractholder as described in section 62.

60.	No loans. This contract does not provide for loans.

61.	No assignment or transfer. Neither you nor any other person may assign, pledge, or transfer ownership of this contract or any benefits under its terms. Any such action will be void and of no effect.

62.
Procedure for elections and changes and requests for benefits. Written notice must be provided to TIAA identifying each person that becomes eligible for benefit payments. The notice will include the amount, type of payment, and the date such payment is to be made. For income benefits, such notice will include the effective date of the income option on which payments are to begin, the income option chosen, the age of the employee, and the name of the payee, if any. If a two-life annuity is chosen as a payment option, the notice will also include the name and age of the second annuitant. For death benefit payments, such notice will include proof of the employee’s death, the death benefit payment method chosen, the name of the payee, if any, and if the method chosen provides a lifetime income, the age of the beneficiary. The notice will also indicate whether the benefit is to be paid from the employee’s Traditional Annuity accumulation or the employee’s Real Estate Account accumulation. Upon receipt of proof of an employee’s death, we will divide that employee’s accumulation into as many portions as there are validly designated beneficiaries for that employee’s accumulation. If different rate schedules apply to different parts of that employee’s Traditional Annuity accumulation, the resulting portions will be allocated among the parts on a pro-rata basis in accordance with procedures established by TIAA. Each validly designated beneficiary will then have the right to make elections available under this contract in connection with his or her portion of such employee’s accumulation.

     The right of an employee (or the employee’s beneficiaries, after the employee’s death) to make choices and elections available under the contract, with respect to that employee’s accumulation under the contract, are subject to the authorization of the contractholder. Such rights include but are not limited to the right to allocate premiums, name a second annuitant, designate beneficiaries and payees, elect lump-sum benefits, make transfers, and choose forms of benefit payment. The contractholder may revoke or modify any such authorization.

     To be valid, any choices or elections available under the contract, any authorization by the contractholder, or revocations or modifications of such authorization, must be made in a form acceptable to TIAA at our home office in New York, NY, or at another location that we designate. Valid instructions will take effect as of the date TIAA receives the instructions. TIAA will only accept as valid, instructions received from the party entitled to issue the instruction, as determined by our records. If TIAA takes any action in good faith before receiving a valid instruction, we will not be subject to liability even if our acts were contrary to such instruction. All benefits are payable at our home office or at another location that we designate.

     For purposes of determining the effective dates of any transactions and premium receipts, transaction requests and premiums will only be deemed to have been received when they are received by TIAA, or its appropriately designated agent, in good order, in accordance with procedures established by TIAA or as required by law. TIAA reserves the right to limit the number of transactions that may be made effective on a single business day.

63.	Payment to an estate, trustee, etc. Upon the death of an employee, TIAA reserves the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership,

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TIAA Retirement Choice Plus Annuity Contract

  trustee or other entity that isn’t a natural person. TIAA won’t be responsible for the acts or neglects of any executor, trustee, guardian, or other third party receiving payments under this contract. If a trustee of a trust is designated as beneficiary, TIAA is not obliged to inquire into the terms of the underlying trust or any will.
       If death benefits become payable to the designated trustee of a testamentary trust, but:
A)	no qualified trustee makes claim for the benefits within nine months after the death of the employee; or

B)	evidence satisfactory to TIAA is presented at any time within such nine-month period that no trustee can qualify to receive the benefits due,

payment will be made to the successor beneficiaries, if any are designated and survive the employee; otherwise payment will be made to the executors or administrators of the employee’s estate.

     If benefits become payable to an inter-vivos trustee (the person appointed to execute a trust created during an individual’s lifetime), but the trust is not in effect or there is no qualified trustee, payment will be made to the successor beneficiaries, if any are designated and survive the employee; otherwise payment will be made to the executors or administrators of the employee’s estate.

Payment to any trustee, successor beneficiary, executor, or administrator, as provided for above, shall fully satisfy TIAA’s payment obligations under the contract to the extent of such payment.

64.
Service of process upon TIAA. We will accept service of process in any action or suit against us on this contract in any court of competent jurisdiction in the United States provided such process is properly made. We will also accept such process sent to us by registered mail if the plaintiff is a resident of the jurisdiction in which the action or suit is brought. This section does not waive any of our rights, including the right to remove such action or suit to another court.

65.
Benefits based on incorrect data. If the amount of benefits is determined by data as to a person’s age or sex that is incorrect, the benefits payable will be such as the premium paid would have purchased based on the correct data. Any amounts underpaid by TIAA on the basis of the incorrect data will be paid at the time the correction is made. Any amounts overpaid by TIAA on the basis of the incorrect data will be charged against the payments due after the correction is made. Any amounts so paid or charged will include compound interest at the effective annual rate of 6% per year.

66.
Proof of survival. TIAA reserves the right to require satisfactory proof that anyone named to receive benefits under the terms of the contract is alive on the date any benefit payment is due. If this proof is not received after it has been requested in writing, TIAA will have the right to make reduced payments or to withhold payments entirely until such proof is received. If under a two- life annuity TIAA has overpaid benefits because of a death of which we were not notified, subsequent payments will be reduced or withheld until the amount of the overpayment, plus compound interest at the effective annual rate of 6% per year, has been recovered.

67.	Protection against claims of creditors. The benefits and rights accruing under the contract are exempt from the claims of creditors or legal process to the fullest extent permitted by law.

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TIAA Retirement Choice Plus Annuity Contract

68.
Compliance with laws and regulations. TIAA will administer the contract to comply with the restrictions of all laws and regulations pertaining to the terms and conditions of the contract. No benefit may be elected and no right may be exercised under the contract if the election of that benefit or exercise of that right is prohibited under an applicable state or federal law or regulation.

The choice of income option and effective date thereof, beneficiary or second annuitant, death benefit payment method and effective date, the availability of transfers and lump-sum benefits, and the rights of spouses to benefits, are all subject to the applicable restrictions, distribution requirements and incidental benefit requirements of ERISA and the IRC and any rulings and regulations issued under ERISA and the IRC.

69.	Correspondence. If you have any questions about the contract, or inquiries about our service, or if you need help to resolve a problem, you can contact us at the address or phone number below.

TIAA
[730 Third Avenue
New York, NY 10017-3206
Telephone: 800 842-2733]

70.
Change of rate schedule. We may, at any time and from time to time, substitute a new rate schedule for the one currently effective in your contract. A new rate schedule will apply only to benefits arising from any premiums and internal transfers applied to the Traditional Annuity while such rate schedule is in effect. Any change in the rate schedule will not affect the amount of benefits purchased prior to the change by any premiums and internal transfers applied to the Traditional Annuity. A change in the rate schedule will be made only after we have given you three months’ written notice of the change. Any new rate schedule will specify:

A)	the charges for expenses and contingencies;

B)	the interest rates and the mortality bases used for determining benefits arising from amounts applied to the Traditional Annuity;

C)	any applicable surrender charges on lump-sum benefits and internal transfers arising from amounts applied to the Traditional Annuity; and

D)	any applicable surrender charges on contractholder payments arising from amounts applied to the Traditional Annuity.

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Teachers Insurance and Annuity Association of America
TIAA Retirement Choice Plus Annuity Contract

RATE SCHEDULE
  Rate schedule. The benefits bought by any premiums and internal transfers applied to the Traditional Annuity while this rate schedule is in effect will be computed on this basis:
(1)
no deduction for expenses or contingencies, except for any premium taxes incurred by TIAA for the contract and except for any employer plan fee withdrawals in accordance with the terms of the employer plan;

(2)	interest as follows:

[The minimum effective annual interest rate to be credited to premiums and internal transfers applied to the Traditional Annuity will be set based on the calendar year in which the premium or internal transfer is applied to the Traditional Annuity. In setting such rates, the amounts applied in each calendar year will be tracked separately. For each such calendar year, an initial rate will be set equal to the CMT for that year (as defined below) less 0.0125, rounded to the nearest 0.0005, provided however that the resulting minimum rate will not be less than 1% nor greater than 3%. Such initial rate will apply for ten calendar years, after which it will be reset to the initial rate then being established for amounts applied in the calendar year immediately following the end of such ten calendar-year period. If this rate schedule is no longer in effect on such scheduled reset date, the reset rate will be the initial rate that would have been established had this rate schedule continued to be in effect. Any resulting reset rate will be subject to the same reset procedure every ten calendar years.]

The minimum interest rate so determined will be credited on amounts applied to the Traditional Annuity accumulation from the end of the day on which such amount is credited to the date such amount is deducted from the Traditional Annuity accumulation, in accordance with section 30.

We may make future changes to the choice of calendar month for which the average five-year Constant Maturity Treasury Rate will be used to set the CMT. Any such change will be effected only after obtaining any approvals required by the insurance regulatory authority of the jurisdiction shown on page 1, and will also be made to all other contracts written on this form and delivered in that jurisdiction. Any such change will be made only after we have given you three months’ written notice.

(3)
for one-life annuities and two-life annuities, annuity payments based on interest at the effective annual rate of 2% after the date that payments begin, and mortality according to the Annuity 2000 Mortality Table (TIAA Merged Gender Mod C), with ages set back three months for each completed year between December 31, 2000 and the date that annuity payments begin.

  A surrender charge of 0% will be deducted from any lump-sum benefit and internal transfer from the Traditional Annuity accumulation arising from amounts applied to the Traditional Annuity while this rate schedule is in effect.

  A surrender charge of 2.5% will be deducted from any contractholder payment from the Traditional Annuity accumulation arising from amounts applied to the Traditional Annuity while this rate schedule is in effect.

  These above guarantees (as illustrated in the accompanying chart) cease to apply to any Traditional Annuity accumulations that are transferred to the Real Estate Account or to the companion CREF contract, if any.

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Teachers Insurance and Annuity Association of America
TIAA Retirement Choice Plus Annuity Contract

  Betterment of rates. When an employee or an employee’s beneficiary begin benefits under a one-life or two-life annuity, we will compute any benefits provided by the portion of the Traditional Annuity accumulation resulting from amounts applied to the Traditional Annuity while this rate schedule is in effect on the basis stated above, or, if it produces a larger guaranteed benefit, on the basis then in use for any single premium immediate annuities offered by TIAA to contracts of the same class as this contract.

Guaranteed Annual Amount of Income Benefits from the Traditional Annuity under the One-life
Annuity with 10-Year Guaranteed Period option
Provided by $10,000 from Employee’s Accumulation
(assuming a premium tax rate of 0%)

One-twelfth of the amount shown is payable each month

Adjusted	Annual	Adjusted	Annual	Adjusted	Annual
Age When	Amount of	Age When	Amount of	Age When	Amount of
Payments	Monthly	Payments	Monthly	Payments	Monthly
Begin	Benefit	Begin	Benefit	Begin	Benefit
	Payments		Payments		Payments

40	$305.99	57	$383.81	74	$553.18
41	$309.20	58	$390.38	75	$568.43
42	$312.54	59	$397.25	76	$584.44
43	$316.02	60	$404.44	77	$601.22
44	$319.65	61	$411.96	78	$618.78
45	$323.43	62	$419.85	79	$637.13
46	$327.38	63	$428.13	80	$656.25
47	$331.50	64	$436.82	81	$676.14
48	$335.79	65	$445.95	82	$696.74
49	$340.27	66	$455.55	83	$718.03
50	$344.94	67	$465.65	84	$739.91
51	$349.82	68	$476.29	85	$762.31
52	$354.90	69	$487.50	86	$785.11
53	$360.20	70	$499.31	87	$808.15
54	$365.73	71	$511.75	88	$831.28
55	$371.50	72	$524.86	89	$854.30
56	$377.52	73	$538.66	90	$877.00

The yearly payments shown above are those that result from the application of an accumulation of $10,000 (assuming a premium tax rate of 0%) in the Traditional Annuity to the specified income option when the employee has attained an adjusted age as shown, but has not passed the date on which that adjusted age was attained by as much as one month.

     The employee’s adjusted age equals the employee’s actual age minus three months for each completed year between December 31, 2000 and the date that payments begin. All ages used in computing benefits are calculated in completed years and months. Payments beginning at ages other than those shown, and under other income options, are computed on the basis stated in the rate schedule. For accumulations other than $10,000, payments will be proportionate.

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Teachers Insurance and Annuity Association of America
TIAA Retirement Choice Plus Annuity Contract

  Rates applicable to transfers from the Real Estate Account to begin income from the Traditional Annuity. The following applies to Real Estate Account accumulations attributable to any premiums and internal transfers applied to the Real Estate Account while this rate schedule is in effect and for as long as such amounts remain in the Real Estate Account accumulation:

  If an employee transfers accumulations from the Real Estate Account to the Traditional Annuity to purchase a one-life or two-life annuity, with benefits beginning immediately, the resulting guaranteed benefit from the Traditional Annuity will be determined on whichever of these bases produces the largest guaranteed payments:

A)	(1) interest at the effective annual rate of 1.5%; and

(2)
mortality according to the Annuity 2000 mortality table (TIAA Merged Gender Mod A), with ages set back one year for each completed year between January 1, 2004 and the effective date of the internal transfer.

B)	the basis otherwise applicable to internal transfers to the Traditional Annuity under the rate schedule in effect on the effective date of the transfer; or

C)
the interest rate, mortality table, and charge for contingencies and expenses in use for any individual single premium immediate annuities being offered by TIAA, to the same class of contracts, when the payments start.

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Teachers Insurance and Annuity Association of America
TIAA Retirement Choice Plus Annuity Contract

Group Flexible Premium Deferred Annuity
Fixed and Variable Accumulations
Nonparticipating

IGRSP-01-84-RS	Page RS4